Exhibit 10.23

Execution Copy

INTERESTHOLDERS AGREEMENT

OF

TUBERÍAS TIGRE-ADS LIMITADA

June 5, 2009

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(continued)

-ii-

(continued)

-iii-

(continued)

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Exhibits

EXHIBIT A – Definitions

EXHIBIT B – Amended Bylaws

EXHIBIT C – ADS License Agreement

EXHIBIT D – Tigre License Agreement

EXHIBIT E – Tuberías Tigre-ADS Limitada Standards of Business Conduct

EXHIBIT F – Brazil Lease

EXHIBIT G – ADS Sales Agent Agreement

EXHIBIT H – Tigre Sales Agent Agreement

EXHIBIT I – ADS Services Agreement

EXHIBIT J – Tigre Services Agreement

EXHIBIT K – [Intentionally Omitted]

EXHIBIT L – Special Compensation Agreement

Schedules

SCHEDULE I – Interestholders

SCHEDULE II – ADS Equipment

SCHEDULE III –Tigre Solid Wall Equipment

SCHEDULE IV – Initial Board Members

SCHEDULE V – Financial and Other Reporting

ADS Disclosure Schedules

Disclosure Schedule 13.3(d) – Undisclosed Liabilities

Disclosure Schedule 13.3(f)(ii) – Tax Matters

Disclosure Schedule 13.3(g)(ii) – Real Property

Disclosure Schedule 13.3(g)(v) – Real Property

Disclosure Schedule 13.3(k) – Contracts

Disclosure Schedule 13.3(l) – Litigation

Disclosure Schedule 13.3(o) – Employees

Disclosure Schedule 13.3(p) – Employee Benefits

Disclosure Schedule 13.3(q) – Environmental, Health, and Safety Matters

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INTERESTHOLDERS AGREEMENT

OF

TUBERÍAS TIGRE-ADS LIMITADA

June 5, 2009

This INTERESTHOLDERS AGREEMENT (this “Agreement”) is made and entered into as of the date first set forth above (the “Effective Date”), by and among Tubos y Plásticos ADS Chile Limitada, a limited liability company (sociedad de responsabilidad limitada) organized under the laws of Chile by public deed dated April 30, 2002, executed in the notarial office of Santiago of Mr. José Musalem Saffie (“ADS”), Tigre Chile S.A., a corporation (sociedad anónima) organized under the laws of Chile by public deed dated December 4, 2002, executed before the Notary Public of Santiago Mrs. María Gloria Acharán Toledo (“Tigre”), and Tuberías T-A Limitada, a limited liability company (sociedad de responsabilidad limitada) organized under the laws of Chile by public deed dated May 18, 2009, executed before the Notary Public of Santiago Mr. José Musalem Saffie (the “Company”). In addition, each of Advanced Drainage Systems, Inc., a corporation organized under the laws of Delaware, United States of America (“ADS Parent”) and Tigre S.A. - Tubos e Conexões, a corporation (sociedade anônima) organized under the laws of Brazil (“Tigre Parent”) join this Agreement to undertake the specific obligations applicable to each of them set forth in this Agreement. ADS, Tigre, the Company, ADS Parent and Tigre Parent are sometimes referred to singly herein as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, ADS Parent is a manufacturer, marketer, seller and servicer of Corrugated HDPE Products in the U.S. and has considerable knowledge in manufacturing Corrugated HDPE Products, as well as the system of sale, distribution and marketing of Corrugated HDPE Products retail, wholesale and direct;

WHEREAS, Tigre Parent is a manufacturer, marketer, seller and servicer of PVC pipes and related fittings in Brazil, Chile, Argentina, Paraguay, Ecuador, Colombia, Peru, Bolivia, Uruguay and the United States and has considerable knowledge in manufacturing PVC pipes, as well as the system of sale, distribution and marketing of those products retail, wholesale and direct;

WHEREAS, ADS Parent is the ultimate parent company of ADS and Tigre Parent is the ultimate parent company of Tigre;

WHEREAS, ADS and Tigre formed the Company on May 18, 2009 under the laws of Chile, each owning, beneficially and of record, fifty percent (50%) equity ownership interests of the Company;

WHEREAS, the Company is presently a start-up entity without significant assets;

WHEREAS, ADS and Tigre intend to utilize the Company for the purpose of establishing and owning substantially all of the equity interests in subsidiaries that will conduct the Business in specified countries within the Territory;

WHEREAS, in accordance with these intentions, as of the Effective Date, ADS and Tigre will each own, beneficially and of record, fifty percent (50%) equity ownership interests of the Company, as represented by the Interests of the Company set forth opposite its name on Schedule I attached hereto, which such Interests collectively constitute all of the ownership interests of the Company, and the Company will be renamed, subject to the License Agreements, “Tuberías Tigre-ADS Limitada”;

WHEREAS, thereafter, each of Tigre and ADS hereby agree to contribute (or cause the contribution of) certain capital to the Company on the terms and conditions set forth herein;

WHEREAS, Tigre and ADS wish to specify in this Agreement the terms of their agreement as to certain matters relating to the funding, activities and management of the Company and ownership and transfer of its equity ownership interests; and

WHEREAS, in connection with establishing the Company and its Subsidiaries, Tigre, ADS and/or their respective parent companies and other Affiliates (as applicable) shall, in accordance with this Agreement, execute and deliver each of the JV Documents (defined below), which JV Documents will be an integral part of the joint venture relationship between the Interestholders (defined below) contemplated by this Agreement;

AGREEMENT

NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

DEFINITIONS

Certain capitalized words and phrases used herein and not otherwise defined have the meanings set forth or referenced on Exhibit A attached hereto.

ARTICLE I

ORGANIZATIONAL MATTERS

1.1 Corporate Status of the Company. The Company is, and shall remain, organized as a sociedad de responsabilidad limitada under the laws of Chile. The Company was incorporated by public deed dated May 18, 2009, executed before the Notary Public of Santiago Mr. José Musalem Saffie. An abstract of such public deed is in process of registration in the Santiago Registry of Commerce and publication in the Official Gazette.

1.2 Bylaws. Concurrently with making the contributions to the capital of the Company set forth below in Section 3.2, each of ADS and Tigre agrees to cause the adoption of the Amended and Restated Bylaws of Tuberías Tigre-ADS Limitada substantially in the form set forth at Exhibit B as the amended and restated bylaws of the Company (the “Amended Bylaws”), which such Amended Bylaws shall supersede any and all prior bylaws of the Company.

1.3 License Agreements. On the Effective Date or as soon as reasonably practicable thereafter, (a) ADS Parent and the Company shall enter into the ADS License Agreement, thereby licensing to the Company the use of certain Intellectual Property of ADS Parent and its Affiliates detailed in the ADS License Agreement for the conduct of the Business by the Company (and any Subsidiaries joined thereto) in the Territory, and (b) Tigre Parent and the Company shall enter into the Tigre License Agreement, thereby licensing to the Company the use of certain Intellectual Property of Tigre Parent and its Affiliates detailed in the Tigre License Agreement for the conduct of the Business by the Company (and any Subsidiaries joined thereto) in the Territory.

1.4 Company Name; Interim License for Company Name. On the Effective Date, subject to the terms and conditions of the License Agreements and the license set forth in this Section 1.4, the name of the Company shall be changed to “Tuberías Tigre-ADS Limitada”, and all Company business shall be conducted in such name or such other name or names that comply with applicable Law as the Interestholders may designate from time to time by mutual agreement. To facilitate the change in the name of the Company and to cover any interim period between the Effective Date and the date on which both the ADS License Agreement and the Tigre License Agreement become effective, (a) ADS Parent hereby grants to the Company a license to use the trademark “ADS” in the Company’s name and names of Subsidiaries and (b) Tigre Parent hereby grants to the Company a license to use the trademark “Tigre” in the Company’s name and names of Subsidiaries. The license described in Section 1.4(a) shall terminate upon the earlier of (i) effectiveness of the ADS License Agreement (which ADS License Agreement shall supersede in its entirety the license described in Section 1.4(a)) and (ii) the liquidation of the Company. The license described in Section 1.4(b) shall terminate upon the earlier of (i) effectiveness of the Tigre License Agreement (which Tigre License Agreement shall supersede in its entirety the license described in Section 1.4(b)) and (ii) the liquidation of the Company.

1.5 Corporate Domicile; Registered Office; Legal Representatives; Principal Office. The corporate domicile of the Company shall be Santiago, Chile, or such other place as the Interestholders may designate by mutual agreement. The registered office of the Company in Santiago, Chile shall be as the Interestholders may designate from time to time in the manner provided by Law. The legal representatives of the Company will be persons designated by the Interestholders to act on behalf of the Company. The principal office of the Company shall be located in Santiago, Chile, or at such other location as the Interestholders may designate from time to time.

1.6 Purposes. The purpose and nature of the Company’s business shall be to engage (directly or through its Subsidiaries) in the Business in the Territory and to engage in such other activities as Entities of the same type as the Company may lawfully engage; provided, however, that the Company shall not engage, nor permit any of its Subsidiaries to engage, in (a) the Business outside the Territory except as expressly permitted by this Agreement or (b) any activities (either directly or through Subsidiaries) that would cause it or any of its Subsidiaries to be treated as engaged in the conduct of a trade or business within the U.S. within the meaning of Section 864 of the U.S. Internal Revenue Code.

1.7 Term. The Company’s initial term shall be ninety-nine (99) years, except that the Company may be dissolved and liquidated earlier in accordance with the terms of this Agreement. Provided that the Company has not otherwise been dissolved and liquidated, on the last day of the Company’s initial term (and on the last day of any renewal term thereafter), the term of the Company shall automatically renew for an additional term of ten (10) years unless an Interestholder provides to the other Interestholder a written notice of non-renewal at least one (1) year prior to (and not more than two (2) years prior to) the last day of the Company’s then-current term. Upon termination, the Company shall be dissolved and liquidated in accordance with Article XI hereof and the Chilean Limitada Law.

1.8 Capital. The Interests of each Interestholder are specified opposite its name on Schedule I.

ARTICLE II

MATTERS RELATING TO INTERESTHOLDERS

2.1 Interestholders. The Interestholders of the Company and their respective Interests are as set forth on Schedule I. Such Schedule I may be subject to amendment from time to time in accordance with the terms and conditions of this Agreement.

2.2 No Liability to Third Parties. No Interestholder shall be liable for the debts, obligations or liabilities of the Company beyond the limit of its capital contributions to the Company solely by reason of being an Interestholder.

2.3 Access to Information. Each Interestholder is entitled to any and all information regarding the Company and its Subsidiaries.

ARTICLE III

INITIAL SUBSIDIARY IMPLEMENTATION,

CAPITAL CONTRIBUTIONS

AND INTERESTHOLDER LOANS

3.1 Concurrent Chile Closing and Brazil Closing. On a date agreed upon by Tigre and ADS within sixty (60) Days after the Effective Date, or on such other date as is mutually agreed upon by ADS and Tigre (the “Initial Closing Date”), ADS and Tigre shall each effect the contributions to the capital of the Company and take (or cause to be taken) the other actions required of it and/or the Company set forth below in Section 3.2 and Section 3.3. The obligations of ADS, Tigre and the Company under this Section 3.1 and Section 3.2 and Section 3.3 shall be subject to Section 3.6.

3.2 Chile Closing.

(a) Asset Contribution Values.

(i) ADS Asset Values/Formulas. The “ADS Chilean Assets” shall consist of the ADS Chilean Equipment and the ADS Chilean Inventory. The Parties have agreed that the value of the ADS Chilean Assets is the sum of the value of the ADS Chilean Equipment and the ADS Inventory Value.

(A) “ADS Chilean Equipment” means the equipment and tooling set forth on Schedule II identified as “ADS Chilean Equipment”. The Parties have agreed that the value of the ADS Chilean Equipment is $10,010,000.

(B) “ADS Chilean Inventory” means the raw material and finished goods inventory (including pipe and non-pipe products) of ADS as of the Initial Closing Date.

(C) “ADS Inventory Value” means the sum of (I) the aggregate raw material inventory of ADS (expressed in pounds) as of the Initial Closing Date multiplied by the Agreed Corrugated Resin Cost Per Pound, (II) the aggregate book value of all finished goods non-pipe products (such as fittings) of ADS as of the Initial Closing Date and (III) the value of the finished goods pipe inventory of ADS as of the Initial Closing Date, as determined based on the Corrugated Finished Goods Formula.

(D) “Agreed Corrugated Resin Cost Per Pound” means U.S.$ 0.535.

(E) “Corrugated Finished Goods Formula” means the following formulas for determining the cost of Corrugated HDPE Products of ADS:

As to any specific diameter of pipe: [Weight (pounds) per foot] multiplied by [length of the pipe (feet)] multiplied by [the sum of the Agreed Corrugated Resin Cost Per Pound plus the agreed conversion cost for corrugated pipe of U.S.$ 0.300 plus, for pipe products that have been modified in any way from their original finished goods form as a straight “stick” of pipe, including the attachment of any fittings or any items to which fittings may be attached, the “add-on” charge of U.S.$ 0.040]

(ii) Tigre Asset Values/Formulas. The “Tigre Chilean Assets” shall consist of the Tigre Solid Wall Equipment and the Tigre Solid Wall Inventory. The Parties have agreed that the value of the Tigre Chilean Assets is the sum of the value of the Tigre Solid Wall Equipment and the Tigre Inventory Value.

(A) “Tigre Solid Wall Inventory” means an amount (in pounds) of the HDPE raw material resin inventory of Tigre and an amount of Solid Wall HDPE Products Inventory (including pipe and non-pipe products) of Tigre, in each case in such amount as shall be agreed upon by the Parties prior to the Initial Closing Date.

(B) “Tigre Inventory Value” means the sum of (I) the HDPE raw material resin inventory of Tigre described in Section 3.2(a)(ii)(A) (expressed in pounds) as of the Initial Closing Date multiplied by the Agreed Solid Wall Resin Cost Per Pound, (II) the aggregate book value of all finished goods non-pipe products (such as fittings) of Tigre described in Section 3.2(a)(ii)(A) and (III) the cost of the finished goods inventory of Tigre, as determined based on the Solid Wall Finished Goods Formula described in Section 3.2(a)(ii)(D).

(C) “Agreed Solid Wall Resin Cost Per Pound” means U.S.$ 0.635.

(D) “Solid Wall Finished Goods Formula” means the following formula for determining the cost of Solid Wall HDPE Products of Tigre:

As to any specific diameter of pipe: [Weight (pounds) per foot] multiplied by [length of the pipe (feet)] multiplied by [the sum of the Agreed Solid Wall Resin Cost Per Pound plus the agreed conversion cost for solid wall pipe of U.S.$ 0.200].

(E) Tigre Solid Wall Equipment Value. The Parties have agreed that the value of the Tigre Solid Wall Equipment is $759,000.

(iii) Adjustments to Calculations. The Parties agree that the calculations set forth in this Section 3.2(a) will be based on estimates as of the Initial Closing Date of each of the ADS Inventory Value and the Tigre Inventory Value. Accordingly, the Parties acknowledge and agree that such calculations and the resulting contributions to the capital of the Company set forth in this Section 3.2(a) and Section 3.2(c) are subject to adjustment in accordance with Section 3.2(l).

(b) Chile Closing Obligations Generally. If not established prior to the Effective Date, as soon as practicable after the Effective Date, the Company shall establish a Chilean limited liability company (sociedad de responsabilidad limitada) Subsidiary named “Tubos y Plásticos Tigre-ADS de Chile Limitada” (the “Chilean Subsidiary”). Due to legal requirements that the Chilean Subsidiary have at least two (2) owners, ADS and Tigre shall each hold equal nominal interests in the Chilean Subsidiary. All other interests of the Chilean Subsidiary shall be held by the Company. The bylaws of the Chilean Subsidiary shall be in a form mutually agreed upon by ADS and Tigre. Chilean powers of attorney for the management of the Chilean Subsidiary shall be established in a form mutually agreed upon by ADS and Tigre. On the Initial Closing Date, ADS and Tigre shall each effect the contributions to the capital of the Company and take (or cause to be taken) the other actions required of it and/or the Company set forth below in this Section 3.2 with respect to the Chilean Subsidiary. The obligations of the Parties under this Section 3.2 shall be subject to Section 3.6.

(c) Capital Contributions; Chilean Subsidiary Purchase Obligation.

(i) ADS Contribution Obligations. On the Initial Closing Date or as soon as reasonably practicable thereafter, ADS shall contribute to the capital of the Company all of the ADS Chilean Inventory plus an amount of the ADS Chilean Equipment having a value equal to the difference between (A) fifty percent (50%) of the value of all of the ADS Chilean Assets and the Tigre Chilean Assets minus (B) the value of the ADS Chilean Inventory.

(ii) Tigre Contribution Obligations. Concurrently with the making of the contribution of ADS described in Section 3.2(c)(i), Tigre shall contribute to the capital of the Company all of the Tigre Chilean Assets plus an amount of Cash equal to the difference between (A) fifty percent (50%) of the value of all of the ADS Chilean Assets and the Tigre Chilean Assets minus (B) the value of the Tigre Chilean Assets.

(iii) Company Contribution to Chilean Subsidiary. As soon as reasonably practicable after the contributions described in Section 3.2(c)(i) and Section 3.2(c)(ii), the Company shall contribute all of the assets described in Section 3.2(c)(i) and Section 3.2(c)(ii) to the capital of the Chilean Subsidiary.

(iv) Chilean Subsidiary Purchase Obligation. On the Initial Closing Date or as soon as reasonably practicable thereafter, the Company shall cause the Chilean Subsidiary to purchase from ADS, and ADS shall sell to the Chilean Subsidiary, all of the remaining ADS Chilean Assets held by ADS for Cash equal to the difference between (A) fifty percent (50%) of the value of all of the ADS Chilean Assets and the Tigre Chilean Assets minus (B) the value of the Tigre Chilean Assets.

(d) Name Change; Organizational Documents; Powers of Attorney. On or prior to the Initial Closing Date, (i) the Company shall cause the name of the Chilean Subsidiary to be changed to “Tubos y Plásticos Tigre-ADS de Chile Limitada”, (ii) the bylaws of the Chilean Subsidiary shall be amended and restated in their entirety in a form mutually agreed upon by ADS and Tigre and (iii) the powers of attorney for the management of the Chilean Subsidiary shall be amended and restated in their entirety in a form mutually agreed upon by ADS and Tigre.

(e) Agreements.

(i) License Agreements. If they have not already done so, on or prior to the Initial Closing Date, (A) ADS Parent shall enter into the ADS License Agreement with the Company and (B) Tigre Parent shall enter into the Tigre License Agreement with the Company.

(ii) Joinder to License Agreements. On the Initial Closing Date, (A) either (I) the Company shall cause the Chilean Subsidiary to enter into a joinder to the ADS License Agreement whereby the Chilean Subsidiary becomes a licensee under the ADS License Agreement or (II) ADS Parent and the Chilean Subsidiary shall enter into a license agreement substantially in the form of the ADS License Agreement (with appropriate adjustments, including to licensing fee amounts thereunder, mutually approved by ADS and Tigre) and (B) either (I) the Company shall cause the Chilean Subsidiary to enter into a joinder to the Tigre License Agreement whereby the Chilean Subsidiary becomes a licensee under the Tigre License Agreement or (II) Tigre Parent and the Chilean Subsidiary shall enter into a license agreement substantially in the form of the Tigre License Agreement (with appropriate adjustments, including to licensing fee amounts thereunder, mutually approved by ADS and Tigre).

(iii) Chile Registration of License Agreements. As soon as reasonably practicable after the Initial Closing Date, or on such other date as is mutually agreed upon by ADS and Tigre, (A) ADS Parent shall register the ADS License Agreement and joinder described in Section 3.2(e)(ii)(A)(I) or the license agreement between the Chilean Subsidiary and ADS Parent described in Section 3.2(e)(ii)(A)(II) (as applicable) or (as permitted by applicable Law) a redacted version or summary thereof with the Chilean Trademark and Patent Office and (B) Tigre Parent shall register the Tigre License Agreement and joinder described in Section 3.2(e)(ii)(B)(I) or the license agreement between the Chilean Subsidiary and Tigre Parent described in Section 3.2(e)(ii)(B)(II) (as applicable) or (as permitted by applicable Law) a redacted version or summary thereof with the Chilean Trademark and Patent Office.

(iv) Sales Agent Agreements. On the Initial Closing Date, (A) ADS Parent shall enter into the ADS Sales Agent Agreement with the Company and the Chilean Subsidiary and (B) Tigre Parent shall enter into the Tigre Sales Agent Agreement with the Company and the Chilean Subsidiary.

(v) Services Agreements. If they have not already done so, on the Initial Closing Date, (A) ADS Parent shall enter into the ADS Services Agreement with the Company and (B) Tigre Parent shall enter into the Tigre Services Agreement with the Company.

(vi) Credit Facility. On the Initial Closing Date, or on such other date as is mutually agreed upon by ADS and Tigre, the Company shall cause the Chilean Subsidiary to enter into a credit facility at an amount and on terms mutually approved by ADS and Tigre.

(vii) Guarantees. If required by the lender under the credit facility of the Chilean Subsidiary described in the preceding subsection, (A) ADS Parent shall (or shall cause an Affiliate of ADS Parent acceptable to such lender and Tigre to) guarantee between fifty percent (50%) and one hundred percent (100%) of amounts outstanding under such new credit facility and (B) Tigre Parent shall (or shall cause an Affiliate of Tigre Parent acceptable to such lender and ADS to) guarantee between fifty percent (50%) and one hundred percent (100%) of amounts outstanding under such new credit facility; provided, however, that neither ADS Parent nor Tigre Parent shall have any obligation pursuant to this subsection to (or cause any of its Affiliates to) enter into a guarantee the maximum obligations of which exceed those of the guarantee to be entered into by the other (or the other’s Affiliate) pursuant to this subsection.

(f) VAT Payments. Upon the transfer to it of either ADS Chilean Assets or Tigre Chilean Assets, the Company shall (and upon the transfer to the Chilean Subsidiary of ADS Chilean Assets and Tigre Chilean Assets, the Company shall cause the Chilean Subsidiary to) pay to the transferring Entity an amount equivalent to the total value added tax charges imposed on the transferring Entity in connection with such transfer.

(g) Contract Assignment and Assumption; Nonassignable Contracts.

(i) Performance Bonds. As soon reasonably possible following the Initial Closing Date, the Company shall cause to be replaced all of those certain performance bonds set forth in Disclosure Schedule 13.3(d) and any other performance bonds delivered by ADS in the Ordinary Course of Business of ADS during the period beginning on the date of this Agreement and ending on the Initial Closing Date (collectively, the “ADS Performance Bonds”). The Parties agree that any obligations and liabilities guaranteed by any of the ADS Performance Bonds (or any performance bond delivered by the Company or the Chilean Subsidiary in replacement of any of the ADS Performance Bonds) related to any period of time before the Initial Closing Date, shall be the sole responsibility of ADS, and all such obligations and liabilities related to any period of time after the Initial Closing Date, shall be the sole responsibility of the Company or the Chilean Subsidiary, as applicable. Therefore, if any of the ADS Performance Bonds is collected or claimed based on a situation occurred after the Initial Closing Date, the Company shall promptly thereafter indemnify ADS from any costs and expenses arising from such collection or claim. Similarly, if any of the performance bonds delivered by the Company or the Chilean Subsidiary in replacement of any of the ADS Performance Bonds is collected or claimed based on a situation occurred before the Initial Closing Date, ADS shall promptly thereafter indemnify the Company or the Chilean Subsidiary, as applicable, from any costs and expenses arising from such collection or claim.

(ii) Leases. Subject to subsection (ix) of this Section 3.2(g), on the Initial Closing Date, with respect to each of the Leases, ADS shall enter into an Assignment and Assumption of Lease Agreement with the Chilean Subsidiary (each, a “Lease Assignment”), pursuant to which ADS shall assign to the Chilean Subsidiary, and the Chilean Subsidiary shall assume those rights and agree to pay or perform those obligations and liabilities arising under such Lease on or after the Initial Closing Date. In connection with the Panamericana Lease Agreement, the Parties agree that any indemnification obligation or liability that may arise as a consequence of environmental damage under the terms of Clause Fourth of the Panamericana Lease Agreement will be the sole and exclusive responsibility of ADS to the extent of any such environmental damage that is proved to have been caused to the property leased thereunder prior to the Initial Closing Date, if any. Any environmental damage caused to the property leased under the Panamericana Lease Agreement after the Initial Closing Date will be the sole and exclusive responsibility of the Company or the Chilean Subsidiary, as applicable. Therefore, and to the extent that the Company or the Chilean Subsidiary, as the case may be, is required under the terms of the Panamericana Lease Agreement to indemnify the landlord thereunder in connection with any environmental damage caused to the property, then ADS shall reimburse the Company or the Chilean Subsidiary, as applicable, for such indemnification payments made promptly thereafter, but only for such portion, if any, of such indemnification payments that correspond to environmental damage that is proved to have been caused prior to the Initial Closing Date.

(iii) ADS Owned Vehicles. Following the Initial Closing Date, ADS shall cooperate with the Chilean Subsidiary to obtain any licenses, permits, certificates and/or other similar authorizations necessary for ADS to transfer to the Chilean Subsidiary title and ownership to those certain motor vehicles of ADS identified as “ADS Chilean Equipment” on Schedule II.

(iv) Permits. Following the Initial Closing Date, ADS shall cooperate with the Company and/or the Chilean Subsidiary to transfer (to the extent transferable) or obtain, as applicable, any licenses, permits, certificates and other similar authorizations necessary for the Company and/or the Chilean Subsidiary to conduct the ADS Contributed Business as presently conducted by ADS. In connection with the foregoing, the Parties acknowledge that ADS is currently conducting the ADS Contributed Business in the absence of certain specific environmental, sanitary, and municipal permits, as specifically described in Disclosure Schedule 13.3(q). ADS agrees that it will be responsible for any additional costs that the Company or the Chilean Subsidiary may incur or suffer after the Initial Closing Date as a direct consequence of any fines or sanctions (including actual closure) that may potentially be applied by the relevant authorities for not having in effect the permits identified in such Disclosure Schedule 13.3(q) (in this connection, the Company shall also take, or cause to be taken, commercially reasonable actions to mitigate any of those costs). In the event that, by reason of not having in effect the permits identified in such Disclosure Schedule 13.3(q), a closure or suspension of industrial activities of the relevant facilities is imposed by the authorities, ADS shall take (or cause to be taken) all actions that may be necessary to ensure that all purchase orders issued or outstanding during the period of such closure or suspension are duly and timely fulfilled, and shall assume and be responsible for all additional or increased costs (including shipping costs, foreign exchange differences, custom duties and any other charges) that the Company or the Chilean Subsidiary, as applicable, may suffer as a consequence of such fulfillment. In the event that ADS fails to comply with the obligations of the previous sentence, then ADS shall be responsible for all direct costs and damages arising from such failure to comply, including, for the avoidance of doubt, loss of profits, provided, however, that the Company shall take, or cause to be taken, commercially reasonable actions to mitigate any of those damages. In that event, the Parties agree that such costs and damages shall be evaluated by an expert appointed by the Parties. If any of the Parties disagrees with such evaluation, each Party will appoint another expert, and the final amount will be the average of the two closest evaluations, and the third will be discarded, provided, however, that the liability of ADS for damages under this provision shall be limited to a maximum amount equivalent to the reasonable costs (including, without limitation, any costs of termination of lease agreements, constructions and transportation) that could reasonably be incurred by relocating the facilities to a different location, plus any fines actually applied by the relevant authorities. Upon the issuance and/or transfer to the Company or the Chilean Subsidiary of the permits corresponding to the environmental, sanitary, and municipal permits specifically described in Disclosure Schedule 13.3(q), the obligations of ADS set forth in this Section 3.2(g)(iv) shall terminate and be of no further force or effect with respect to any periods thereafter.

(v) Assignment of Employee Contracts.

(A) The Parties acknowledge and agree that, upon the contribution to the capital of the Company (and the corresponding contribution to the capital of the Chilean Subsidiary) of the ADS Chilean Assets, the employment contracts of each and all of the ADS Chile Employees will automatically be transferred to the Chilean Subsidiary by virtue of law, according to the provisions of Article 4(2) of the Chilean Labor Code. Consequently, the Parties acknowledge and agree that, upon such automatic transfer, the Chilean Subsidiary will (and the Company shall cause the Chilean Subsidiary to) assume, and be subject to, all rights, obligations and liabilities as employer under such employment contracts, as if the Chilean Subsidiary had been originally a party to each of such contracts. For good administrative purposes only, the Parties agree to cause the Chilean Subsidiary to deploy reasonable efforts to obtain from each ADS Chile Employee the execution of an addendum to their employment contracts acknowledging their transfer to the Chilean Subsidiary; provided, however, that failure by any of the ADS Chile Employees to execute such addendum shall not be deemed a breach, or failure to comply with, any obligation or condition under this Agreement

(B) In connection with the transfer of employment contracts referred to in this Section 3.2(g)(v), the Parties acknowledge and agree that, according to Article 4(2) of the Chilean Labor Code, if any of the employment contracts of the ADS Chile Employees is terminated by the Company or the Chilean Subsidiary after the Initial Closing Date, then the Company or the Chilean Subsidiary, as appropriate, may potentially be under the obligation to pay to such employees a severance payment (indemnización por años de servicio) that may proportionally correspond, totally or partially, to a period of years previous to the Initial Closing Date, when such employee provided employment services to ADS (the “Pre-Closing Service Period”). Considering the foregoing, and in order to allocate to ADS the economic costs of severance payments that would proportionally correspond to the Pre-Closing Service Period, the Parties agree that if the employment contract of any of the ADS Chile Employees is terminated for business necessities or at will (under article 161 of the Chilean Labor Code) by the Company or the Chilean Subsidiary, as appropriate, and provided the Company or the Chilean Subsidiary, as appropriate, is under an obligation with such employee to pay, and in fact effectively pays, a severance compensation (indemnización por años de servicio) then ADS shall have the obligation to pay to the Company or the Chilean Subsidiary, as appropriate, an amount necessary to assume the economic costs of such portion of the severance payment that corresponds to the Pre-Closing Service Period. For calculation purposes, the Parties agree that the amount of such severance compensation for a terminated ADS Chile Employee will be equivalent to the monthly rate of remuneration paid to the relevant ADS Chile Employee during the last month of the Pre-Closing Service Period (after any legal or contractual limitation applicable for the severance payment calculation, if any) multiplied by the number of years that such employee provided employment services to ADS during the Pre-Closing Service

Period; provided, however, that such number of years shall not exceed the difference between (I) eleven (11) years and (II) the actual number of years (and portion exceeding six (6) months) that such employee provided employment services to the Company, or the Chilean Subsidiary, after the Initial Closing Date. This compensation shall be subject to the terms of a Special Compensation Agreement to be entered into on the Initial Closing Date by and between ADS and the Company or the Chilean Subsidiary, as appropriate, substantially on the terms attached hereto as Exhibit L.

(C) Similarly, and subject to the statutes of limitations that may be applicable under Chilean Law, the Parties agree that all labor and social security obligations and liabilities arising under the employment contracts of each and all of the ADS Chile Employees prior to the Initial Closing Date, shall be the sole responsibility of ADS. Therefore, and to the extent that any such labor or social security obligations and/or liabilities arising or accrued prior to the Initial Closing Date have not been satisfied by ADS in full, and to the extent the Company or the Chilean Subsidiary, as the case may be, is required under Chilean Law to pay or satisfy, and in fact effectively pays or satisfies, any such labor or social security obligations, then ADS shall reimburse the Company or the Chilean Subsidiary, as applicable, for such payments made promptly thereafter.

(vi) ADS Assignment and Assumption Agreement. On the Initial Closing Date, ADS shall enter into an Assignment and Assumption Agreement with the Chilean Subsidiary (the “ADS Assignment and Assumption Agreement”), pursuant to which ADS shall assign to the Chilean Subsidiary, and the Chilean Subsidiary shall assume and agree to pay or perform, those obligations and liabilities arising under the Assigned ADS Contracts on or after the Initial Closing Date. Notwithstanding the foregoing, the Parties acknowledge and agree that any insurance contracts of ADS shall only be assigned pursuant to the ADS Assignment and Assumption Agreement if such assignment can be made in a manner that results in ADS being the insured thereunder for all periods prior to the Initial Closing Date and the Chilean Subsidiary being the insured thereunder for all periods on and after the Initial Closing Date. The “Assigned ADS Contracts” shall consist of those certain contracts set forth on the ADS Assignment and Assumption Agreement, which ADS Assignment and Assumption Agreement shall include all purchase orders, insurance contracts (subject to the requirements of this Section 3.2(g)(vi)), supplier contracts, customer contracts, motor vehicle leases and other arrangements to which ADS is a party as of the Initial Closing Date.

(vii) Tigre Assignment and Assumption Agreement. On the Initial Closing Date, Tigre shall enter into an Assignment and Assumption Agreement with the Chilean Subsidiary (the “Tigre Assignment and Assumption Agreement”), pursuant to which Tigre shall assign to the Chilean Subsidiary, and the Chilean Subsidiary shall assume and agree to pay or perform, those obligations and liabilities arising under the Assigned Tigre Contracts on or after the Initial Closing Date. The “Assigned Tigre Contracts” shall consist of those certain contracts set forth in the Tigre Assignment and Assumption Agreement, which Tigre Assignment and Assumption Agreement shall include all purchase orders relating to mining applications to which Tigre is a party as of the Initial Closing Date.

(viii) Improperly Billed Items; Improperly Paid Insurance Proceeds; Unpaid Charges.

(A) The Parties agree that all obligations and liabilities under the items to be assigned or transferred by ADS and Tigre and/or assumed or obtained by the Chilean Subsidiary pursuant to this Section 3.2(g) relating to periods prior to the Initial Closing Date shall be the sole responsibility of ADS and Tigre, as the case may be, and all such obligations and liabilities relating to periods on or after the Initial Closing Date shall be the sole responsibility of the Chilean Subsidiary. In the event that the Chilean Subsidiary makes any payment with respect to any such item for or related to coverage, service, obligations or liabilities prior to the Initial Closing Date, then ADS or Tigre, as the case may be, shall reimburse the Chilean Subsidiary for such payments made promptly thereafter. In the event that ADS or Tigre, as the case may be, makes any payment with respect to any such item for or related to coverage, service, obligations or liabilities on or after the Initial Closing Date, then the Company shall cause the Chilean Subsidiary to reimburse ADS or Tigre, as the case may be, for such payments made promptly thereafter.

(B) Any unpaid obligations and/or liabilities under the items to be assigned or transferred by ADS and Tigre and/or assumed or obtained by the Chilean Subsidiary pursuant to this Section 3.2(g) to the extent such obligations and/or liabilities have not been satisfied by ADS or Tigre, as the case may be, which relate to such items for periods both before and after the Initial Closing Date (collectively, “Unpaid Charges”) shall be prorated between, on the one hand, ADS or Tigre, as the case may be, and, on the other hand, the Chilean Subsidiary, on a daily basis, with ADS or Tigre, as the case may be, being responsible for payment of all such Unpaid Charges allocable to the time period prior to the Initial Closing Date, and the Chilean Subsidiary being responsible for the payment of all such Unpaid Charges allocable to the time period on and after the Initial Closing Date. The Parties covenant and agree that all such Unpaid Charges (except to the extent reasonably disputed) shall be paid in full by either the ADS, Tigre or the Chilean Subsidiary, as the case may be, within sufficient time to prevent any Person from making any claim for or on account of any such items, including but not limited to claiming that a breach or default has occurred under the same. If either ADS or Tigre, as the case may be, on the one hand, or the Chilean Subsidiary, on the other hand, pays any such Unpaid Charges in full in accordance with the preceding sentence, then the non-paying party shall promptly reimburse such party’s pro rata portion to the paying party upon receipt of written notice of the fact and amount of such payment.

(ix) Nonassignable Contracts. Notwithstanding anything set forth herein or in either the ADS Assignment and Assumption Agreement or the Tigre Assignment and Assumption Agreement to the contrary, none of the items to be assigned or transferred by ADS and Tigre and/or assumed or obtained by the Chilean Subsidiary pursuant to this Section 3.2(g) shall be deemed sold, transferred or assigned to the Chilean Subsidiary if the attempted sale, transfer or assignment thereof to the Chilean Subsidiary without the consent or approval of another party or any governmental authority would be ineffective or would constitute a breach of contract or a violation of any Law or would in any other way materially and adversely affect the rights of ADS or Tigre, as the case may be (or the Chilean Subsidiary as transferee or assignee), and such consent or approval is not obtained on or prior to the Initial Closing Date. In such case, to the extent possible, (A) the beneficial interests in or to such items (collectively, the “Beneficial Rights”) shall in any event pass as of the Initial Closing Date to the Chilean Subsidiary, and (B) pending such consent or approval, the Chilean Subsidiary shall assume or discharge the liabilities of ADS or Tigre, as the case may be, related to such Beneficial Rights, as agent for ADS or Tigre, as the case may be, and ADS or Tigre, as the case may be, shall act as the Chilean Subsidiary’s agent in receipt of any benefits, rights or interests received from the Beneficial Rights associated with such items. As applicable, ADS and Tigre shall, and the Company shall cause the Chilean Subsidiary to, use reasonable best efforts (and bear their respective costs) without payment of any material fees, penalties or other amounts to any third party to obtain or secure any and all consents or approvals that may be necessary to effect the legal and valid sale, transfer or assignment of any such items. As applicable, ADS and Tigre shall, and the Company shall cause the Chilean Subsidiary to, make or complete such sales, transfers or assignments as soon as reasonably practicable and cooperate with each other in any other reasonable arrangement designed to provide the Chilean Subsidiary with the Beneficial Rights including enforcement at the cost and for the account of the Chilean Subsidiary of any and all rights of ADS or Tigre, as the case may be, against the other party thereto, and to provide for the discharge by the Chilean Subsidiary of any liability under such items.

(x) Proration. Any rents, prepaid expenses, utilities or other charges allocable to ADS or Tigre, as the case may be, on the one hand, or the Chilean Subsidiary on the other hand pursuant to this Section 3.2(g) that cannot be transferred in accordance with this Section 3.2(g) as of the Initial Closing Date shall be prorated among the parties based on the allocations therefor set forth in this Section 3.2(g).

(xi) Company Obligation. The Company shall cause the Chilean Subsidiary to fulfill the obligations of the Chilean Subsidiary under this Section 3.2(g).

(h) Chilean Business and Employees. Following the Initial Closing Date, unless otherwise approved by the Board, (i) all of the Business in Chile shall be conducted through the Chilean Subsidiary and (ii) the Chilean Subsidiary shall not share employees with any Interestholder or Affiliate of any Interestholder.

(i) Raw Material Purchases. So long as both ADS Parent (or one of its Affiliates) and Tigre Parent (or one of its Affiliates) are Interestholders, in coordination with the Interestholder affiliated with ADS Parent, Tigre and the Company shall (and shall cause their Affiliates to) from time to time explore opportunities to, as permitted by applicable Law, combine or coordinate raw material purchases for the Business and the Solid Wall HDPE Products business of Tigre and/or its Affiliates to achieve synergies from increased acquisition volumes.

(j) Storage of Tigre Solid Wall Inventory. If requested by the Company or the Chilean Subsidiary, Tigre shall maintain at no cost to the Company or the Chilean Subsidiary the Tigre Solid Wall Inventory at Tigre’s Lampa, Chile facility. Such Tigre Solid Wall Inventory shall be stored separately from all other of Tigre’s property and shall be labeled or otherwise identified as the property of the Chilean Subsidiary. At the request of the Company or the Chilean Subsidiary from time to time, Tigre shall make items of Tigre Solid Wall Inventory available to the Company, the Chilean Subsidiary or any carrier designated by the Company or the Chilean Subsidiary.

(k) Operations Prior to Initial Closing Date. Prior to the Initial Closing Date, neither ADS Parent nor ADS shall cause or permit the Contributed Business of ADS, and neither Tigre Parent nor Tigre shall cause or permit the Contributed Business of Tigre, to engage in any practice, take any action, or enter into any transaction or agreement outside the Ordinary Course of Business of such Contributed Business. Further, ADS Parent and ADS shall cause the Contributed Business of ADS, and Tigre Parent and Tigre shall cause the Contributed Business of Tigre, to keep the business and properties of such Contributed Business substantially intact.

(l) Adjustment to ADS Inventory Value and Tigre Inventory Value. As soon as reasonably practicable after the Initial Closing Date and with a goal of accomplishing the same within thirty (30) Days after the Initial Closing Date, for each of the ADS Chilean Inventory and Tigre Solid Wall Inventory, ADS and Tigre shall confirm the physical count and valuation contemplated by Section 3.2(a)(i) and Section 3.2(a)(ii), as applicable. The results of such confirmations shall be the “Actual ADS Inventory Value” and “Actual Tigre Inventory Value”, as applicable, for purposes of this Section 3.2(l). In the event that (i) the Actual ADS Inventory Value exceeds the ADS Inventory Value or (ii) the Tigre Inventory Value exceeds the Actual Tigre Inventory Value, then Tigre shall contribute Cash and/or non-Cash assets in the amount of such excess (or the sum thereof, in the event of both (i) and (ii)) to the Company in accordance with Section 3.9. In the event that (A) the ADS Inventory Value exceeds the Actual ADS Inventory Value and/or (B) the Actual Tigre Inventory Value exceeds the Tigre Inventory Value, then ADS shall contribute Cash or non-Cash assets in the amount of such excess (or the sum thereof, in the event of both (A) and (B)) to the Company in accordance with Section 3.9.

3.3 Brazil Closing. As soon as practicable after the Effective Date, the Company shall establish a Brazilian limited liability company (sociedade de responsabilidade limitada) Subsidiary named “Tubos Tigre-ADS do Brasil Limitada” (the “Brazilian Subsidiary”). Due to legal requirements that the Brazilian Subsidiary have at least two (2) owners, ADS and Tigre shall each hold one (1) quota of the Brazilian Subsidiary. All other quotas of the Brazilian Subsidiary shall be held by the Company. The Articles of Association of the Brazilian Subsidiary shall be in a form mutually agreed upon by ADS and Tigre. Brazilian powers of attorney for Company actions with respect to the Brazilian Subsidiary shall be established in a form mutually agreed upon by ADS and Tigre. On the Initial Closing Date, ADS and Tigre shall each effect the contributions to the capital of the Company and take (or cause to be taken) the other actions required of it and/or the Company set forth below in this Section 3.3 with respect to the Brazilian Subsidiary. The obligations of the Parties under this Section 3.3 shall be subject to Section 3.6.

(a) Capital Contributions.

(i) ADS Contribution. ADS shall contribute (or cause its Affiliates to contribute) to the capital of the Company the equipment and tooling set forth on Schedule II identified as “ADS Brazilian Equipment”, which the Parties have agreed has a value of U.S.$ 4,732,200.

(ii) Tigre Contribution. Tigre shall make a contribution (or cause contribution(s) to be made) to the capital of the Company Cash and/or equipment and tooling having a total agreed upon value established by ADS and Tigre of U.S.$ 4,732,200.

(iii) Company Contribution to Brazilian Subsidiary. On the Initial Closing Date or as soon as reasonably practicable thereafter, the Company shall contribute all of the equipment and Cash described in Section 3.3(a)(i) and Section 3.3(a)(ii) to the capital of the Brazilian Subsidiary.

(b) Agreements.

(i) Joinder to License Agreements. On the Initial Closing Date, (A) either (I) the Company shall cause the Brazilian Subsidiary to enter into a joinder to the ADS License Agreement whereby the Brazilian Subsidiary becomes a licensee under the ADS License Agreement or (II) ADS Parent and the Brazilian Subsidiary shall enter into a license agreement substantially in the form of the ADS License Agreement (with appropriate adjustments, including to licensing fee amounts thereunder, mutually approved by ADS and Tigre) and (B) either (I) the Company shall cause the Brazilian Subsidiary to enter into a joinder to the Tigre License Agreement whereby the Brazilian Subsidiary becomes a licensee under the Tigre License Agreement or (II) Tigre Parent and the Brazilian Subsidiary shall enter into a license agreement substantially in the form of the Tigre License Agreement (with appropriate adjustments, including to licensing fee amounts thereunder, mutually approved by ADS and Tigre).

(ii) Brazil Registration of License Agreements. As soon as reasonably practicable after the Initial Closing Date, or on such other date as is mutually agreed upon by ADS and Tigre, (A) if permitted, the Company shall or shall cause the Brazilian Subsidiary to (and if the foregoing are not legally permitted to do so, ADS Parent shall) register the ADS License Agreement and joinder described in Section 3.3(b)(i)(A)(I) or the license agreement between the Brazilian Subsidiary and ADS Parent described in Section 3.3(b)(i)(A)(II) (as applicable) with the Brazilian Industrial Property Institute (INPI - Instituto Nacional de Propriedade Industrial) and the Central Bank of Brazil

(Banco Central do Brasil) and (B) if permitted, the Company shall or shall cause the Brazilian Subsidiary to (and if the foregoing are not legally permitted to do so, Tigre Parent shall) register the Tigre License Agreement and joinder described in Section 3.3(b)(i)(B)(I) or the license agreement between the Brazilian Subsidiary and Tigre Parent described in Section 3.3(b)(i)(B)(II) (as applicable) with the Brazilian Industrial Property Institute (INPI - Instituto Nacional de Propriedade Industrial) and the Central Bank of Brazil (Banco Central do Brasil).

(iii) Joinder to Sales Agent Agreements. On the Initial Closing Date, (A) either (I) the Company shall cause the Brazilian Subsidiary to enter into a joinder to the ADS Sales Agent Agreement whereby the Brazilian Subsidiary joins as a “JV Company” party to the ADS Sales Agent Agreement or (II) ADS Parent shall enter into a sales agent agreement substantially in the form of the ADS Sales Agent Agreement with the Brazilian Subsidiary (with appropriate adjustments mutually approved by ADS and Tigre) and (B) either (I) the Company shall cause the Brazilian Subsidiary to enter into a joinder to the Tigre Sales Agent Agreement whereby the Brazilian Subsidiary joins as a “JV Company” party to the Tigre Sales Agent Agreement or (II) Tigre Parent shall enter into a sales agent agreement substantially in the form of the Tigre Sales Agent Agreement with the Brazilian Subsidiary (with appropriate adjustments mutually approved by ADS and Tigre).

(iv) Credit Facility. Within fifteen (15) Days after the Initial Closing Date, or on such other date as is mutually agreed upon by ADS and Tigre, the Company shall cause the Brazilian Subsidiary to enter into a credit facility at an amount and on terms mutually approved by ADS and Tigre.

(v) Guarantees. If required by the lender under the new credit facility of the Brazilian Subsidiary described in the preceding subsection, (A) ADS Parent shall (or shall cause an Affiliate of ADS Parent acceptable to such lender and Tigre to) guarantee between fifty percent (50%) and one hundred percent (100%) of amounts outstanding under such new credit facility and (B) Tigre Parent shall (or shall cause an Affiliate of Tigre Parent acceptable to such lender and ADS to) guarantee between fifty percent (50%) and one hundred percent (100%) of amounts outstanding under such new credit facility; provided, however, that neither ADS Parent nor Tigre Parent shall have any obligation pursuant to this subsection to (or cause any of its Affiliates to) enter into a guarantee the maximum obligations of which exceed those of the guarantee to be entered into by the other (or the other’s Affiliate) pursuant to this subsection.

(vi) Brazil Lease. On the Initial Closing Date, Tigre shall cause Tigre Parent to enter into the Brazil Lease with the Brazilian Subsidiary.

(c) VAT Payments. Upon the transfer to it of either the ADS Brazilian Equipment or any equipment and tooling contributed by Tigre pursuant to Section 3.3(a)(ii), the Company shall (and upon the transfer to the Brazilian Subsidiary of the ADS Brazilian Equipment and any equipment and tooling contributed by Tigre pursuant to Section 3.3(a)(ii), the Company shall cause the Brazilian Subsidiary to) pay to the transferring Entity an amount equivalent to the total value added tax charges imposed on the transferring Entity in connection with such transfer (if any).

(d) Brazilian Business and Employees. Following the Initial Closing Date, unless otherwise approved by the Board, (i) all of the Business in Brazil shall be conducted through the Brazilian Subsidiary and (ii) the Brazilian Subsidiary shall not share employees with any Interestholder or Affiliate of any Interestholder.

3.4 Argentina Closing. As soon as reasonably practicable after the Effective Date and with a goal of accomplishing the same by December 31, 2009, or on such other date as is mutually agreed upon by ADS and Tigre, the Company shall establish an Argentine limited liability company (sociedad de responsabilidad limitada) Subsidiary having a name meeting applicable legal requirements and mutually approved by ADS and Tigre (the “Argentine Subsidiary”). Due to legal requirements that the Argentine Subsidiary have at least two (2) owners, ADS and Tigre shall each hold equal nominal interests in the Argentine Subsidiary. All other interests in the Argentine Subsidiary shall be held by the Company. The organizational documents of the Argentine Subsidiary shall be in a form mutually agreed upon by ADS and Tigre. Argentine powers of attorney for Company actions with respect to the Argentine Subsidiary and/or for the management of the Argentine Subsidiary shall be established in a form mutually agreed upon by ADS and Tigre. As soon as reasonably practicable after the establishment of the Argentine Subsidiary, or on such other date as is mutually agreed upon by ADS and Tigre (the “Argentina Closing Date”), ADS and Tigre shall each effect the contributions to the capital of the Company and take (or cause to be taken) the other actions required of it and/or the Company set forth below in this Section 3.4 with respect to the Argentine Subsidiary. The obligations of the Parties under this Section 3.4 shall be subject to Section 3.6.

(a) Capital Contributions. Unless ADS and Tigre mutually agree to another method to capitalize the Argentine Subsidiary (such as via proceeds from the credit facility to be entered into by the Argentine Subsidiary), ADS, Tigre and the Company shall each effect the contributions set forth in this Section 3.4(a).

(i) ADS and Tigre Contributions. ADS and Tigre shall each contribute (or cause its Affiliates to contribute) to the capital of the Company Cash in the amount of Five Thousand U.S. dollars (U.S. $5,000).

(ii) Company Contribution to Argentine Subsidiary. On the Argentina Closing Date or as soon as reasonably practicable thereafter, the Company shall contribute all of the Cash described in Section 3.4(a)(i) to the capital of the Argentine Subsidiary.

(b) Agreements.

(i) Joinder to License Agreements. On the Argentina Closing Date, (A) either (I) the Company shall cause the Argentine Subsidiary to enter into a joinder to the ADS License Agreement whereby the Argentine Subsidiary becomes a licensee under the ADS License Agreement or (II) ADS Parent and the Argentine Subsidiary shall enter into a license agreement substantially in the form of the ADS License Agreement (with appropriate adjustments, including to licensing fee amounts thereunder, mutually approved by ADS and Tigre) and (B) either (I) the Company shall cause the Argentine Subsidiary to enter into a joinder to the Tigre License Agreement whereby the Argentine Subsidiary becomes a licensee under the Tigre License Agreement or (II) Tigre Parent and the Argentine Subsidiary shall cause Tigre Parent to enter into a license agreement substantially in the form of the Tigre License Agreement (with appropriate adjustments, including to licensing fee amounts thereunder, mutually approved by ADS and Tigre).

(ii) Argentina Registration of License Agreements. As soon as reasonably practicable after the Argentina Closing Date, or on such other date as is mutually agreed upon by ADS and Tigre, (A) if permitted, the Company shall or shall cause the Argentine Subsidiary to (and if the foregoing are not legally permitted to do so, ADS Parent shall) register the ADS License Agreement and joinder described in Section 3.4(b)(i)(A)(I) or the license agreement between the Argentine Subsidiary and ADS Parent described in Section 3.4(b)(i)(A)(II) (as applicable) or (as permitted by applicable Law) a redacted version or summary thereof with the appropriate government authorities in Argentina and (B) if permitted, the Company shall or shall cause the Argentine Subsidiary to (and if the foregoing are not legally permitted to do so, Tigre Parent shall) register the Tigre License Agreement and joinder described in Section 3.4(b)(i)(B)(I) or the license agreement between the Argentine Subsidiary and Tigre Parent described in Section 3.4(b)(i)(B)(II) (as applicable) or (as permitted by applicable Law) a redacted version or summary thereof with the appropriate government authorities in Argentina.

(iii) Joinder to Sales Agent Agreements. On the Argentina Closing Date, (A) either (I) the Company shall cause the Argentine Subsidiary to enter into a joinder to the ADS Sales Agent Agreement whereby the Argentine Subsidiary joins as a “JV Company” party to the ADS Sales Agent Agreement or (II) ADS Parent shall enter into a sales agent agreement substantially in the form of the ADS Sales Agent Agreement with the Argentine Subsidiary (with appropriate adjustments mutually approved by ADS and Tigre) and (B) either (I) the Company shall cause the Argentine Subsidiary to enter into a joinder to the Tigre Sales Agent Agreement whereby the Argentine Subsidiary joins as a “JV Company” party to the Tigre Sales Agent Agreement or (II) Tigre Parent shall enter into a sales agent agreement substantially in the form of the Tigre Sales Agent Agreement with the Argentine Subsidiary (with appropriate adjustments mutually approved by ADS and Tigre).

(iv) Credit Facility. Within fifteen (15) Days after the Argentina Closing Date, or on such other date as is mutually agreed upon by ADS and Tigre, the Company shall cause the Argentine Subsidiary to enter into a credit facility at an amount and on terms mutually approved by ADS and Tigre.

(v) Guarantees. If required by the lender under the new credit facility of the Argentine Subsidiary described in the preceding subsection, (A) ADS Parent shall (or shall cause an Affiliate of ADS Parent acceptable to such lender and Tigre to) guarantee between fifty percent (50%) and one hundred percent (100%) of amounts outstanding under such new credit facility and (B) Tigre Parent shall (or shall cause an Affiliate of Tigre Parent acceptable to such lender and ADS to) guarantee between fifty percent (50%) and one hundred percent (100%) of amounts outstanding under such new credit facility; provided, however, that neither ADS Parent nor Tigre Parent shall have any obligation pursuant to this subsection to (or cause any of its Affiliates to) enter into a guarantee the maximum obligations of which exceed those of the guarantee to be entered into by the other (or the other’s Affiliate) pursuant to this subsection.

(c) Argentine Business and Employees. Following the Argentina Closing Date, unless otherwise approved by the Board, (i) the Argentine Subsidiary shall operate as a sales company for the Products in Argentina (with the Products sold by the Argentine Subsidiary being manufactured by other Subsidiaries), (ii) the marketing and selling of Products in Argentina shall be conducted through the Argentine Subsidiary and (ii) the Argentine Subsidiary shall not share employees with any Interestholder or Affiliate of any Interestholder.

3.5 Colombia Closing. As soon as reasonably practicable after the Effective Date and with a goal of accomplishing the same by December 31, 2009 or on such other date as is mutually agreed upon by ADS and Tigre, the Company shall establish a Colombian Subsidiary that is a limited liability company (sociedad de responsabilidad limitada) or a simplified corporation (sociedad por acciones simplificada) having a name meeting applicable legal requirements and mutually approved by ADS and Tigre (the “Colombian Subsidiary”). If the Colombian Subsidiary is legally required to have at least two (2) owners, ADS and Tigre shall each hold equal nominal interests in the Colombian Subsidiary. All other interests in the Colombian Subsidiary shall be held by the Company. The organizational documents of the Colombian Subsidiary shall be in a form mutually agreed upon by ADS and Tigre. Colombian powers of attorney for Company actions with respect to the Colombian Subsidiary and/or for the management of the Colombian Subsidiary shall be established in a form mutually agreed upon by ADS and Tigre. As soon as reasonably practicable after the establishment of the Colombian Subsidiary, or on such other date as is mutually agreed upon by ADS and Tigre (the “Colombia Closing Date”), ADS and Tigre shall each effect the contributions to the capital of the Company and take (or cause to be taken) the other actions required of it and/or the Company set forth below in this Section 3.5 with respect to the Colombian Subsidiary. The obligations of the Parties under this Section 3.5 shall be subject to Section 3.6.

(a) Capital Contributions. Unless ADS and Tigre mutually agree to another method to capitalize the Colombian Subsidiary (such as via proceeds from the credit facility to be entered into by the Colombian Subsidiary), ADS, Tigre and the Company shall each effect the contributions set forth in this Section 3.5(a).

(i) ADS and Tigre Contributions. ADS and Tigre shall each contribute (or cause its Affiliates to contribute) to the capital of the Company Cash in the amount of Five Thousand U.S. dollars (U.S. $5,000).

(ii) Company Contribution to Colombian Subsidiary. On the Colombia Closing Date or as soon as reasonably practicable thereafter, the Company shall contribute all of the Cash described in Section 3.5(a)(i) to the capital of the Colombian Subsidiary.

(b) Agreements.

(i) Joinder to License Agreements. On the Colombia Closing Date, (A) either (I) the Company shall cause the Colombian Subsidiary to enter into a joinder to the ADS License Agreement whereby the Colombian Subsidiary becomes a licensee under the ADS License Agreement or (II) ADS Parent and the Colombian Subsidiary shall enter into a license agreement substantially in the form of the ADS License Agreement (with appropriate adjustments, including to licensing fee amounts thereunder, mutually approved by ADS and Tigre) and (B) either (I) the Company shall cause the Colombian Subsidiary to enter into a joinder to the Tigre License Agreement whereby the Colombian Subsidiary becomes a licensee under the Tigre License Agreement or (II) Tigre Parent and the Colombian Subsidiary shall enter into a license agreement substantially in the form of the Tigre License Agreement (with appropriate adjustments, including to licensing fee amounts thereunder, mutually approved by ADS and Tigre).

(ii) Colombia Registration of License Agreements. As soon as reasonably practicable after the Colombia Closing Date, or on such other date as is mutually agreed upon by ADS and Tigre, (A) if permitted, the Company shall or shall cause the Colombian Subsidiary to (and if the foregoing are not legally permitted to do so, ADS Parent shall) register the ADS License Agreement and joinder described in Section 3.5(b)(i)(A)(I) or the license agreement between the Colombian Subsidiary and ADS Parent described in Section 3.5(b)(i)(A)(II) (as applicable) or (as permitted by applicable Law) a redacted version or summary thereof with the appropriate government authorities in Colombia and (B) if permitted, the Company shall or shall cause the Colombian Subsidiary to (and if the foregoing are not legally permitted to do so, Tigre Parent shall) register the Tigre License Agreement and joinder described in Section 3.5(b)(i)(B)(I) or the license agreement between the Colombian Subsidiary and Tigre Parent described in Section 3.5(b)(i)(B)(II) (as applicable) or (as permitted by applicable Law) a redacted version or summary thereof with the appropriate government authorities in Colombia.

(iii) Joinder to Sales Agent Agreements. On the Colombia Closing Date, (A) either (I) the Company shall cause the Colombian Subsidiary to enter into a joinder to the ADS Sales Agent Agreement whereby the Colombian Subsidiary joins as a “JV Company” party to the ADS Sales Agent Agreement or (II) ADS Parent and the Colombian Subsidiary shall enter into a sales agent agreement substantially in the form of the ADS Sales Agent Agreement (with appropriate adjustments mutually approved by ADS and Tigre) and (B) either (I) the Company shall cause the Colombian Subsidiary to enter into a joinder to the Tigre Sales Agent Agreement whereby the Colombian Subsidiary joins as a “JV Company” party to the Tigre Sales Agent Agreement or (II) Tigre Parent and the Colombian Subsidiary shall enter into a sales agent agreement substantially in the form of the Tigre Sales Agent Agreement (with appropriate adjustments mutually approved by ADS and Tigre).

(iv) Credit Facility. Within fifteen (15) Days after the Colombia Closing Date, or on such other date as is mutually agreed upon by ADS and Tigre, the Company shall cause the Colombian Subsidiary to enter into a credit facility at an amount and on terms mutually approved by ADS and Tigre.

(v) Guarantees. If required by the lender under the new credit facility of the Colombian Subsidiary described in the preceding subsection, (A) ADS Parent shall (or shall cause an Affiliate of ADS Parent acceptable to such lender and Tigre to) guarantee between fifty percent (50%) and one hundred percent (100%) of amounts outstanding under such new credit facility and (B) Tigre Parent shall (or shall cause an Affiliate of Tigre Parent acceptable to such lender and ADS to) guarantee between fifty percent (50%) and one hundred percent (100%) of amounts outstanding under such new credit facility; provided, however, that neither ADS Parent nor Tigre Parent shall have any obligation pursuant to this subsection to (or cause any of its Affiliates to) enter into a guarantee the maximum obligations of which exceed those of the guarantee to be entered into by the other (or the other’s Affiliate) pursuant to this subsection.

(c) Colombian Business and Employees. Following the Colombia Closing Date, unless otherwise approved by the Board, (i) the Colombian Subsidiary shall operate as a sales company for the Products in Colombia (with the Products sold by the Colombian Subsidiary being manufactured by other Subsidiaries), (ii) the marketing and selling of Products in Colombia shall be conducted through the Colombian Subsidiary and (ii) the Colombian Subsidiary shall not share employees with any Interestholder or Affiliate of any Interestholder.

3.6 Conditions to Contribution and Subsidiary Implementation Obligations.

(a) Initial Closing Conditions.

(i) Notwithstanding Section 3.1, Section 3.2 and/or Section 3.3, the obligations of Tigre Parent and its Affiliates pursuant to each of Section 3.1, Section 3.2, and Section 3.3 are, in each case, subject to satisfaction of the following conditions:

(A) The representations and warranties of ADS Parent and ADS set forth in Section 13.3 and Section 13.4 shall be true and correct in all material respects at and as of the Initial Closing Date, except to the extent that such representations and warranties are qualified by the term “material,” or contain terms such as “Material Adverse Effect” or “Material Adverse Change,” in which case such representations and warranties (as so written, including the term “material” or “Material”) shall be true and correct in all respects at and as of the Initial Closing Date; and

(B) ADS Parent shall have delivered to Tigre a certificate to the effect that the condition specified above in Section 3.6(a)(i)(A) is satisfied in all respects.

(ii) Notwithstanding Section 3.1, Section 3.2 and/or Section 3.3, the obligations of ADS Parent and its Affiliates pursuant to each of Section 3.1, Section 3.2, and Section 3.3 are, in each case, subject to satisfaction of the following conditions:

(A) The representations and warranties of Tigre Parent and Tigre set forth in Section 13.3 and Section 13.5 shall be true and correct in all material respects at and as of the Initial Closing Date, except to the extent that such representations and warranties are qualified by the term “material,” or contain terms such as “Material Adverse Effect” or “Material Adverse Change,” in which case such representations and warranties (as so written, including the term “material” or “Material”) shall be true and correct in all respects at and as of the Initial Closing Date;

(B) Tigre Parent shall have delivered to ADS a certificate to the effect that the condition specified above in Section 3.6(a)(ii)(A) is satisfied in all respects; and

(C) Tigre Parent shall have delivered to the Company and the Brazilian Subsidiary written evidence that any consents or approvals that may be required, if any, from each holder of a mortgage on the leased premises under the Brazil Lease have been properly obtained and are in full force and effect.

(b) General Closing Conditions to Tigre Obligations. Notwithstanding Section 3.1, Section 3.2, Section 3.3, Section 3.4 and/or Section 3.5, the obligations of Tigre Parent and its Affiliates pursuant to each of Section 3.1, Section 3.2, Section 3.3, Section 3.4 and Section 3.5 are, in each case, subject to satisfaction of the following conditions:

(i) The representations and warranties set forth in Section 13.1 shall be true and correct in all material respects at and as of the Initial Closing Date, the Argentina Closing Date and the Colombia Closing Date (each, as applicable, the “Closing Date”) except to the extent that such representations and warranties are qualified by the term “material,” or contain terms such as “Material Adverse Effect” or “Material Adverse Change,” in which case such representations and warranties (as so written, including the term “material” or “Material”) shall be true and correct in all respects at and as of the applicable Closing Date;

(ii) Each of ADS Parent and ADS shall have performed and complied with all of its respective covenants hereunder in all material respects through the applicable Closing Date;

(iii) ADS Parent shall have delivered to Tigre a certificate to the effect that each of the conditions specified above in Section 3.6(b)(i)-(ii) is satisfied in all respects; and

(iv) No action, suit, or proceeding shall be pending before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated in connection with the applicable Closing Date, (B) cause any of the transactions contemplated in connection with the applicable Closing Date to be rescinded following consummation, (C) adversely affect the right of the Company or the applicable Subsidiary to own the assets to be contributed to it in connection with the applicable Closing Date, or (D) materially and adversely affect the right of the Company or any of its Subsidiaries to own its assets and to operate its business (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect).

(c) General Closing Conditions to ADS Obligations. Notwithstanding Section 3.1, Section 3.2, Section 3.3, Section 3.4 and/or Section 3.5, the obligations of ADS Parent and its Affiliates pursuant to each of Section 3.1, Section 3.2, Section 3.3, Section 3.4 and Section 3.5 are, in each case, subject to satisfaction of the following conditions:

(i) The representations and warranties set forth in Section 13.2 shall be true and correct in all material respects at and as of the applicable Closing Date except to the extent that such representations and warranties are qualified by the term “material,” or contain terms such as “Material Adverse Effect” or “Material Adverse Change,” in which case such representations and warranties (as so written, including the term “material” or “Material”) shall be true and correct in all respects at and as of the applicable Closing Date;

(ii) Each of Tigre Parent and Tigre shall have performed and complied with all of its respective covenants hereunder in all material respects through the applicable Closing Date;

(iii) Tigre Parent shall have delivered to ADS a certificate to the effect that each of the conditions specified above in Section 3.6(c)(i)-(ii) is satisfied in all respects; and

(iv) No action, suit, or proceeding shall be pending before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated in connection with the applicable Closing Date, (B) cause any of the transactions contemplated in connection with the applicable Closing Date to be rescinded following consummation, (C) adversely affect the right of the Company or the applicable Subsidiary to own the assets to be contributed to it in connection with the applicable Closing Date, or (D) materially and adversely affect the right of the Company or any of its Subsidiaries to own its assets and to operate its business (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect).

3.7 Failure of CADE Approval.

(a) Failure of CADE Approval. If CADE does not approve the transaction object of this Agreement, or imposes conditions unacceptable, in good faith and based upon reasonable economic and business evaluation, to either of ADS or Tigre, the Parties shall seek jointly and in good faith a way to modify the contractual commitments under this Agreement in such a way as to meet any governmental requirements imposed on this Agreement or the transactions contemplated by this Agreement. If, despite such efforts, the Parties are not able to reach a mutually acceptable modification of this Agreement that meets all such governmental requirements within the earlier of (i) ninety (90) Days from the publication of the final CADE decision with respect to this Agreement or (ii) such period of time as is required by CADE (such earlier date, the “CADE Compliance Date”), then ADS and Tigre shall each be entitled to cause the liquidation of the Company by giving notice thereof to the other and to the Company during the thirty (30) Day period beginning on the CADE Compliance Date.

(b) Modifications to Liquidation Procedure. Any such liquidation shall be conducted pursuant to the provisions of Article XI, except that, in connection with any such liquidation, during the thirty (30) Day period beginning on the date on which ADS gives or receives notice that the Company will be liquidated due to an exercise of rights under this Section 3.7, each of ADS and Tigre shall have the right to require the transactions contemplated in Section 3.2, Section 3.3, Section 3.4 and Section 3.5 be rescinded prior to liquidation pursuant to this Section 3.7.

3.8 No Other Required Capital Contributions. Other than the capital contributions described in this Article III and/or as authorized by the Interestholders pursuant to Section 5.1(b), no Interestholder shall be required to make any capital contributions to the Company.

3.9 Method of Making Capital Contributions; Valuation.

(a) Cash versus Non-Cash Contributions. Any future capital contributions made by an Interestholder shall be made by paying Cash or by supplying non-Cash assets to the Company or a Subsidiary; provided, however, that making a non-Cash capital contribution must be approved by the other Interestholder.

(b) Valuation of Non-Cash Contributions. The value of the contribution of any non-Cash assets to the Company, other than the ADS Chilean Assets, the Tigre Chilean Assets and any other assets to be contributed to the Company pursuant to this Agreement, shall ultimately be agreed upon by the Interestholders. In the event that an Interestholder requests an appraisal of such non-Cash assets (an “Appraisal”), then the other Interestholder shall cooperate with the Appraisal, which shall be conducted by the Valuation Specialist. Any Appraisals shall be used solely to assist the Interestholders in valuing the non-Cash assets and shall not be binding on the Interestholders.

3.10 Effect of Capital Contributions. Pursuant to Chilean Law, the Interestholders and their respective Interests cannot be modified other than pursuant to a public deed setting forth such modification executed before a Chilean notary public by each of the Interestholders. As such, no Capital Contribution by any Interestholder shall have the effect of causing either Interestholder to hold more or less than a fifty percent (50%) Interest without the same being reflected in a public deed so executed. Unless otherwise agreed in writing by the Interestholders, if any Interestholder advances funds to the Company or any Subsidiary without execution, delivery and filing of a public deed in connection therewith, such advance shall be deemed a loan from the Interestholder to the Company or Subsidiary (as applicable) and shall be treated in accordance with Section 3.11.

3.11 Interestholder Loans. If an Interestholder shall loan any funds to the Company, then (a) the terms of such loan shall satisfy the requirements set forth in Section 5.8, and (b) the amount of such loan shall be an obligation of the Company to such Interestholder payable in accordance with the terms of such loan and, in the event distributions are made in accordance with Section 11.2, such loan shall be payable as provided in Section 11.2(c) along with other debts of the Company.

ARTICLE IV

DISTRIBUTIONS

4.1 Operating Distributions.

(a) Distribution of Consolidated Net Profits.

(i) No Distributions for First Two Years. Unless otherwise approved by the Board, no distributions shall be made to the Interestholders during the first two (2) full Fiscal Years following the Effective Date.

(ii) Distributions for Subsequent Years. Unless otherwise approved by the Board, commencing with respect to the third (3rd) full Fiscal Year after the Effective Date, except as provided in Section 5.1(b), with respect to each Fiscal Year in which the Company and/or any Subsidiary operates, the Company shall distribute on a Pro Rata basis to each of the Interestholders the Consolidated Net Profits of the Company for such Fiscal Year to the extent such Consolidated Net Profits exceed the earnings retention amounts contemplated in the annual Budget on or before the one hundred twentieth (120th) Day following the end of such Fiscal Year.

(b) No Distributions if Prohibited. No provision of this Article IV shall require any distribution of Cash if and to the extent such distribution would be prohibited by Chilean Law or by any loan agreement, security agreement, mortgage, debt instrument or other agreement or obligation to which the Company is a party or by which the Company is bound or to which the assets of the Company are subject.

4.2 Distributions on Dissolution and Winding Up. Upon the dissolution and winding up of the Company, all available proceeds distributable to the Interestholders as determined under Section 11.2 shall be distributed to all Interestholders on a Pro Rata basis.

ARTICLE V

MANAGEMENT AND OPERATION OF BUSINESS

5.1 Interestholders; Board of Directors.

(a) Powers and Authority. Subject to Article VI, all power and authority with respect to the management of the business and affairs of the Company shall be vested in the Board, subject to the approval by the Interestholders of any Major Matters for which Interestholder approval is required pursuant to Section 5.1(b).

(b) Major Matters. Notwithstanding anything to the contrary in this Agreement, the Company shall not take any action in connection with or relating to the following matters (“Major Matters” and each separately a “Major Matter”) without the approval of at least two thirds (2/3) of all of the members of the Board or, to the extent that Interestholder approval is required pursuant to the Bylaws or any Chilean Law, the unanimous approval of all of the Interestholders:

(i) The approval of the annual Budget and amendments to the annual Budget (including any change in the distribution of dividends set forth in the annual Budget) (pursuant to Section 5.1(j), the most recently approved Budget shall apply during any period during which approval of a Budget remains pending or is otherwise not approved);

(ii) The issuance of bonds, debentures, negotiable obligations or other similar instruments of debt, or the obtaining of any loan from any Person including loans from an Interestholder, other than (A) current short-term loans (less than ninety (90) Days) not exceeding Two Hundred and Fifty Thousand U.S. dollars (U.S.$ 250,000) and/or (B) decisions to draw on any previously approved line of credit;

(iii) The issuance of any credit bonds;

(iv) The issuance, reclassification or redemption of any Interests or other securities of the Company, the acceptance or requirement of any capital contribution (other than in connection with transactions described in Section 3.1, Section 3.2, Section 3.3, Section 3.4 and/or Section 3.5, which are hereby authorized) or any other adjustment to the capitalization of the Company;

(v) The selection, removal or replacement of the independent auditor of the Company;

(vi) The selection, removal or replacement of any full-time, dedicated chief executive officer of the Company or any Subsidiary;

(vii) Any acquisition of securities or substantially all assets of another company or any merger, consolidation or other business combination involving the Company or a Subsidiary;

(viii) The establishment of any joint venture or partnership arrangement between on the one hand, the Company or any of its Subsidiaries, and, on the other hand, any third party;

(ix) The approval of any transaction or series of transactions (including any lease or amendment thereto) between, on the one hand, the Company or any Subsidiary, and, on the other hand, any of the Interestholders or any of their respective Affiliates which exceeds or, upon payment of all rent or other payments thereunder would exceed, Five Hundred Thousand U.S. dollars (U.S.$ 500,000) or one (1) year;

(x) The creation or imposition of any lien on any of the assets of the Company or any Subsidiary;

(xi) The guarantee by the Company of any obligations of Subsidiaries or any third parties;

(xii) The approval of the sale, lease, exchange, transfer or other disposition, directly or indirectly, in a single transaction or series of related transactions,

of fifty percent (50%) or more of the assets of the Company which does not occur in the ordinary course of the business of the Company, regardless of whether such transfer includes the liabilities of the Company;

(xiii) The approval of any transaction or series of related transactions which are not in the ordinary course of the business of the Company and which involve more than Five Hundred Thousand U.S. dollars (U.S.$ 500,000);

(xiv) Any alteration in the number of members of the Board;

(xv) Any amendment of this Agreement, the Bylaws or the organizational documents of any Subsidiary;

(xvi) The conduct by the Company of any business other than the Business;

(xvii) The approval of the dissolution, winding up or liquidation of the Company or the filing by the Company of any petition in bankruptcy;

(xviii) The allocation of Consolidated Net Profits and Consolidated Net Losses or the payment of any distributions other than in accordance with this Agreement;

(xix) The commencement of an initial public offering of the Company;

(xx) Subject to Article VI, any material tax election, any substantial change in tax or accounting practices;

(xxi) The modification, extension, early termination or waiver of any material right by the Company under any JV Document;

(xxii) The creation of any Subsidiary (other than the Brazilian Subsidiary, the Chilean Subsidiary, the Argentine Subsidiary and the Colombian Subsidiary, the creation of each of which is authorized pursuant to Article III);

(xxiii) The approval of any matters for which Chilean Law requires a greater than majority Board or Interestholder approval, to the extent such matters are not otherwise included in this Section 5.1(b); and/or

(xxiv) Subject to Article VI, the approval of any of the foregoing with respect to any Subsidiary.

(c) Interestholder Meetings. Interestholder meetings will be held in accordance with the provisions of the Bylaws, this Agreement, Chilean Limitada Law and Chilean Law generally. All actions of the Interestholders shall be taken in writing. An action of the Interestholders shall be effective when signed by all Interestholders. No meeting of Interestholders shall be required to effect an action of the Interestholders. Minutes of all Interestholder meetings and all written actions by the Interestholders shall be in Spanish.

(d) Board of Directors.

(i) The Board shall consist of six (6) members. ADS (or any successor to its Interests in a Disposition permitted by this Agreement) shall appoint three (3) members of the Board and shall be entitled to appoint three (3) alternates for those members. Tigre (or any successor to its Interests in a Disposition permitted by this Agreement) shall appoint three (3) members of the Board and shall be entitled to appoint three (3) alternates for those members. The initial members of the Board and alternate members of the Board appointed by each of ADS and Tigre are set forth on Schedule IV.

(ii) Except as otherwise required by the Chilean Limitada Law or by this Agreement (including Section 5.1(b)), the Board shall act by a majority vote of all members or their respective alternates, present at a valid and properly noticed meeting of the Board, without a tie-breaking vote; provided, however, that any act of the Board at a valid and properly noticed meeting must receive the affirmative vote of at least one (1) member of the Board appointed by each of ADS (or any successor to its Interests in a transfer permitted by this Agreement) and Tigre (or any successor to its Interests in a Disposition permitted by this Agreement).

(iii) The Board shall hold at least four (4) meetings per year in metropolitan Santiago, Chile and/or via communications equipment as described in Section 5.1(d)(v) below, or such other number of meetings as the Board shall deem advisable, to discuss and make decisions with respect to strategic issues, financial results, performance evaluations and Proposed Budgets, and shall prepare and deliver reports to the Interestholders, in such format and with such information as is determined by the Interestholders. The schedule of Board meetings shall be established from time to time by the Board.

(iv) Any two (2) members of the Board may call a meeting of the Board by giving notice of the place, date and time for such meeting to each member of the Board at least twenty (20) Business Days prior to the time fixed for the meeting. Four (4) members of the Board must be present to constitute a valid meeting of the Board.

(v) Any meetings of the Board may take place by means of a conference telephone or video conference or other similar communications equipment as provided in Section 5.1(k).

(vi) The members of the Board shall not be, and shall not be deemed to be, employees of the Company or any of its Subsidiaries. Each member of the Board shall be considered an agent of the Interestholder that appointed such member of the Board, rather than a fiduciary of the Company. Each member of the Board shall be entitled to vote the interests of the Interestholder that appointed such member of the Board to the Board in a manner consistent with the interests of such Interestholder, including when such interests are not, or may not be, consistent with the interests of the Company or the Interestholders as a whole.

(vii) All members of the Board shall serve at the pleasure of the Interestholder appointing such member of the Board and may be removed with or without cause by such Interestholder at any time. Upon the death, disability, resignation or removal of any member of the Board, the Interestholder entitled to appoint such member of the Board may appoint a replacement for such member of the Board. A member of the Board may resign as a member of the Board at any time by giving written notice to the Interestholder who appointed such member of the Board. The resignation of such member of the Board shall take effect upon receipt of the notice, and the notice may not specify a later time at which resignation would be effective; under no circumstances shall acceptance of such resignation be necessary to make it effective.

(e) Authority of Board of Directors. In connection with the management of the business and affairs of the Company, the Board may (except for the matters reserved for decision by the Interestholders as provided in Section 5.1(b) or Chilean Law) have full power and authority to do all things and on such terms as it, the Board, in its sole discretion, may deem necessary or appropriate to conduct the Business.

(f) Other Activities. Members of the Board (other than those who are full-time officers, executives or managers of the Company or any Subsidiary) may hold other positions with any other Person. Any Chief Executive Officer of the Company or any chief executive officer of any of the Subsidiaries shall be dedicated exclusively to the Company and/or such Subsidiary, as applicable.

(g) Special Committee of Board of Directors.

(i) The Company shall have a Special Committee of the Board (the “Special Committee”) to perform various and designated tasks and/or functions as the Board deems appropriate.

(ii) The Special Committee shall have two (2) members, with each of the Interestholders appointing one (1) of such Interestholder’s appointees to the Board to also serve as a member of the Special Committee.

(iii) Each member of the Special Committee shall be considered an agent of the Interestholder that appointed such person, rather than a fiduciary of the Company. Each member of the Special Committee shall be entitled to act in the interests of the Interestholder that appointed such person in a manner consistent with the interests of such Interestholder, including when such interests are not, or may not be, consistent with the interests of the Company or the Interestholders as a whole.

(iv) Unless otherwise approved by both Interestholders, the members of the Special Committee shall not be compensated by the Company for their services in such capacity, but shall be entitled to reimbursement for reasonable travel expenses incurred with respect thereto.

(h) Officers.

(i) Subject to Section 5.1(b), the Company shall have a Chairman of the Board, a Chief Executive Officer (subject to Section 5.1(h)(iii)) and such other officers as the Board may from time to time elect or appoint for the Company to perform various and designated tasks and/or functions as the Board deems appropriate. The officers shall have such powers and authority as the Board may determine, subject in any case to the provisions of Section 5.1(b), and provided also that the launch of any new lines of Products shall always require the previous approval of the Board.

(ii) The Chairman of the Board shall be one (1) of the six (6) members of the Board and shall hold such office for a period of one (1) year. The Interestholders shall alternate in appointing the Chairman of the Board, with Tigre (or any successor to its Interests in a Disposition permitted by this Agreement) appointing the Chairman of the Board in even-numbered Fiscal Years, with the first term of the Tigre-appointed Chairman of the Board commencing on the Effective Date through the end of Fiscal Year 2010, and ADS (or any successor to its Interests in a transfer permitted by this Agreement) appointing the Chairman of the Board in odd-numbered Fiscal Years beginning with Fiscal Year 2011. The Chairman of the Board shall have no power to break a tie vote among the Board.

(iii) The Company shall initially not have a Chief Executive Officer. As the business of the Company develops, the Board will evaluate the transition to one (1) full-time, dedicated Chief Executive Officer who shall be appointed by the Board but shall not be a member of the Board.

(iv) Any number of offices of the Company may be held by the same person. Subject to the provisions of this Agreement and the express directions of the Board, each officer of the Company shall perform all duties and have any powers which are commonly incident to the office to which such officer has been appointed or which are delegated to such officer by the Board.

(v) Subject to this Article V and the authority of the Board, the business and affairs and property of the Company shall be managed on a day-to-day basis by the Chief Executive Officer in a manner consistent with the Budget. The Chief Executive Officer shall report and be responsible to the Board for the activities and operations of the Company.

(vi) Each officer, with the exception of the Chairman of the Board, shall hold office until a successor shall have been duly elected or appointed in accordance with this Agreement and shall have qualified or until such officer’s earlier death, resignation or removal. Any officer may resign at any time by giving written notice to the Board, and any such resignation shall take effect at the date of the receipt of such notice. Subject to Section 5.1(b), any officer may also be removed at any time, with or without cause, by the Board.

(i) Budget. The Parties will develop and agree on a Budget to be effective for the period from January 1, 2010, to December 31, 2010. At least two (2) full calendar months before the end of each Fiscal Year after December 2010, the Chief Executive Officer (or the Special Committee, during such time when there is no Chief Executive Officer) shall submit to the Board a proposed annual operating, investment and capital expenditure budget for the following Fiscal Year setting forth in reasonable detail the anticipated revenues and expenses of the Company for the ensuing Fiscal Year, including revenues, fixed expenses, variable expenses and capital expenditures and proposed cash distributions (the “Proposed Budget”). Not less than thirty (30) Days prior to the start of the Fiscal Year, the Interestholders shall propose such changes, modifications, additions or deletions to the Proposed Budget as they deem appropriate. After making such changes, the final form of annual budget shall, prior to the start of the Fiscal Year, be adopted by the Board as provided in Section 5.1(b)(i). Subject to Section 5.1(b), the officers of the Company shall be authorized to conduct the operations of the Company in accordance with the Budget then in effect. A Budget shall be in effect until the last day of the Fiscal Year covered by such Budget.

(j) Failure to Adopt a Budget. If the Board fails to adopt a Budget before the commencement of any Fiscal Year, the Budget most recently approved by the Board will continue to apply until the Board adopts a new Budget.

(k) Action Without a Meeting; Telephone or Video Conference Meeting. Any action required or permitted to be taken at any meeting of the Board may be taken without a meeting, and without prior notice, if a consent or consents in writing, setting forth the action so taken, shall be signed by two-thirds (2/3) of all of the Board members. Board members may participate in a meeting by means of a conference telephone or video conference or other similar communications equipment, by means of which all persons participating in the meeting can hear each other; provided, however, that no actions purported to be taken by the Board in the course of any such telephone or video conference meeting shall be effective unless and until such actions are set forth in an instrument signed by two-thirds (2/3) of all of the Board members. Minutes of all Board meetings and all written actions by the Board shall be in Spanish.

(l) No Compensation. Unless otherwise approved by both Interestholders, the members of the Board shall not be compensated by the Company for their services in such capacity on the Board, but shall be entitled to reimbursement for reasonable travel expenses in attending meetings of the Board.

(m) Indemnification and Insurance. Each Interestholder shall separately be responsible for (i) determining the extent to which it shall indemnify and/or insure each of the members of the Board appointed by such Interestholder for claims made against him or her while acting in his or her capacity as a member of the Board and (ii) entering into arrangements providing for such indemnification and/or insurance.

5.2 Deadlock Resolution. In the event the Board or the Interestholders (as applicable) cannot agree on a Major Matter in accordance with the requirements of Section 5.1(b) or fail, after the written request of an Interestholder, to take action on a Major Matter, (each such situation being herein referred to as a “Deadlock”), then any Interestholder shall have the right to invoke the following procedures (provided, however, that the following procedures may not be invoked with respect to (i) the initial Budget or (ii) any disagreement regarding the approval of any other annual Budget until twelve (12) full calendar months have elapsed since the last day of the Fiscal Year covered by the previous approved annual Budget):

(a) Request for Deadlock Resolution. Any Interestholder may, by notice to the other Interestholder, request that the Deadlock be resolved, whereupon the Interestholders shall use their best efforts to resolve such Deadlock. The Interestholders shall not (and shall cause their respective Board members not to) make an artificial or abusive use of their rights to create a Deadlock and shall therefore exercise this right in good faith at all times.

(b) Buy/Sell Procedure. If the Deadlock shall not have been resolved within thirty (30) Days after the notice referred to in Section 5.2(a), then:

(i) Initiation of Procedure. Any Interestholder (the “Initiating Interestholder”) shall have the right to initiate the procedure set forth in this Section 5.2(b) by delivering to the other Interestholder (the “Responding Interestholder”) a notice (the “Purchase and Sale Notice”) designating the price at which such Initiating Interestholder would be willing to sell all, but not less than all, of its Interests or to buy all, but not less than all, of the Responding Interestholder’s Interests.

(ii) Rights of Responding Interestholder. The Responding Interestholder shall, by delivery of a notice (the “Second Notice”) to the Initiating Interestholder within thirty (30) Days of the receipt by the Responding Interestholder of the Purchase and Sale Notice, elect to purchase all, but not less than all, of the Interests of the Initiating Interestholder or sell all, but not less than all, of the Interests of the Responding Interestholder, for the price specified in the Purchase and Sale Notice. In the event that the Responding Interestholder fails to deliver the Second Notice to the Initiating Interestholder within the thirty (30)-Day period described in this Section 5.2(b)(ii), then the Responding Interestholder shall be deemed to have elected to sell all of the Interests of the Responding Interestholder for the price specified in the Purchase and Sale Notice.

(iii) Closing Pursuant to Buy/Sell Procedure Following Deadlock. The closing of the transactions described in Section 5.2(b)(ii) (the “Deadlock Closing”) shall occur at the location agreed by the Parties for such purposes, or, in the absence of such agreement, at the offices of the Notary Public of Santiago, Chile, Mr. José Musalem Saffie, or its successor or replacement, on or before the later of (A) the thirtieth (30th) Day after the expiration of the Exercise Period or (B) the fifth (5th) Business Day after the receipt of all applicable regulatory and governmental approvals to the purchase, if any. At the Deadlock Closing, the selling Interestholder shall sell, and the purchasing Interestholder shall purchase, the selling Interestholder’s Interests in accordance with the following procedure: (1) the selling Interestholder shall execute and deliver to the purchasing Interestholder (I) an Assignment of such Interests, in form and substance reasonably acceptable to the purchasing Interestholder, and (II) any other instruments reasonably requested by the purchasing Interestholder to give effect to the purchase; and (2) the purchasing Interestholder shall deliver to the selling Interestholder the purchase price specified in the Purchase and Sale Notice in immediately available funds. In the event that the selling Interestholder refuses to execute such Assignment following the purchasing Interestholder’s compliance with the procedures set forth in this Section 5.2, the selling Interestholder shall be in material breach of this Agreement, and the purchasing Interestholder shall be entitled to obtain an order compelling the selling Interestholder to execute and deliver such Assignment pursuant to the dispute resolution procedures set forth in Section 10.1.

(iv) Sufficiency of Payment. Subject to any unpaid charges under any of the JV Documents and/or any other obligations or liabilities existing among the selling Interestholder, the other Interestholder and the Company as of the Deadlock Closing, the payment to the selling Interestholder pursuant to this Section 5.2 will be, and will be deemed to be, in complete liquidation and satisfaction of all the rights and interest of the selling Interestholder (and of all Persons claiming by, through, or under the selling Interestholder) in and in respect of the Company, including any rights against the Company and (insofar as the affairs of the Company are concerned) against the other Interestholder.

(v) Duty to Cooperate. The purchasing Interestholder and selling Interestholder shall cooperate with one another with respect to any purchase and sale pursuant to this Section 5.2(b) and shall act in a manner so as to effect an efficient continuation of the business and affairs of the Company.

5.3 Territory. The Territory shall not be expanded without the mutual written agreement of all of the Interestholders. No decision regarding whether or not to expand the Territory shall constitute a Deadlock or serve as the basis to initiate the procedures set forth in Section 5.2. The Company shall not (and shall cause the Subsidiaries not to) sell any Products outside the Territory, unless the specific sale of Products outside the Territory is approved in advance by each of the Chief Executive Officer (or the Special Committee, during such time when there is no Chief Executive Officer) of the Company and by all of the Interestholders.

5.4 Subsidiaries. Subject to Section 5.1(b), the Company shall have the authority to establish one or more Subsidiaries from time to time, as the Board in its discretion deems advisable and in the best interests of the Company. It is the initial intention of the Parties that the Company function as a holding company for Subsidiaries conducting the Business, including the initial Subsidiaries described in Article III.

(a) Initial Establishment of Sales Divisions. Initially, the Company shall conduct the Business in Ecuador, Peru, Paraguay, Uruguay and Bolivia through separate sales divisions of the Chilean Subsidiary (each such sales division, a “Sales Division”). The Company shall cause the Chilean Subsidiary to (A) record the financial results of each Sales Division separately and (B) for each Sales Division, employ or otherwise engage local sales personnel in the country relating to the Sales Division.

(b) Future Subsidiaries. The Board will review the possibility of establishing a separate Subsidiary in Ecuador, Peru, Paraguay, Uruguay and/or Bolivia and/or adding manufacturing lines to Subsidiaries in Argentina, Colombia, Ecuador, Peru, Paraguay, Uruguay and/or Bolivia in the future based on sales and other business factors, including factors and costs associated with importing Products. In the event a Subsidiary is established in any of Ecuador,

Peru, Paraguay, Uruguay and/or Bolivia, the organizational documents of such Subsidiary shall be in a form approved by the Board. The following provisions shall apply to the establishment of any such Subsidiary, subject to modifications approved by the Board.

(i) Ownership. If the Subsidiary is legally required to have at least two (2) owners, ADS and Tigre shall each hold equal nominal interests in the Subsidiary. All other interests in the Subsidiary shall be held by the Company.

(ii) Organizational Documents; Powers of Attorney. Subject to Article VI, the organizational documents of the Subsidiary shall be approved by the Board. Powers of attorney for Company actions with respect to the Subsidiary and/or for the management of the Subsidiary shall be established in a form approved by the Board.

(iii) Capitalization. No Interestholder shall have an obligation to contribute capital to the Company or the Subsidiary for the purposes of capitalizing such Subsidiary. Unless the Interestholders mutually agree to make capital contributions to the Company for purposes of capitalizing the Subsidiary, the Subsidiary shall be capitalized through contributions of Cash from the Company in accordance with the Budget or by other means (such as via proceeds from a credit facility to be entered into by the Subsidiary).

(iv) Agreements. In connection with establishing the Subsidiary, either (A) the Company shall cause such Subsidiary to enter into a joinder to each of (1) the ADS License Agreement, (2) the Tigre License Agreement, (3) the ADS Sales Agent Agreement and (4) the Tigre Sales Agent Agreement or (B) ADS Parent and Tigre Parent (on one hand) and such Subsidiary (on the other hand) shall enter into a form of agreement approved by the Board that is substantially similar to and consistent with each of (1) the ADS License Agreement, (2) the Tigre License Agreement, (3) the ADS Sales Agent Agreement and (4) the Tigre Sales Agent Agreement.

(v) Registration of License Agreements. Within fifteen (15) Days after the Subsidiary enters into joinders to the License Agreements as contemplated by Section 5.4(b)(iv), (A) if permitted, the Company shall or shall cause the Subsidiary to (and if the foregoing are not legally permitted to do so, ADS Parent shall) register the ADS License Agreement and joinder contemplated by Section 5.4(b)(iv) or the license agreement between the Subsidiary and ADS contemplated by Section 5.4(b)(iv) (as applicable) or (as permitted by applicable Law) a redacted version or summary thereof with the appropriate government authorities in the Subsidiary’s country of organization and (B) if permitted, the Company shall or shall cause the Subsidiary to (and if the foregoing are not legally permitted to do so, Tigre Parent shall) register the Tigre License Agreement and joinder contemplated by Section 5.4(b)(iv) or the license agreement between the Subsidiary and Tigre Parent contemplated by Section 5.4(b)(iv) (as applicable) or (as permitted by applicable Law) a redacted version or summary thereof with the appropriate government authorities in the Subsidiary’s country of organization.

(vi) Credit Facility. If approved by the Board, the Company shall cause the Subsidiary to enter into a credit facility at an amount and on terms approved by the Board.

(vii) Guarantees. If required by the lender under the new credit facility of the Subsidiary described in the preceding subsection, (A) ADS Parent shall (or shall cause an Affiliate of ADS Parent acceptable to such lender and Tigre to) guarantee between fifty percent (50%) and one hundred percent (100%) of amounts outstanding under such new credit facility and (B) Tigre Parent shall (or shall cause an Affiliate of Tigre Parent acceptable to such lender and ADS to) guarantee between fifty percent (50%) and one hundred percent (100%) of amounts outstanding under such new credit facility; provided, however, that neither ADS Parent nor Tigre Parent shall have any obligation pursuant to this subsection to (or cause any of its Affiliates to) enter into a guarantee the maximum obligations of which exceed those of the guarantee to be entered into by the other (or the other’s Affiliate) pursuant to this subsection.

(viii) Subsidiary Business and Employees. Following the establishment of such Subsidiary, unless otherwise approved by the Board, (A) the Subsidiary shall operate as a sales company for the Products in its country of organization (with the Products sold by the Subsidiary being manufactured by other Subsidiaries), (B) the marketing and selling of Products in the Subsidiary’s country of organization shall be conducted through the Subsidiary and (C) the Subsidiary shall not share employees with any Interestholder or Affiliate of any Interestholder.

(c) Importation of Products into Territory with No Subsidiary. Pursuant to the Tigre Sales Agent Agreement, as requested by the Company or any of its Subsidiaries from time to time, Tigre Parent and/or its Affiliates will assist in the importing of Products into countries within the Territory where no Subsidiary has been established. Such assistance may, as requested by the Company or any Subsidiary, include the legal purchase of the Products to be imported and the arrangement of delivery to the ultimate purchasers thereof. Any such purchase, delivery and/or related activities will be performed by Tigre Parent and/or its Affiliates on behalf of the requesting Company or Subsidiary and not as a distributor. All Products imported, sold or delivered with the assistance of Tigre Parent and/or its Affiliates shall be billed to the ultimate purchaser thereof by the Company or a Subsidiary, not by Tigre Parent or any of its Affiliates. Tigre Parent and/or its Affiliates will receive full reimbursement of costs incurred in connection with rending such assistance to the Company and/or any Subsidiaries plus a commission described in the Tigre Sales Agent Agreement.

5.5 Intellectual Property.

(a) Generally. All Intellectual Property of ADS Parent or any of its Affiliates shall remain the exclusive property of ADS Parent and/or any such Affiliate, regardless of whether any such Intellectual Property is licensed to the Company or any Subsidiary or otherwise disclosed to or learned by the Company, any Subsidiary, the other Interestholder or any Affiliate of the other Interestholder in connection with the Business. Likewise, all Intellectual Property of Tigre Parent or any of its Affiliates shall remain the exclusive property of Tigre Parent and/or any such Affiliate, regardless of whether any such Intellectual Property is licensed to the Company or any Subsidiary or otherwise disclosed to or learned by the Company, any Subsidiary, the other Interestholder or any Affiliate of the other Interestholder in connection with the Business. Neither the Company, nor any Subsidiary, nor the other Interestholder, nor any Affiliate of the other Interestholder, shall have any rights whatsoever in the Intellectual Property of ADS Parent or any its Affiliates or the Intellectual Property of Tigre Parent or any of its Affiliates (as applicable), except for those rights expressly granted pursuant to the License Agreements, which rights shall terminate in accordance with the terms of the License Agreements. The ownership of any rights to any Intellectual Property developed by the Company or any Subsidiary shall be (i) to the extent applicable, governed by the terms of the License Agreements and (ii) to the extent ownership of such Intellectual Property is not governed by the terms of the License Agreements, owned by the Company or Subsidiary that developed such Intellectual Property, with such Intellectual Property to be distributed jointly to the Interestholders upon dissolution of the Company.

(b) Brand Name. So long as both ADS (or one of its Affiliates) and Tigre (or one of its Affiliates) are Interestholders, subject to the License Agreements, the Company shall (and shall cause the Subsidiaries to) market and sell all Products of the Business under the brand name “Tigre-ADS”. The rights of the Company or any Subsidiary to use the names “Tigre” or “ADS” shall be governed by and shall terminate in accordance with the applicable License Agreement.

(c) Green Stripe, Blue Stripe and Combination Stripe. So long as ADS (or one of its Affiliates) is an Interestholder, subject to the License Agreements, the Company shall cause (and the Company shall cause the Subsidiaries to cause) all Products of the Business (other than Solid Wall HDPE Products) to bear the Green Stripe, the Blue Stripe or the Combination Stripe. The rights of the Company or any Subsidiary to use the Green Stripe, the Blue Stripe and/or the Combination Stripe are governed by and shall be subject to the License Agreements. Tigre Parent acknowledges that the Green Stripe, the Blue Stripe and the Combination Stripe are not, or may not be, capable of registration as trademarks of ADS and/or its Affiliates in certain countries within the Territory (including Brazil) but are trademarks of ADS and its Affiliates used on products worldwide. As such, Tigre Parent covenants not to (and Tigre Parent shall cause its Affiliates not to) manufacture, market, sell or service in South America any Products (other than Solid Wall HDPE Products) using the Green Stripe, the Blue Stripe and/or the Combination Stripe and/or any other marks similar thereto both (i) during the period in which Tigre or one of its Affiliates is an Interestholder and (ii) for all periods thereafter. The obligations of Tigre Parent pursuant to the preceding sentence are ongoing and shall survive the dissolution of the Company and/or the termination of this Agreement.

(d) Tigre Footprints. So long as Tigre (or one of its Affiliates) is an Interestholder, subject to the License Agreements, the Company shall (and shall cause the Subsidiaries to) market and sell all Products of the Business utilizing the Tigre Footprints in packaging and marketing materials. The rights of the Company or any Subsidiary to use the Tigre Footprints are governed by and shall terminate in accordance with the License Agreements. As such, ADS Parent covenants not to (and Tigre Parent shall cause its Affiliates not to) manufacture, market, sell or service in South America any Products using the Tigre Footprints and/or any other marks similar thereto both (i) during the period in which ADS or one of its Affiliates is an Interestholder and (ii) for all periods thereafter. The obligations of ADS Parent pursuant to the preceding sentence are ongoing and shall survive the dissolution of the Company and/or the termination of this Agreement.

5.6 Additional Acquisitions. The Interestholders and Board shall review and assess potential additional acquisitions of businesses that manufacture, market, sell and/or service Products in the course of each annual Budget approval process.

5.7 Contemplated Raw Material and Product Sales to the Company or its Subsidiaries by Interestholders and their Affiliates. The Interestholders recognize and agree that it may be beneficial from time to time for the Company and/or its Subsidiaries to purchase raw materials and/or products from an Interestholder or an Affiliate of an Interestholder for the purpose of using such raw materials in the production of Products and/or re-selling those products with Products sold by the Company or any of its Subsidiaries. Any such sale shall be consummated at a price equal to the cost of the raw materials and/or products to the selling Interestholder or Affiliate plus the applicable fee set forth in the Budget for a transaction involving such raw materials or products. All such sales shall be made subject to compliance with applicable tax and legal requirements. The Business and Budget Plan shall set forth raw material/product quantity levels and fees (or methods for calculating fees) for contemplated raw materials and product sales pursuant to this Section 5.7. The combined costs and fees for any such transaction shall not exceed the prices for such raw materials and/or products that would be available on an arm’s length basis with an unrelated third party. Sales by any Interestholder or Affiliate of an Interestholder that are within the quantity level parameters and at the fees contemplated by the Budget shall not be subject to the advance disclosure requirements of Section 5.8. However, if Section 5.1(b) applies to any such sale, then the same shall be approved in accordance with the requirements of Section 5.1(b).

5.8 Other Transactions with Interestholders and Affiliates. If any Interestholder or any Affiliate of such Interestholder proposes to enter into any contract, agreement or transaction with the Company or any Subsidiary that is not expressly contemplated by this Agreement or the then-current Budget, then the terms and conditions of such contract, agreement or transaction must be no less favorable to the Company than those that would be available on an arm’s length basis with unrelated third parties and such Interestholder shall, prior to entering into any such contract, agreement or transaction, disclose the proposed terms and conditions thereof to the Board and the other Interestholder prior to entering the same. Furthermore, if Section 5.1(b) applies to the proposed contract, agreement or transaction, then the same shall be approved in accordance with the requirements of Section 5.1(b).

ARTICLE VI

TAXES

6.1 Foreign Tax Matters.

(a) Each Party may determine the foreign tax status of the Company and any Subsidiary and take all actions on behalf of the Company and any Subsidiary and to cause the Company and any such Subsidiary to take all actions that such Party determines are necessary or appropriate to obtaining or changing the foreign tax status of the Company or any such Subsidiary, provided, however, that such Party shall previously require in writing the consent of the other Party to any change in such foreign tax status of the Company or any such Subsidiary, such request for consent to include a description of all actions to be taken for such purpose. The Party receiving such request for consent shall only be entitled to withhold its consent to the extent such change can reasonably be determined to create adverse tax or financial effects for such Party, the Company, or any of its Subsidiaries (supported by reasonable tax analysis materials), and the Party opposing such actions gives written notice of its opposition to the Party planning to take such actions within thirty (30) Days from the Day the consent was required in writing. If the Party receiving the request for consent does not oppose in writing to such actions within such thirty (30) Day term, then its consent shall be deemed as granted for all purposes of this Section 6.1(a). Except for opposed actions that have not yet been resolved by the Parties, each Party hereby acknowledges and agrees to take (and to cause any of its Affiliates to take) all actions that the other Party requests in connection with obtaining or changing the foreign tax status of the Company or any Subsidiary, including signing and executing any election or document that such Party determines is necessary or appropriate to obtaining or changing the foreign tax status of the Company or any Subsidiary; provided, however, that no Party need take (and need not cause any of its Affiliates to take) any action that such Party in good faith determines to be adverse to such Party, the Company or any of their respective Affiliates.

(b) It is intended that the Company initially be treated as a corporation for U.S. federal tax purposes. Accordingly, if directed by ADS, the Board shall file an election on U.S. Internal Revenue Service Form 8832 (or successor form) to classify the Company as a corporation for U.S. federal income tax purposes, effective as of the date the Company was formed, and no member of the Board, no officer of the Company nor the Company shall authorize or permit any action that revokes, changes or modifies such election without the prior written consent of ADS.

(c) If the Company’s U.S. tax status is changed to a partnership, the Board shall maintain a capital account for each Interestholder of the Company and allocate net profits, net losses and other items of Company income, gain, loss and deduction to each Interestholder’s capital account, in each case, for U.S. federal income tax purposes and in accordance with such provisions as ADS prescribes. The Board also shall apply the provisions of the immediately preceding sentence with respect to each subsidiary of the Company that is intended to be classified as a partnership for U.S. federal income tax purposes. The Interestholders are aware of the U.S. federal income tax consequences of the designations of the Company’s and any Subsidiary’s U.S. tax status under this Agreement and hereby agree to be bound by such designations in reporting their shares of Company, or any Subsidiary, income and loss for U.S. federal income tax purposes.

6.2 Tax Matters Generally; Tax Returns. The Company shall prepare and timely file (or cause to be prepared and timely filed) all Tax Returns required to be filed by the Company and/or any Subsidiary. The Company shall deliver a copy of each such material Tax Return to the Interestholders on or before ten (10) Days following the due date of any such Tax Return. The Company shall provide (or cause to be provided) to an Interestholder such information as such Interestholder requests to enable such Interestholder to comply with its (or its Affiliates) tax reporting or filing obligations. The Company shall bear the cost of the preparation and filing of all Tax Returns and the preparation and providing of information to the Interestholders. The Company shall not settle or resolve any material Tax audits relating to the Company or any Subsidiary without prior approval by the Board.

ARTICLE VII

DISPOSITION OF INTERESTS

7.1 General Restrictions. No Interestholder may Dispose of or Encumber all or any portion of its Interests without the advance written consent of the other Interestholder, except as provided in this Article VII. Notwithstanding any provision in this Article VII to the contrary, (a) an Interestholder may not make any Disposition of less than all of its Interests, and such Disposition may only be for Cash and only to a single transferee; (b) no Interestholder shall be permitted to transfer any Interests to a Person on the other Interestholder’s Prohibited List or any Affiliate of such Person; (c) except for Dispositions described in Section 7.1(d), an Interestholder may not make any Disposition to a Person who is engaged, directly or indirectly, in the other Interestholder’s Competing Business; and (d) the Disposition of Interests by an Interestholder to an Affiliate of the Interestholder shall not require the advance written consent of the other Interestholder or compliance with Section 7.2 (but shall comply with the requirements of Section 7.3). Any attempted Disposition or Encumbrance of all or any portion of the Interests, other than in strict accordance with this Article VII, shall be, and is hereby declared, null and void ab initio.

7.2 Right of First Refusal; Tag Along Right.

(a) Transfer Notice. In the event that any Interestholder at any time desires to Dispose of all of its Interests, then such Interestholder (the “Disposing Interestholder”) shall promptly give written notice thereof (the “Transfer Notice”) to the other Interestholder (the “Notified Interestholder”). The Transfer Notice shall set forth the following:

(i) The number of Interests of the Disposing Interestholder which the prospective acquirer will purchase (which number shall necessarily be the total number of the Interests held by the Disposing Interestholder);

(ii) The name of the prospective acquirer, which may not be (A) a Person on the other Interestholder’s Prohibited List or any Affiliate of such Person or (B) a Person who is engaged, directly or indirectly, in the other Interestholder’s Competing Business;

(iii) The price offered by the prospective acquirer for the Interests and the method of payment therefor; and

(iv) Any other applicable terms and conditions of the proposed Disposition.

The Notified Interestholder shall have thirty (30) Days following its receipt of the Transfer Notice (the “Exercise Period”) in which to notify the Disposing Interestholder whether the Notified Interestholder desires to exercise its Right of First Refusal or Tag Along Right (an “Exercise Notice”). The procedures for exercising and implementing an Interestholder’s Right of First Refusal and/or Tag Along Right are set forth in Sections 7.2(b) and 7.2(c), respectively.

If the Notified Interestholder does not respond during the Exercise Period, the Notified Interestholder shall be deemed to have waived its Right of First Refusal and Tag Along Right. If the terms of a proposed Disposition are different than or modified from those set forth in the Transfer Notice related thereto, any waiver by an Interestholder of its Right of First Refusal or Tag Along Right with respect to such proposed Disposition shall be invalid and, notwithstanding any such waiver, the proposed Disposition shall again become subject to the Right of First Refusal and Tag Along Right provisions set forth in this Section 7.2.

(b) Right of First Refusal. Upon receipt of a Transfer Notice, the Notified Interestholder shall have the preferential right to acquire the Disposing Interestholder’s Interests for the same purchase price, and on the same terms and conditions, as are set forth in the Transfer Notice (the “Right of First Refusal”). If the Right of First Refusal is exercised in accordance with this Section 7.2, the closing of such purchase (the “First Refusal Closing”) shall occur at the offices of Carey y Cia. Ltda. in Santiago, Chile, on or before the later of (i) the thirtieth (30th) Day after the expiration of the Exercise Period or (ii) the fifth (5th) Business Day after the receipt of all applicable regulatory and governmental approvals to the purchase, if any. At the First Refusal Closing: (A) the Disposing Interestholder shall execute and deliver to the Notified Interestholder (1) an Assignment of the Interests described in the Transfer Notice, in form and substance reasonably acceptable to the Notified Interestholder and (2) any other instruments reasonably requested by the Notified Interestholder to give effect to the purchase; and (B) the Notified Interestholder shall deliver to the Disposing Interestholder the purchase price specified in the Transfer Notice in immediately available funds. In the event that the Disposing Interestholder refuses to execute such Assignment following the Notified Interestholder’s compliance with the procedures set forth in Section 7.2(a) and (b), the Disposing Interestholder shall be in material breach of this Agreement, and the Notified Interestholder shall be entitled to obtain an order compelling the Disposing Interestholder to execute and deliver such Assignment pursuant to the dispute resolution procedures set forth in Section 10.1.

(c) Tag Along Right. As an alternative to the Right of First Refusal, upon receipt of a Transfer Notice, the Notified Interestholder shall have the right to require, prior to the Disposing Interestholder’s Disposition of its Interests to the prospective acquirer, that the Disposing Interestholder must cause the prospective acquirer to purchase all of the Interests of the Notified Interestholder, at the same price and on the same terms and conditions as the prospective acquirer has offered to purchase the Interests of the Disposing Interestholder (the “Tag Along Right”). If the Notified Interestholder exercises its Tag Along Right, the Disposing Interestholder must cause the prospective acquirer to purchase all of the Interests of both the Disposing Interestholder and the Notified Interestholder or the Disposing Interestholder may not sell its Interests to the prospective acquirer. If the Tag Along Right is exercised in accordance with Section 7.2(a) and the prospective acquirer is willing to purchase the Interests of both the Disposing Interestholder and the Notified Interestholder, the closing of such purchase (the “Tag Along Closing”) shall occur at the offices of Carey y Cia. Ltda. in Santiago, Chile, on a date mutually agreeable to the prospective acquirer, the Disposing Interestholder and the Notified Interestholder. At the Tag Along Closing: (i) each of the Interestholders shall concurrently execute and deliver to the prospective acquirer (A) an Assignment of all of its respective Interests, in form and substance reasonably acceptable to the prospective acquirer, and (B) any other instruments reasonably requested by the prospective acquirer to give effect to the purchase; and (ii) the prospective acquirer shall deliver to each of the Interestholders an amount equal to the price specified in the Transfer Notice in immediately available funds. In the event that either Interestholder refuses to execute such an Assignment following the other Interestholder’s compliance with the procedures set forth in Section 7.2(a) and (c), the Interestholder refusing to execute such an Assignment shall be in material breach of this Agreement, and the other Interestholder shall be entitled to obtain an order compelling the refusing Interestholder to execute and deliver such an Assignment pursuant to the dispute resolution procedures set forth in Section 10.1.

(d) Sufficiency of Payment. Subject to any unpaid charges under any of the JV Documents and/or any other obligations or liabilities existing among the selling Interestholder, the other Interestholder and the Company as of the First Refusal Closing or Tag Along Closing, as the case may be, the payment to the Disposing Interestholder pursuant to this Section 7.2 will be, and will be deemed to be, in complete liquidation and satisfaction of all the rights and interest of the Disposing Interestholder (and of all Persons claiming by, through, or under the Disposing Interestholder) in and in respect of the Company, including any rights against the Company and (insofar as the affairs of the Company are concerned) against the other Interestholder.

(e) Waiver of Right of First Refusal and Tag Along Right. If the Notified Interestholder (i) does not deliver an Exercise Notice prior to the deadline therefor set forth in Section 7.2(a) or (ii) affirmatively waives its Right of First Refusal and Tag Along Right, then the Disposing Interestholder shall have the right, subject to compliance with the provisions of this Article VII, to Dispose of the Interests described in the Transfer Notice to the proposed acquirer strictly in accordance with the terms of the Transfer Notice for a period of thirty (30) Days after the expiration of the Exercise Period (the “Disposition Period”). If, however, the Disposing Interestholder fails to so Dispose of such Interests within such Disposition Period, the proposed Disposition shall again become subject to the Right of First Refusal and Tag Along Right provisions set forth in this Section 7.2.

7.3 Requirements Applicable to All Dispositions and Admissions. In addition to the requirements set forth in Section 7.1 or 7.2, any Disposition of Interests shall also be subject to the following requirements, and such Disposition (and admission, if applicable) shall not be effective unless such requirements are complied with:

(a) Disposition Documents. The following documents must be delivered to the non-Disposing Interestholder and must be reasonably satisfactory, in form and substance, to the non-Disposing Interestholder:

(i) A copy of the Assignment pursuant to which the Disposition is effected.

(ii) An instrument, executed by the Disposing Interestholder and its transferee, containing the following information and agreements, to the extent they are not contained in the instrument described in Section 7.3(a)(i):

(A) The notice address of the transferee;

(B) The transferee’s ratification of this Agreement and agreement to be bound by it;

(C) Representations and warranties about the transferee similar to those in Section 13.2; and

(D) Representations and warranties by the Disposing Interestholder and the transferee (1) that the Disposition, is being made in accordance with all applicable Law, and (2) that the instruments provided in response to this Section 7.3(a)(i) and (ii) are true and correct.

(b) Payment of Expenses. The Disposing Interestholder shall promptly pay, or reimburse the Company for, all costs and expenses incurred by the Company in connection with the Disposition, on or before the tenth (10th) Day after receipt of the Company’s invoice for the amount due.

(c) Effective Date. Each Disposition complying with the provisions of this Article VII is effective as of the Day in which all of the requirements of this Section 7.3 have been met.

7.4 Encumbrances. No Interestholder may Encumber all or any portion of its Interests without the consent of the other Interestholder. If the other Interestholder consents to the creation by an Interestholder of an Encumbrance on its Interests, the Interestholder effecting such Encumbrance shall ensure that the applicable secured party executes and delivers to the Interestholders a signed writing by which such secured party (a) acknowledges the rights of the Interestholders under Section 7.3 and Article VIII and (b) agrees to allow the exercise of such rights prior to any foreclosure by such secured party or its assignees on the Interests subject to such Encumbrance.

7.5 Direct Ownership Interests in Subsidiaries.

(a) Restrictions Against Dispositions. No Interestholder may Dispose of any portion of its direct interests in the ownership of any Subsidiary without the advance written consent of the other Interestholder, except in connection with a Disposition of its Interests permitted by and made in accordance with this Article VII. If an Interestholder Disposes of its Interests in a Disposition permitted by and made in accordance with this Article VII, the disposing Interestholder shall also Dispose of all of its direct interests in the ownership of each Subsidiary in a manner that results in the owner of the Disposed Interest also holding all of the direct interests in the ownership of each Subsidiary previously held by the Disposing Interestholder.

(b) Restrictions Against Encumbrances. No Interestholder may Encumber all or any portion of its direct interests in the ownership of any Subsidiary without the consent of the other Interestholder. If the other Interestholder consents to the creation by an Interestholder of an Encumbrance on its direct interests in the ownership of any Subsidiary, the Interestholder effecting such Encumbrance shall ensure that the applicable secured party executes and delivers to the Interestholders a signed writing by which such secured party (a) acknowledges the rights of the Interestholders under Section 7.5(a) and Article VIII and (b) agrees to allow the exercise of such rights prior to any foreclosure by such secured party or its assignees on the direct interests in the ownership of any Subsidiary subject to such Encumbrance.

(c) Attempted Dispositions or Encumbrances in Violation of Agreement. Any attempted Disposition or Encumbrance of all or any portion of the direct interests in the ownership of any Subsidiary held by any Interestholder, other than in strict accordance with this Section 7.5, shall be, and is hereby declared, null and void ab initio.

7.6 Specific Performance. The Interestholders agree that breach of the provisions of this Article VII may cause irreparable injury to the Company, the Interestholders and/or their Affiliates for which monetary damages (or other remedy at law) are inadequate in view of (a) the complexities and uncertainties in measuring the actual damages that would be sustained by reason of the failure of compliance with such provisions, and (b) the uniqueness of the Business and the relationships among the Interestholders and their Affiliates. Accordingly, the Interestholders agree that the provisions of this Article VII may be enforced by specific performance (cumplimiento forzado).

ARTICLE VIII

TERMINATION

8.1 Termination Events. This Article VIII shall apply to any of the following events (each a “Termination Event”):

(a) An Interestholder becomes a Bankrupt Interestholder or any Owner Party of such Interestholder becomes (if such Owner Party were an Interestholder) a Bankrupt Interestholder;

(b) The dissolution of an Interestholder or any Owner Party of such Interestholder;

(c) A Change of Control or a sale of all or substantially all of an Interestholder’s assets resulting in such Interestholder (or such Interestholder’s assets) being controlled or held, as applicable, directly or indirectly, by a Person other than an Affiliate of such Interestholder (i) who is on the other Interestholder’s Prohibited List or any Affiliate of such Person or (ii) who is engaged, directly or indirectly, in the other Interestholder’s Competing Business; and/or

(d) An arbitrator, in accordance with the provisions of Article X, determines that an Interestholder or any of its Affiliates has materially breached this Agreement and has failed to cure such material breach during the thirty (30)-Day period commencing on the date such Interestholder received written notice of such breach from the other Interestholder.

In each case, the Interestholder with respect to whom a Termination Event has occurred is referred to herein as the “Affected Interestholder”.

8.2 Effects of a Termination Event Due to Material Breach.

(a) Rights of Non-Affected Interestholder. If a Termination Event of the type described in Section 8.1(d) occurs, as part of the arbitration proceeding in which the finding described in Section 8.1(d) is made, the non-Affected Interestholder shall be entitled to (i) initiate the buy/sell procedure described in Section 8.2(b) or (ii) cause the liquidation of the Company pursuant to the provisions of Article XI.

(b) Material Breach Buy/Sell Procedure.

(i) Initiation of Procedure. To initiate a buy/sell procedure in connection with a Termination Event of the type described in Section 8.1(d), the non-Affected Interestholder shall deliver to the Affected Interestholder and the arbitrator of the arbitration proceeding in which the finding described in Section 8.1(d) is made a notice (the “Material Breach Buy/Sell Notice”) designating a price for all, but not less than all, of the Affected Interestholder’s Interests.

(ii) Rights of Affected Interestholder. Within thirty (30) Days of the receipt by the Affected Interestholder of the Material Breach Buy/Sell Notice, the Affected Interestholder shall elect, via delivery of notice to the non-Affected Interestholder and such arbitrator, to, in a transaction overseen by the arbitrator of such arbitration proceeding, either (A) sell all, but not less than all, of the Interests of the Affected Interestholder to the non-Affected Interestholder or its designee for cash in an amount equal to ninety percent (90%) of the price designated in the Material Breach Buy/Sell Notice minus the amount of damages resulting from the Affected Interestholder’s breach of the Agreement that is the basis for the Termination Event (as determined by such arbitrator) (the “Material Breach Arbitration Award”) or (B) purchase all, but not less than all, of the Interests of the non-Affected Interestholder for cash in an amount equal to one hundred percent (100%) of the price designated in the Material Breach Buy/Sell Notice plus the Material Breach Arbitration Award. In the event that the Affected Interestholder fails to so elect within the thirty (30)-Day period described in this Section 8.2(b)(ii), then the Affected Interestholder shall be deemed to have elected to sell all of the Interests of the Affected Interestholder for the price described in Section 8.2(b)(ii)(A).

(iii) Closing of Buy/Sell Transaction. The closing of the transactions described in Section 8.2(b) shall occur at such time and pursuant to this Section 8.2(b)(iii) and such other procedures as are determined by the arbitrator of the arbitration proceeding in which the finding described in Section 8.1(d) is made. At such closing, the selling Interestholder shall sell, and the purchasing Interestholder shall purchase, the selling Interestholder’s Interests in accordance with the following procedure: (A) the selling Interestholder shall execute and deliver to the purchasing Interestholder (1) an Assignment of such Interests, in form and substance reasonably acceptable to the purchasing Interestholder and such arbitrator, and (2) any other instruments reasonably requested by the purchasing Interestholder or such arbitrator to give effect to the purchase; and (B) the purchasing Interestholder shall deliver to the selling Interestholder the applicable purchase price in immediately available funds. In the event that the selling Interestholder refuses to execute such Assignment following the purchasing Interestholder’s compliance with the procedures set forth in this Section 8.2(b), the selling Interestholder shall be in material breach of this Agreement, and the purchasing Interestholder shall be entitled to obtain from such arbitrator an order compelling the selling Interestholder to execute and deliver such Assignment and all other documentation required by such arbitrator.

(iv) Sufficiency of Payment. Subject to any unpaid charges under any of the JV Documents and/or any other obligations or liabilities existing among the selling Interestholder, the other Interestholder and the Company as of the closing of the transactions described in Section 8.2(b), the payment to the selling Interestholder pursuant to this Section 8.2 will be, and will be deemed to be, in complete liquidation and satisfaction of all the rights and interest of the selling Interestholder (and of all Persons claiming by, through, or under the selling Interestholder) in and in respect of the Company, including any rights against the Company and (insofar as the affairs of the Company are concerned) against the other Interestholder.

8.3 Effects of a Termination Event Due to Change of Control. If a Termination Event of the type described in Section 8.1(c) occurs, the non-Affected Interestholder shall be entitled to (a) in the capacity of an Initiating Interestholder, initiate the procedure set forth in Section 5.2(b) for the resolution of a Deadlock and, as applicable, purchase all, but not less than all, of the Interests of the Affected Interestholder, or sell all, but not less than all, of the Interests of the non-Affected Interestholder to the Affected Interestholder in accordance with Section 5.2(b) or (b) cause the liquidation of the Company pursuant to the provisions of Article XI.

8.4 Procedure for Other Termination Events. If a Termination Event of the type described in Section 8.1(a) or (b) occurs, the following shall apply:

(a) Notice of Termination Event. The Affected Interestholder (or its representative) shall promptly give notice of the Termination Event to the other Interestholder and, upon learning of the Termination Event (via such notice or otherwise) the non-Affected Interestholder shall have the option to (i) acquire all of the Interests held by the Affected Interestholder or (ii) cause the liquidation of the Company pursuant to the provisions of Article XI.

(b) Exercise of Termination Rights. The non-Affected Interestholder may exercise such rights by notifying the Affected Interestholder (or its representative) of the exercise of such option within thirty (30) Days following the later of the occurrence of such Termination Event and the receipt by the non-Affected Interestholder of the Affected Interestholder’s notice as required by the first sentence of Section 8.4(a), (the “Termination Option Period”). If the non-Affected Interestholder does not respond during the Termination Option Period, the non-Affected Interestholder shall be deemed to have waived its rights pursuant to this Section 8.4.

(c) Effectuation of Termination Option. If, during the Termination Option Period, the non-Affected Interestholder (the “Termination Buyer”) exercises its option under Section 8.4 to acquire all of the Interests held by the Affected Interestholder, then each of the following shall apply:

(i) Price, Payment and Documentation. The Affected Interestholder shall sell, and the Termination Buyer shall purchase, the Affected Interestholder’s Interests for cash in an amount equal to the fair market value of such Interests (as determined in accordance with this Section 8.4). At the closing of such sale: (A) the Affected Interestholder shall execute and deliver to the Termination Buyer (1) an Assignment of its Interests, in form and substance reasonably acceptable to the Termination Buyer, and (2) any other instruments reasonably requested by the Termination Buyer to give effect to the purchase; and (B) the Termination Buyer shall deliver to the Affected Interestholder the purchase price specified in this Section 8.4 in immediately available funds. In the event that the Affected Interestholder refuses to execute such Assignment following the Termination Buyer’s compliance with the procedures set forth in this Section 8.4, the Affected Interestholder shall be in material breach of this Agreement, and the Termination Buyer shall be entitled to obtain an order compelling the Affected Interestholder to execute and deliver such Assignment pursuant to the dispute resolution procedures set forth in Section 10.1.

(ii) Termination Option Closing Date and Location. The date for the sale transaction described in Section 8.4 shall be selected by the Termination Buyer but shall occur on or before the later of (A) if no Formal Termination Valuation is utilized, forty-five (45) Days, or if a Formal Termination Valuation is utilized, ninety (90) Days, after the end of the Termination Option Period or (B) the fifth (5th) Business Day after the receipt of all applicable regulatory and governmental approvals to such sale transaction, if any. The closing of such sale transaction shall occur at the offices of Carey y Cia. Ltda. in Santiago, Chile.

(iii) Sufficiency of Payment. Subject to any unpaid charges under any of the JV Documents and/or any other obligations or liabilities existing among the selling Interestholder, the other Interestholder and the Company as of the closing of the sale transaction described in Section 8.4, the payment to the Affected Interestholder pursuant to this Section 8.4 will be, and will be deemed to be, in complete liquidation and satisfaction of all the rights and interest of the Affected Interestholder (and of all Persons claiming by, through, or under the Affected Interestholder) in and in respect of the Company, including any rights against the Company and (insofar as the affairs of the Company are concerned) against the other Interestholder.

(iv) Determination of Fair Market Value. The fair market value of the Interests of the Affected Interestholder to be sold pursuant to this Section 8.4 shall be determined, if possible, by the mutual agreement of the Termination Buyer and the Affected Interestholder. If the Termination Buyer and the Affected Interestholder do not reach such agreement as to fair market value of such Interests on or before the thirtieth (30th) Day following the end of the Termination Option Period, either of them, by notice to the other, may require the determination of fair market value to be made by the Valuation Specialist (such determination by the Valuation Specialist, the “Formal Termination Valuation”).

ARTICLE IX

NONCOMPETITION, NONSOLICITATION AND CONFIDENTIALITY

9.1 Noncompetition. Except as expressly set forth in this Article IX, this Agreement shall not restrict in any way the right and ability of the Interestholders or Affiliates of the Interestholders at any time and from time to time to engage in and possess interests in other business ventures of any and every type and description, independently or with others.

(a) Restriction on Interestholders and Exiting Interestholders regarding Competitive Products.

(i) While an Interestholder. Unless expressly authorized by the advance written consent of the other Interestholder, no Interestholder shall (and each Interestholder shall cause its Affiliates not to) engage, directly or indirectly (other than via the Company and the Company’s Subsidiaries), in the manufacture, marketing, selling or servicing of Competitive Products in any part of the Territory; provided, however, that each Interestholder and its Affiliates shall be permitted to manufacture, market, sell and/or service Solid Wall HDPE Products (A) in any part of the Territory except in connection with mining applications and (B) in Peru for all applications (including in connection with mining applications).

(ii) After Interestholder Exits Company. If an Interestholder (the “Exiting Interestholder”) Disposes of its Interest to a non-Affiliate of the Exiting Interestholder pursuant to Section 5.2, 7.2, 8.2, 8.3 or 8.4 or the Company is liquidated pursuant to Section 8.2, 8.3 or 8.4 due to the occurrence of a Termination Event with respect to the Exiting Interestholder or any Owner Party of the Exiting Interestholder, then, for the two (2) year period after the date of such Disposition or liquidation, unless expressly authorized by the advance written consent of the Company (or, in the event of such a liquidation, the consent of the non-Affected Interestholder), the Exiting Interestholder shall not (and the Exiting Interestholder shall cause its Affiliates not to) engage, directly or indirectly, in the manufacture, marketing, selling or servicing in any part of the Territory of any Products that were included in the product line(s) of the Company or any of its Subsidiaries immediately prior to the date of such Disposition or liquidation; provided, however, that the Exiting Interestholder and its Affiliates shall be permitted to manufacture, market, sell and/or service Solid Wall HDPE Products (A) in any part of the Territory except in connection with mining applications and (B) in Peru for all applications (including in connection with mining applications).

(b) Restriction on Company regarding Solid Wall HDPE Products and Small Diameter Products in Brazil. Unless expressly authorized by the advance written consent of Tigre, so long as both Tigre Parent or any of its Affiliates remains an Interestholder and ADS Parent or any of its Affiliates remains an Interestholder, the Company shall not (and the Company shall cause its Subsidiaries not to) engage, directly or indirectly, in the manufacture, marketing, selling or servicing of (i) Solid Wall HDPE Products in any part of the Territory except in connection with mining applications and (ii) Corrugated HDPE Products with diameters of less than 400 mm in Brazil in connection with sanitary sewer applications.

(c) Restriction on Tigre Parent regarding Corrugated HDPE and Polypropylene Pipe and Fittings. Unless expressly authorized by the advance written consent of ADS Parent, so long as Tigre Parent or any of its Affiliates remains an Interestholder, Tigre Parent shall not (and shall cause its Affiliates not to) engage, directly or indirectly (other than via the Company and the Company’s Subsidiaries), in the manufacture, marketing, selling or servicing of Corrugated HDPE Products or corrugated polypropylene pipe and/or related fittings products in any part of South America.

(d) Restriction on ADS Parent regarding PVC Pipe and Fittings. Unless expressly authorized by the advance written consent of Tigre Parent, so long as ADS Parent or any of its Affiliates remains an Interestholder, ADS Parent shall not (and shall cause its Affiliates not to) engage, directly or indirectly, in the manufacture, marketing, selling or servicing of PVC pipe and/or related fittings products in any part of South America.

(e) Additional Restrictions on Parent Companies of Interestholders.

(i) ADS Parent Restrictions While Affiliate is an Interestholder. So long as ADS Parent or any Affiliate of ADS Parent remains an Interestholder, unless expressly authorized by the advance written consent of the other Interestholder, ADS Parent shall not (and ADS Parent shall cause its Affiliates not to) engage, directly or indirectly (other than via the Company and the Company’s Subsidiaries), in the manufacture, marketing, selling or servicing of Competitive Products in any part of the Territory; provided, however, that ADS Parent and its Affiliates shall be permitted to manufacture, market, sell and/or service Solid Wall HDPE Products (A) in any part of the Territory except in connection with mining applications and (B) in Peru for all applications (including in connection with mining applications).

(ii) ADS Parent Restrictions After Affiliate Exits Company. If any Affiliate of ADS Parent that is an Interestholder (including ADS Parent if it is the Interestholder) (the “ADS Interestholder”) Disposes of its Interest to a non-Affiliate of ADS Parent pursuant to Section 5.2, 7.2, 8.2, 8.3 or 8.4 or the Company is liquidated pursuant to Section 8.2, 8.3 or 8.4 due to the occurrence of a Termination Event with respect to the ADS Interestholder or any Owner Party of the ADS Interestholder, then, for the two (2) year period after the date of such Disposition or liquidation, unless expressly authorized by the advance written consent of the Company (or, in the event of such a liquidation, the consent of the non-Affected Interestholder), ADS Parent shall not (and ADS Parent shall cause its Affiliates not to) engage, directly or indirectly, in the manufacture, marketing, selling or servicing in any part of the Territory of any Products that were included in the product line(s) of the Company or any of its Subsidiaries immediately prior to the date of such Disposition or liquidation; provided, however, that ADS Parent and its Affiliates shall be permitted to manufacture, market, sell and/or service Solid Wall HDPE Products (A) in any part of the Territory except in connection with mining applications and (B) in Peru for all applications (including in connection with mining applications).

(iii) Tigre Parent Restrictions While Affiliate is an Interestholder. So long as Tigre Parent or any Affiliate of Tigre Parent remains an Interestholder, unless expressly authorized by the advance written consent of the other Interestholder, Tigre Parent shall not (and Tigre Parent shall cause its Affiliates not to) engage, directly or indirectly (other than via the Company and the Company’s Subsidiaries), in the manufacture, marketing, selling or servicing of Competitive Products in any part of the Territory; provided, however, that Tigre Parent and its Affiliates shall be permitted to manufacture, market, sell and/or service Solid Wall HDPE Products (A) in any part of the Territory except in connection with mining applications and (B) in Peru for all applications (including in connection with mining applications).

(iv) Tigre Parent Restrictions After Affiliate Exits Company. If any Affiliate of Tigre Parent that is an Interestholder (including Tigre Parent if it is the Interestholder) (the “Tigre Interestholder”) Disposes of its Interest to a non-Affiliate of Tigre Parent pursuant to Section 5.2, 7.2, 8.2, 8.3 or 8.4 or the Company is liquidated pursuant to Section 8.2, 8.3 or 8.4 due to the occurrence of a Termination Event with respect to the Tigre Interestholder or any Owner Party of the Tigre Interestholder, then, for the two (2) year period after the date of such Disposition or liquidation, unless expressly authorized by the advance written consent of the Company (or, in the event of such a liquidation, the consent of the non-Affected Interestholder), Tigre Parent shall not (and Tigre Parent shall cause its Affiliates not to) engage, directly or indirectly, in the manufacture, marketing, selling or servicing in any part of the Territory of any Products that were included in the product line(s) of the Company or any of its Subsidiaries immediately prior to the date of such Disposition or liquidation; provided, however, that Tigre Parent and its Affiliates shall be permitted to manufacture, market, sell and/or service Solid Wall HDPE Products (A) in any part of the Territory except in connection with mining applications and (B) in Peru for all applications (including in connection with mining applications).

9.2 Nonsolicitation.

(a) While an Interestholder. Unless expressly authorized by the advance written consent of the employer of the employee at issue, each Interestholder and each of ADS Parent and Tigre Parent shall not (and each shall cause its respective Affiliates not to), directly or indirectly, during the period in which it or any of its Affiliates is an Interestholder: (i) induce or attempt to induce any employee of the Company, any Subsidiary, the other Interestholder or any of the Affiliates of the other Interestholder to leave the employ of the Company, any Subsidiary, the other Interestholder or any of the Affiliates of the other Interestholder (as applicable); (ii) in any way interfere with the relationship between the Company, any Subsidiary, the other Interestholder or any of the Affiliates of the other Interestholder and any employee of the Company, any Subsidiary, the other Interestholder or any of the Affiliates of the other Interestholder (as applicable); or (iii) employ or otherwise engage as an employee, independent contractor or otherwise any employee of the Company, any Subsidiary, the other Interestholder or any of the Affiliates of the other Interestholder.

(b) After Interestholder Exits Company. Unless expressly authorized by the advance written consent of the employer of the employee at issue:

(i) Exiting Interestholders Generally. If an Interestholder Disposes of its Interest to a non-Affiliate of such Interestholder pursuant to Section 5.2, 7.2, 8.2, 8.3 or 8.4 or the Company is liquidated pursuant to Section 8.2, 8.3 or 8.4 due to the occurrence of a Termination Event with respect to such Interestholder or any Owner Party of such Interestholder, then such Interestholder shall continue to comply with Section 9.2(a) for the two (2) year period after the date of such Disposition or liquidation.

(ii) Exiting ADS Interestholders. If an ADS Interestholder Disposes of its Interest to a non-Affiliate of ADS Parent pursuant to Section 5.2, 7.2, 8.2, 8.3 or 8.4 or the Company is liquidated pursuant to Section 8.2, 8.3 or 8.4 due to the occurrence of a Termination Event with respect to the ADS Interestholder or any Owner Party of the ADS Interestholder, then ADS Parent shall continue to comply with Section 9.2(a) for the two (2) year period after the date of such Disposition or liquidation.

(iii) Exiting Tigre Interestholders. If a Tigre Interestholder Disposes of its Interest to a non-Affiliate of Tigre Parent pursuant to Section 5.2, 7.2, 8.2, 8.3 or 8.4 or the Company is liquidated pursuant to Section 8.2, 8.3 or 8.4 due to the occurrence of a Termination Event with respect to the Tigre Interestholder or any Owner Party of the Tigre Interestholder, then Tigre Parent shall continue to comply with Section 9.2(a) for the two (2) year period after the date of such Disposition or liquidation.

(c) Exception for Board. Notwithstanding the foregoing provisions of this Section 9.2, this Section 9.2 shall not restrict any Board members of the Company appointed by an Interestholder from being employed by such Interestholder or any of the Affiliates of such Interestholder.

9.3 Confidentiality.

(a) Duty of Confidentiality with respect to Interestholder Confidential Information. Each Interestholder shall (and shall cause its Affiliates to), the Company shall (and shall cause its Affiliates to), and each of ADS Parent and Tigre Parent shall (and shall cause its Affiliates to):

(i) Use any Confidential Information of an Interestholder (in such Interestholder’s capacity as the discloser of its Confidential Information, the “Disclosing Interestholder”) only with regard to the Business of the Company and its Subsidiaries and not for any other purpose during the period when the Disclosing Interestholder or any of its Affiliates is an Interestholder; and

(ii) Hold such Confidential Information in strict confidence and not disclose the same to any third party without the prior written consent of the Disclosing Interestholder.

(b) Duty of Confidentiality with respect to Company and Subsidiary Confidential Information. Each Interestholder shall (and shall cause its Affiliates to) and each of ADS Parent and Tigre Parent shall (and shall cause their respective Affiliates to):

(i) Use any Confidential Information of the Company or any Subsidiary only with regard to the Business of the Company and its Subsidiaries and not for any other purpose during the period (A) with respect to any Interestholder, when such Interestholder or any of its Affiliates is an Interestholder, (B) with respect to ADS Parent, when ADS Parent or any of its Affiliates is an Interestholder and (C) with respect to Tigre Parent, when Tigre Parent or any of its Affiliates is an Interestholder; and

(ii) Hold such Confidential Information in strict confidence and not disclose the same to any third party without the prior written consent of the Company.

(c) Duration of Confidentiality Obligations.

(i) Know-How Under License Agreements. With respect to Confidential Information of a Disclosing Interestholder that constitutes “Know-How” of the Disclosing Interestholder under a License Agreement, the other Interestholder, the Company, ADS Parent and Tigre Parent (as applicable), shall continue to comply with Section 9.3(a) with respect to such Confidential Information for all periods following the effective date of the applicable License Agreement.

(ii) Other Interestholder Confidential Information. With respect to Confidential Information of a Disclosing Interestholder other than Confidential Information described in Section 9.3(c)(i), the use and confidentiality restrictions set forth in Section 9.3(a) shall apply to the other Interestholder, the Company, ADS Parent and Tigre Parent (as applicable) only until the conclusion of the two (2) year period following the date on which either (A) none of such other Interestholder or its Affiliates is an Interestholder or (B) none of the Disclosing Interestholder or its Affiliates is an Interestholder.

(iii) Company or Subsidiary Confidential Information. With respect to Confidential Information of the Company or a Subsidiary, the use and confidentiality restrictions set forth in Section 9.3(b) shall apply to the other Interestholder, ADS Parent and Tigre Parent only until the conclusion of the two (2) year period following the date on which either of the Interestholders ceases to be an Interestholder and none of the Affiliates of such Interestholder is an Interestholder.

(d) Permitted Disclosures. Notwithstanding the foregoing, a Receiving Person shall be permitted to make disclosures of Confidential Information of a Disclosing Interestholder, the Company or a Subsidiary of the Company:

(i) Required by Law;

(ii) To a lender of or investor to the Receiving Person, provided that such lender or investor has agreed in writing to be bound by use and confidentiality restrictions at least as restrictive as those applicable to the Receiving Person, as the same are set forth in this Section 9.3, with respect to such Confidential Information;

(iii) To directors, officers, employees or representatives of such Receiving Person or an Affiliate of such Receiving Person; provided, however, that any such Person must (A) be informed of the obligations set forth in this Section 9.3 and (B) agree to abide by use and confidentiality restrictions at least as restrictive as those applicable to the Receiving Person, as the same are set forth in this Section 9.3, with respect to such Confidential Information; or

(iv) If and to the extent deemed appropriate by any Receiving Person, in its sole discretion, to any federal, state, local or foreign government (or any agency thereof).

(e) Disclosures to Related Persons. Each Receiving Person shall take appropriate steps to cause any recipients of Confidential Information of a Disclosing Interestholder, the Company or a Subsidiary of the Company permitted under the foregoing Section 9.3(d)(iii) (collectively, “Related Persons”) to comply with the same confidentiality obligations and use restrictions as are applicable to the Receiving Person with respect to such Confidential Information under this Section 9.3 and agrees to enforce the terms of this Section 9.3 as to its Related Persons, and to be responsible for any failure of its Related Persons to abide by the terms of this Section 9.3, as if such Related Person were the Receiving Person under this Section 9.3.

(f) Disclosures in Judicial or Governmental Proceedings. If a Receiving Person is subject to judicial or governmental proceedings requiring disclosure of particular Confidential Information of a Disclosing Interestholder, the Company or a Subsidiary of the Company, then, prior to any such disclosure, the Receiving Person shall provide such Disclosing Interestholder, the Company or such Subsidiary of the Company, as the case may be, with reasonable prior notice thereof and exercise its best efforts to cooperate with and permit such Disclosing Interestholder, the Company or such Subsidiary of the Company, as the case may be, to obtain an order or other reliable assurance that confidential treatment will be accorded to such portion of the Confidential Information of such Disclosing Interestholder, the Company or such Subsidiary of the Company, as the case may be, as such Disclosing Interestholder, the Company or such Subsidiary of the Company, as the case may be, may so designate.

9.4 Remedial Provisions. The Interestholders, the Company, ADS Parent and Tigre Parent acknowledge and agree that all of the restrictions in this Article IX are reasonable in all respects, including duration, geographical limitation and scope of activity restricted. The Interestholders, the Company, ADS Parent and Tigre Parent further agree that each of the covenants contained in this Article IX shall be construed as separate agreements independent of any other provision of this Agreement or of any other agreement between such Persons or any other Person. Each of the Interestholders, the Company, ADS Parent and Tigre Parent acknowledges and agrees that an actual or threatened breach of the provisions of this Article IX by it shall cause irreparable harm to the others, which harm cannot be fully redressed by the payment of damages. Accordingly, each of the non-breaching Parties shall be entitled, in addition to any other right or remedy it may have at law or in equity, to an injunction enjoining or restraining any breach or threatened breach of the provisions of this Article IX. Moreover, in the event of a breach of any covenant of this Article IX, the term of such covenant will be extended by the period of the duration of such breach.

ARTICLE X

ARBITRATION

10.1 Submission of Disputes to Arbitration. Except to the extent provided in Section 5.2, any dispute, deadlock, controversy or claim arising out of or relating to this Agreement or the Bylaws (a “Dispute”), including disputes and controversies and claims with respect to the validity or effect of this Article X, that is not resolved in a manner satisfactory to the Interestholders within thirty (30) Days after any Interestholder gives the other Interestholder formal written notice that a Dispute exists, is to be resolved exclusively and finally by arbitration conducted in accordance with this Section 10.1. No arbitration procedures under this Section 10.1 shall prevent the resolution of Deadlocks as provided in Section 5.2.

(a) Joinder with Existing Arbitrations. Given the various agreements between and among the Interestholders, Affiliates of the Interestholders, the Company and current and future Subsidiaries relating to the Business that may be in effect at any given point in time (“Related Agreements”), it is hereby agreed that the manner of conduct and procedures for any arbitration of any Dispute shall be joined to, consolidated with, coordinated with, and mirror to the extent possible any then-pending arbitration of related matters conducted pursuant to any Related Agreement referenced in this Agreement (including JV Documents) or that received Board approval (any such arbitration, an “Existing Arbitration”) and the arbitrator(s) of such Existing Arbitration shall also serve as the arbitrator(s) of such Dispute. In the event that there is no Existing Arbitration at the time of a Dispute, the provisions of Section 10.1(b) shall apply to the arbitration of the Dispute. Additionally, in any event, the applicable provisions of Section 10.1(b) governing allocation of fees and expenses related to the Dispute shall apply to the arbitration of the Dispute.

(b) Arbitration Procedures. The arbitration shall be conducted under and in accordance with the Rules of Arbitration of the International Chamber of Commerce (the “ICC Rules”) by one arbitrator fluent in Spanish and English appointed in accordance with the ICC Rules. The arbitrator shall act as árbitro mixto, and shall therefore issue its award in accordance with Chilean Law, but follow the ICC Rules in all respects. The arbitrator shall be (1) a Chilean lawyer, (2) experienced in arbitrating international commercial disputes; and (3) unless the parties to the arbitration consent otherwise, selected from the names at that time included in the arbitration corps of the Arbitration and Mediation Center of the Santiago Chamber of Commerce. The arbitration shall take place in Santiago, Chile. Except to the extent that any of the following shall cause a conflict with the preceding sentence, the following shall apply to the arbitration:

(i) The arbitration shall be conducted in Spanish and in any other language that a party to the arbitration may request; provided, however, that the expense of conducting the arbitration in such additional language shall be borne solely by the party requesting the same;

(ii) The decision of the arbitrator shall be rendered as expeditiously as possible within the six (6)-month term contemplated by the ICC Rules; provided, however, that any arbitrator is hereby authorized to extend the duration of the arbitration beyond such six (6)-month term for cause without the prior consent of the parties to the arbitration;

(iii) The award of the arbitrator shall be final and binding, and shall not be subject to further judicial review (the award shall be in writing in Spanish and accompanied by an English translation for informational purposes);

(iv) The arbitrator shall neither have nor exercise any power to award special, exemplary, indirect, consequential, punitive or similar damages;

(v) The arbitrator’s decisions may be enforced in any court of competent jurisdiction in Chile, Brazil and/or the U.S. and any other jurisdiction in which a party involved in the Dispute is organized, and any such court is hereby authorized to enter judgment on the arbitrator’s decisions;

(vi) The parties to the arbitration shall pay on an equal share basis the fees and expenses of the arbitration proceeding, including fees and expenses of the arbitrators and International Chamber of Commerce; and

(vii) Each party to the arbitration shall carry out without delay the provisions of any arbitration award or decision.

10.2 Exclusive Dispute Resolution Method. Except to the extent provided in Section 5.2, arbitration under this Article X is the exclusive method for resolving any Dispute and no party to this Agreement will commence any action or proceeding based on any Dispute, except to enforce an arbitrator’s decision as provided in this Article X or to compel the other Persons to participate in arbitration under this Article X.

ARTICLE XI

DISSOLUTION AND WINDING UP

11.1 Dissolution. The Company shall dissolve and its affairs shall be wound up on the first to occur of the following events (each a “Dissolution Event”):

(a) The expiration of the term of the Company in accordance with Section 1.7;

(b) The unanimous consent of the Interestholders;

(c) The occurrence of any Termination Event with respect to which the non-Affected Interestholder exercises during the Termination Option Period its option to cause the liquidation of the Company; and/or

(d) The valid exercise by ADS or Tigre of its rights to cause the liquidation of the Company pursuant to Section 3.7.

11.2 Winding Up. In the event of a Dissolution Event described in Section 11.1(d), the provisions of this Section 11.2 shall be subject to the provisions of Section 3.7. On the occurrence of a Dissolution Event, the non-Affected Interestholder shall select one or more representatives to act as a liquidator of the Company. The liquidator shall proceed diligently to wind up the affairs of the Company and its Subsidiaries and make final distributions as provided in this Agreement, the Bylaws, and the Chilean Limitada Law and the Chilean Tax Laws. The costs of winding up shall be borne as a Company expense. Until final distribution, the liquidator shall continue to operate the Company properties with all of the power and authority of the Interestholders. The steps to be accomplished by the liquidator are as follows:

(a) As promptly as possible after dissolution and again after final winding up, the liquidator shall cause a proper accounting to be made by any of the top five (5) leading accounting firms of internationally recognized standards having offices in Santiago, Chile of the Company’s assets, liabilities, and operations through the last calendar day of the month in which the dissolution occurs or the final winding up is completed, as applicable;

(b) Pursuant to the terms of the License Agreements, the Company and each Subsidiary shall (i) cease using any and all Intellectual Property of any Interestholder or its Affiliates (including Intellectual Property licensed to it pursuant to any License Agreement) and (ii) change their names to eliminate any direct or indirect reference to “Tigre,” “ADS” or “Advanced Drainage Systems”;

(c) ADS (or its respective successor) shall purchase from the Company and/or applicable Subsidiary all of the ADS Equipment, and Tigre (or its respective successor) shall purchase from the Company and/or applicable Subsidiary all of the Tigre Equipment, in each case at a cash price equal to the Company’s cost (less book depreciation), such purchase price to be offset against any amount payable or otherwise to be distributed to ADS and Tigre (or their respective successors), as the case may be, under Section 11.2(e).

(d) The liquidator shall pay, satisfy or discharge from Company funds all of the debts, liabilities and obligations of the Company (including all expenses incurred in winding up and any Interestholder loans or any other debt described in Section 3.11) or otherwise make adequate provision for payment and discharge thereof (including the establishment of a cash escrow fund for contingent liabilities in such amount and for such term as the liquidator may reasonably determine); and

(e) All remaining assets of the Company shall be distributed to the Interestholders on a Pro Rata basis, except that any Intellectual Property of the type described in Section 5.5(a)(ii) shall be distributed jointly to the Interestholders.

11.3 Provisions Which Survive Disposition or Termination. The Disposition by an Interestholder of its Interests, the termination of this Agreement or the dissolution or winding up of the Company shall be without prejudice to any rights or liabilities of any Interestholder which have accrued prior to such cancellation or termination and shall not affect any provisions of this Agreement that are expressly or by necessary implication intended to survive such Disposition or termination. Without limiting the generality of the foregoing, the provisions of Section 1.7, 2.2, 3.11, 4.2, 5.5, and 7.3 and Articles IX, X, XI, XIII, XIV, and XV, and any other provisions of this Agreement necessary to give efficacy thereto shall continue in full force and effect following such Disposition, termination, dissolution or winding up.

ARTICLE XII

BOOKS, RECORDS, REPORTS, AND BANK ACCOUNTS

12.1 Maintenance of Books. The Company shall keep or cause to be kept at the principal office of the Company complete and accurate books and records of the Company, supporting documentation of the transactions with respect to the conduct of the Company’s business and minutes of the proceedings of its Interestholders and Board. The records shall include, but not be limited to, complete and accurate information regarding the state of the business and financial condition of the Company; a copy of this Agreement and all amendments thereto; a current list of the names and last known business, residence, or mailing addresses of all Interestholders; and the Tax Returns of the Company and its Subsidiaries as required by any applicable Law.

12.2 Accounts and Records. The Company will cause its accounts, records and accounting information to be:

(a) Maintained in accordance with all applicable laws and IFRS;

(b) Reviewed every six (6) months by the Company’s auditor; and

(c) Audited annually by the Company’s auditor.

12.3 Access to Records. Subject to the requirements of confidentiality set forth in Section 9.3, each Interestholder may inspect the books, accounts and records of the Company.

12.4 Financial Reporting. Subject to the terms of Section 9.3 of this Agreement, the Company and the Chief Executive Officer (or the Special Committee, during such time when there is no Chief Executive Officer) must provide the Board with sufficient management and financial information and reports to allow the Directors to monitor the conduct of the Business, including:

(a) The financial reports and information listed in Schedule VI at the times specified in Schedule VI; and

(b) Any other reports or statements that the Board may reasonably require.

ARTICLE XIII

REPRESENTATIONS AND WARRANTIES

13.1 General Representations and Warranties of ADS and ADS Parent. Each of ADS and ADS Parent hereby represents and warrants to Tigre as follows:

(a) Corporate Existence and Power. ADS is a sociedad de responsabilidad limitada duly organized, validly existing and in good standing under the laws of Chile. ADS Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, U.S. Each of ADS and ADS Parent has all requisite power and authority to execute and deliver this Agreement and to perform all of its obligations hereunder, and no consent or approval of any other person or governmental authority is required therefor, except for consents or approvals set forth in Disclosure Schedule 13.1(a) and/or where the failure to obtain such consent or approval would not have a Material Adverse Effect. The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly authorized by all necessary action of each of ADS and ADS Parent. This Agreement is a valid and binding obligation of each of ADS and ADS Parent and is enforceable against each of ADS and ADS Parent in accordance with its terms and conditions, except as the enforceability thereof may be limited by bankruptcy, insolvency or other applicable Laws affecting the enforcement of creditors’ rights generally.

(b) Non-contravention. The execution and delivery of this Agreement and the consummation by each of ADS and ADS Parent of the transactions contemplated hereby do not, and with the giving of notice or lapse of time will not, violate, constitute a default under any Law or cause the termination of (i) the articles of incorporation, charter or bylaws, as applicable, of either ADS or ADS Parent or (ii) any agreement, mortgage, license, permit or other instrument or obligation to which ADS or ADS Parent is bound or to which any of the ADS Chilean Assets is subject (or result in the imposition of any Lien upon any of the ADS Chilean Assets), subject to the procurement of the applicable Consents. Except as set forth in Disclosure Schedule 13.1(a), neither ADS nor ADS Parent need give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement, except where the failure to give notice, to file, or to obtain any authorization, consent, or approval would not have a Material Adverse Effect.

13.2 General Representations and Warranties of Tigre and Tigre Parent. Each of Tigre Parent and Tigre hereby represents and warrants to ADS as follows:

(a) Corporate Existence and Power. Tigre is a corporation (sociedad anónima) duly organized, validly existing and in good standing under the laws of Chile. Tigre Parent is a corporation (sociedade anônima) duly organized, validly existing and in good standing under the laws of Brazil. Each of Tigre and Tigre Parent has all requisite power and authority to execute and deliver this Agreement and to perform all of its obligations hereunder, and no consent or approval of any other person or governmental authority is required therefor, except for consents or approvals set forth in Disclosure Schedule 13.2(a) and/or where the failure to obtain such consent or approval would not have a Material Adverse Effect. The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly authorized by all necessary action of each of Tigre and Tigre Parent. This Agreement is a valid and binding obligation of each of Tigre and Tigre Parent and is enforceable against each of Tigre and Tigre Parent in accordance with its terms and conditions, except as the enforceability thereof may be limited by bankruptcy, insolvency or other applicable Laws affecting the enforcement of creditors’ rights generally.

(b) Non-contravention. The execution and delivery of this Agreement and the consummation by each of Tigre and Tigre Parent of the transactions contemplated hereby do not, and with the giving of notice or lapse of time will not, violate, constitute a default under any Law or cause the termination of (i) the articles of incorporation, charter or bylaws, as applicable, of either Tigre or Tigre Parent or (ii) any agreement, mortgage, license, permit or other instrument or obligation to which either Tigre or Tigre Parent is bound or to which any of the Tigre Chilean Assets is subject (or result in the imposition of any Lien upon any of the Tigre Chilean Assets), subject to the procurement of the applicable Consents. Except as set forth in Disclosure Schedule 13.2(a), neither Tigre nor Tigre Parent need give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement, except where the failure to give notice, to file, or to obtain any authorization, consent, or approval would not have a Material Adverse Effect.

13.3 Representations and Warranties Concerning the Contributed Businesses. Each of ADS Parent and ADS hereby represents and warrants to Tigre Parent and Tigre that the statements set forth in this Section 13.3 are correct and complete with respect to ADS and ADS’s Contributed Business, except as otherwise set forth in the Disclosure Schedules. Each of Tigre Parent and Tigre hereby represents and warrants to ADS Parent and ADS that the statements set forth in this Section 13.3 are correct and complete with respect to Tigre and Tigre’s Contributed Business, except as otherwise set forth in the Disclosure Schedules. The Disclosure Schedules are arranged in paragraphs corresponding to the lettered and numbered provisions contained in this Section 13.3. For the avoidance of doubt, the Parties acknowledge and agree that (i) the representations and warranties contained in Sections 13.3(g), 13.3(o), 13.3(p) and 13.3(q)(v) are made by ADS Parent and ADS to Tigre Parent and Tigre and are not made by Tigre Parent or Tigre to ADS Parent or ADS and (ii) the representations and warranties contained in Sections 13.3(j) are made by ADS to Tigre and Tigre Parent and are made by Tigre to ADS and ADS Parent as indicated therein. As used in this Section 13.3, “Interestholder” means, in the case of representations and warranties of ADS Parent and ADS, ADS, and, in the case of representations and warranties of Tigre Parent and Tigre, Tigre.

(a) Title to Assets. The Interestholder has good title to, or a valid leasehold interest in, such Interestholder’s Chilean Assets, free and clear of all Liens. The Interestholder owns all of its Chilean Assets. The Interestholder’s Chilean Assets constitute all of the tangible assets used or held for use in such Interestholder’s Contributed Business as presently conducted.

(b) Financial Statements. The Interestholder has made available the following financial statements (collectively, such Interestholder’s “Financial Statements”): (i) unaudited balance sheets and statements of income as of and for the fiscal year ended December 31, 2008 (the “Most Recent Fiscal Year End”) for such Interestholder’s Contributed Business; and (ii) unaudited balance sheets and statements of income (such Interestholder’s “Most Recent

Financial Statements”) as of and for the four month period ended April 30, 2009 (the “Most Recent Fiscal Month End”) for such Interestholder’s Contributed Business. The Interestholder’s Financial Statements present fairly the financial condition of such Interestholder’s Contributed Business as of such dates and the results of operations of such Interestholder’s Contributed Business for such periods; provided, however, that such Interestholder’s Most Recent Financial Statements are subject to normal year-end adjustments (which will not be material individually or in the aggregate) and lack footnotes and other presentation items.

(c) Events Subsequent to Most Recent Fiscal Year End. Since the Most Recent Fiscal Year End, there has not been any Material Adverse Change with respect to the Interestholder’s Contributed Business.

(d) Undisclosed Liabilities. Except as set forth in Disclosure Schedule 13.3(d), the Interestholder has no material liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due, including any liability for Taxes) with respect to its Contributed Business, except for (i) liabilities set forth on the face of its Most Recent Balance Sheet (rather than in any notes thereto) and (ii) liabilities that have arisen after the Most Recent Fiscal Month End in the Ordinary Course of Business.

(e) Legal Compliance. Except as set forth in Disclosure Schedule 13.3(g)(v) and Disclosure Schedule 13.3(l), with respect to its Contributed Business, the Interestholder has materially complied with all applicable Laws, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against it alleging any failure so to comply, except where the failure to comply would not have a Material Adverse Effect.

(f) Tax Matters.

(i) The Interestholder has filed all Income Tax Returns and all other material Tax Returns that it has been required to file in connection with its Contributed Business. All such Tax Returns as so filed disclose all Taxes required to be paid for the periods covered thereby. All material Taxes due and owing by the Interestholder (whether or not shown on any Tax Return) in connection with its Contributed Business have been paid. The Interestholder currently is not the beneficiary of any extension of time within which to file any Tax Return. There are no Liens for Taxes (other than Taxes not yet due and payable) upon any of the Interestholder’s Chilean Assets. With respect to its Contributed Business, the Interestholder has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, partner, equityholder or other third party, and all forms required with respect thereto have been properly completed and timely filed.

(ii) Except as set forth in Disclosure Schedule 13.3(f)(ii), there is no material dispute or claim concerning any Tax liability of the Interestholder in connection with its Contributed Business either (A) claimed or raised by any authority in writing or (B) as to which such Interestholder’s Parent and the directors and officers of such Interestholder has Knowledge based upon personal contact with any agent of such authority.

(iii) The Interestholder’s Parent has made available to the other Interestholder’s Parent correct and complete copies of all federal Income Tax Returns, examination reports, and statements of deficiencies assessed against, or agreed to by such Interestholder since December 31, 2006 with respect to its Contributed Business. With respect to its Contributed Business, the Interestholder has not waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

(g) Real Property.

(i) ADS owns no real property.

(ii) Disclosure Schedule 13.3(g)(ii) sets forth the address of each parcel of Leased Real Property, and a true and complete list of all Leases for each such Leased Real Property (including the date and name of the parties to such Lease document). ADS Parent has made available to Tigre a true and complete copy of each such Lease document, and in the case of any oral Lease, a written summary of the material terms of such Lease. Except as set forth in Disclosure Schedule 13.3(g)(ii), with respect to each of the Leases:

(A) Such Lease is legal, valid, binding, enforceable and in full force and effect;

(B) The transactions contemplated by this Agreement do not require the consent of any other party to such Lease, will not result in a breach of or default under such Lease, and will not otherwise cause such Lease to cease to be legal, valid, binding, enforceable and in full force and effect on identical terms following the Effective Date; and

(C) ADS has not subleased, licensed or otherwise granted any Person the right to use or occupy the Leased Real Property or any portion thereof.

(iii) The Leased Real Property identified in Disclosure Schedule 13.3(g)(ii) comprises all of the real property used or intended to be used in the Contributed Business of ADS; and ADS is not a party to any agreement or option to purchase any real property or interest therein.

(iv) All buildings, structures, fixtures, building systems and equipment, and all components thereof, included in the Leased Real Property (the “Improvements”) are in good condition and repair (subject to normal wear and tear) and are sufficient for the operation of the business of ADS. There are no facts or conditions affecting any of the Improvements that would, individually or in the aggregate, interfere in any material respect with the use or occupancy of the Improvements or any portion thereof in the operation of the Contributed Business of ADS as currently conducted thereon.

(v) Except as set forth in Disclosure Schedule 13.3(g)(v), to the Knowledge of ADS Parent and the directors and officers of ADS, the Leased Real Property is in material compliance with all applicable building, zoning, subdivision, health and safety and other land use Laws, and all insurance requirements affecting the Leased Real Property (collectively, the “Real Property Laws”). ADS has not received any notice of violation of any Real Property Law and, to the Knowledge of ADS Parent and the directors and officers of ADS, there is no basis for the issuance of any such notice or the taking of any action for such violation.

(h) Intellectual Property. The Interestholder has not interfered with, infringed upon, misappropriated, or violated any material Intellectual Property rights of third parties in any material respect, in connection with its Contributed Business, and none of such Interestholder’s Parent and the directors and officers of such Interestholder has ever received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or violation (including any claim that such Interestholder must license or refrain from using any Intellectual Property rights of any third party) in connection with its Contributed Business. To the Knowledge of any of the Interestholder’s Parent and the directors and officers of such Interestholder, no third party has interfered with, infringed upon, misappropriated, or violated any material Intellectual Property rights of such Interestholder in any material respect in connection with its Contributed Business. Each material item of Intellectual Property used or held for use in the Interestholder’s Contributed Business is included in the applicable License Agreement, other than computer software used in such Interestholder’s Contributed Business that is owned by such Interestholder.

(i) Tangible Assets. The Interestholder’s Chilean Assets are free from material defects (patent and latent), have been maintained in accordance with normal industry practice, and are in good operating condition and repair (subject to normal wear and tear).

(j) Inventory.

(i) The inventory of ADS consists of raw materials and supplies, manufactured and processed parts, work in process, and finished goods, all of which is merchantable and fit for the purpose for which it was procured or manufactured, and none of which is obsolete, damaged, or defective, subject only to the reserve for inventory writedown set forth on the face of ADS’s Most Recent Balance Sheet (rather than in any notes thereto) as adjusted for operations and transactions through the Effective Date in accordance with the past custom and practice of ADS.

(ii) The HDPE resin inventory of Tigre to be contributed to the Company pursuant to Section 3.2 is merchantable and fit for the purpose of manufacturing HDPE Solid Wall Products.

(k) Contracts. Disclosure Schedule 13.3(k) lists each of the contracts and other agreements to which the Interestholder is a party in connection with its Contributed Business and which would be assigned to the Chilean Subsidiary in accordance with Section 3.2(g) if the Initial Closing Date occurred on the Effective Date (“Contracts”). The Interestholder’s Contracts constitute all of the contracts and agreements necessary to operate such Interestholder’s Contributed Business as presently conducted. With respect to each such Contract of the Interestholder: (i) the Contract is legal, valid, binding, enforceable, and in full force and effect in all material respects; (ii) no party is in material breach or default, and no event has occurred that with notice or lapse of time would constitute a material breach or default, or permit termination, modification, or acceleration, under the Contract; (iii) no party has repudiated any material provision of the Contract; and (iv) the Contract will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the consummation of the transactions contemplated hereby, subject to the procurement of any applicable Consents.

(l) Litigation. Disclosure Schedule 13.3(l) sets forth each instance in which the Interestholder (i) is subject to any outstanding injunction, judgment, order, decree, ruling, or charge or (ii) is a party or, to the Knowledge of such Interestholder’s Parent and the directors and officers of such Interestholder, is threatened to be made a party to any action, suit, proceeding, hearing, or investigation of, in, or before (or that could come before) any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before (or that could come before) any arbitrator.

(m) Product Warranty. Substantially all of the products manufactured, sold, leased, and delivered by the Interestholder in conducting its Contributed Business have conformed in all material respects with all applicable contractual commitments and all express and implied warranties, and such Interestholder has no material liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due) for replacement or repair thereof or other damages in connection therewith, subject only to the reserve for product warranty claims set forth on the face of such Interestholder’s Most Recent Balance Sheet (rather than in any notes thereto) as adjusted for operations and transactions through the Effective Date in accordance with the past custom and practice of such Interestholder.

(n) Product Liability. The Interestholder has no material liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due) arising out of any injury to individuals or property as a result of the ownership, possession, or use of any product manufactured, sold, leased, or delivered by such Interestholder in conducting its Contributed Business.

(o) Employees. Disclosure Schedule 13.3(o) lists each of the ADS Chile Employees as of April 30, 2009. To the Knowledge of ADS Parent and the directors and officers of ADS, no executive, key employee, or significant group of employees plans to terminate employment with ADS during the next twelve (12) months. ADS is not a party to or bound by any collective bargaining agreement, nor has ADS experienced any strike or material grievance, claim of unfair labor practices, or other collective bargaining dispute within the past three (3) years. ADS has not committed any material unfair labor practice. Neither ADS Parent nor any of the directors and officers of ADS has any Knowledge of any organizational effort presently being made or threatened by or on behalf of any labor union with respect to employees of ADS. With respect to the transactions contemplated in Section 3.2(a), any notice required under any

Law or collective bargaining agreement has been or will be given prior to the Initial Closing Date, and all bargaining obligations with any employee representative have been, or prior to the Initial Closing Date will be, satisfied.

(p) Employee Benefits. Disclosure Schedule 13.3(p) lists each Employee Benefit Plan that ADS maintains or to which ADS contributes or has any obligation to contribute with respect to its Contributed Business.

(i) Each such Employee Benefit Plan (and each related trust, insurance contract, or fund) has been maintained, funded and administered in accordance with the terms of such Employee Benefit Plan and complies in form and in operation in all material respects with the applicable requirements of all applicable Laws.

(ii) All required reports and descriptions have been timely filed and/or distributed in accordance with the applicable Law with respect to each such Employee Benefit Plan.

(iii) All contributions (including all employer contributions and employee salary reduction contributions) that are due have been made within the time periods prescribed by applicable Law to each such employee benefit plan and all contributions for any period ending on or before the Effective Date that are not yet due have been made to each such employee benefit plan or accrued in accordance with the past custom and practice of ADS.

(iv) No fiduciary has any liability for material breach of fiduciary duty or any other material failure to act or comply in connection with the administration or investment of the assets of any such employee benefit plan. No action, suit, proceeding, hearing, or investigation with respect to the administration or the investment of the assets of any such employee benefit plan (other than routine claims for benefits) is pending or, to the Knowledge of ADS Parent and the directors and officers of ADS, threatened.

(q) Environmental, Health, and Safety Matters.

(i) Except as set forth in Disclosure Schedule 13.3(q), the Interestholder has for the past five (5) years complied and is in compliance, in each case in all material respects, with all Environmental, Health, and Safety Requirements in connection with the operation of its Contributed Business.

(ii) Without limiting the generality of the foregoing, except as set forth in Disclosure Schedule 13.3(q), the Interestholder has obtained, has for the past five (5) years complied, and is in compliance with, in each case in all material respects, all material permits, licenses and other authorizations that are required pursuant to Environmental, Health, and Safety Requirements for the occupation of its facilities and the operation of its Contributed Business.

(iii) In connection with the operation of its Contributed Business, the Interestholder has not received any written notice, regarding any actual or alleged material violation of Environmental, Health, and Safety Requirements, or any material liabilities or potential material liabilities, including any material investigatory, remedial, or corrective obligations, relating to any of its facilities arising under Environmental, Health, and Safety Requirements.

(iv) Neither the Interestholder nor any of its predecessors or Affiliates, in connection with the operation of such Interestholder’s Contributed Business, have treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled, manufactured, distributed, exposed any person to, or released any substance, including without limitation any hazardous substance, or owned or operated any property or facility (and no such property or facility is contaminated by any such substance), in any case so as to give rise to any current or future material liabilities, including any material liability for fines, penalties, response costs, corrective action costs, personal injury, property damage, natural resources damages or attorneys’ fees, pursuant to any Environmental, Health, and Safety Requirements.

(v) ADS Parent and ADS have made available to Tigre all material environmental audits, reports, and other material environmental documents relating to ADS’s or its predecessors’ or Affiliates’ past or current properties, facilities, or operations that are in their possession, custody, or under their reasonable control.

(r) Certain Business Relationships. None of the Interestholder’s Parent, its Affiliates, such Interestholder’s Parent’s directors, officers, employees, and shareholders and/or such Interestholder’s directors, officers, employees, partners and equityholders owns any material asset, tangible or intangible, that is used in the business of such Interestholder, except that all Intellectual Property used or held for use by such Interestholder is owned by such Interestholder’s Parent and/or its Affiliates.

13.4 Representations and Warranties Concerning ADS Equipment. Each of ADS Parent and ADS hereby represents and warrants to Tigre as follows:

(a) Upon its contribution to the capital of the Company, the Company shall have good title to all of the ADS Equipment, free and clear of all Liens; and

(b) The ADS Equipment is free from material defects (patent and latent), has been maintained in accordance with normal industry practice, and is in good operating condition and repair (subject to normal wear and tear).

13.5 Representations and Warranties Concerning Tigre Equipment. Each of Tigre Parent and Tigre hereby represents and warrants to ADS as follows:

(a) Upon its contribution to the capital of the Company, the Company shall have good title to all of the Tigre Equipment, free and clear of all Liens; and

(b) The Tigre Equipment is free from material defects (patent and latent), has been maintained in accordance with normal industry practice, and is in good operating condition and repair (subject to normal wear and tear).

13.6 Survival of Representations and Warranties. All of the representations and warranties contained in this Article XIII shall survive and continue in full force and effect for a period of five hundred forty (540) Days immediately following the Effective Date (the “Survival Period”) after which they shall terminate and cease to be of any force or effect; provided, however, that, notwithstanding the foregoing, no representation or warranty shall expire at the end of the Survival Period (or at all) until all indemnification claims related to such representation or warranty, if any, made prior to the end of the Survival Period are fully and finally resolved.

ARTICLE XIV

ADDITIONAL COVENANTS; INDEMNIFICATION

14.1 Covenants Respecting Ethical Business Practices.

(a) Legal Compliance. Each Interestholder agrees (and ADS Parent agrees with respect to any and all ADS Interestholders and Tigre Parent agrees with respect to any and all Tigre Interestholders) as follows in connection with procuring this Agreement, accomplishing the Business and the transactions and activities contemplated in this Agreement, and providing services to the Company or on behalf of the Company (including those services provided pursuant to the JV Documents):

(i) Such Interestholder and its Affiliates and the directors, officers, employees, agents, and representatives of such Interestholder and its Affiliates shall comply with all applicable Laws related to ethical business practices, organizational conflicts of interests and/or payments to Public Officials;

(ii) Such Interestholder and its Affiliates and the directors, officers, employees, agents, and representatives of such Interestholder and its Affiliates shall comply with all applicable Laws related to the export, re-export or re-transfer of goods, technology and services, including, without limitation, the following U.S. Laws:

(A) The International Emergency Economic Powers Act;

(B) The Export Administration Act, as amended;

(C) The Export Administration Regulations, including the Antiboycott Regulations contained therein;

(D) The Arms Export Control Act; and

(E) The International Traffic in Arms Regulations;

(iii) Such Interestholder and its Affiliates and the directors, officers, employees, agents, and representatives of such Interestholder and its Affiliates shall comply with all applicable Laws related to the implementation of anti-terrorism, economic sanctions or anti-money laundering provisions, including, without limitation, the following U.S. Laws:

(A) The International Emergency Economic Powers Act and the Trading With The Enemy Act and Executive Orders and Office of Foreign Assets Controls regulations issued under those Acts;

(B) Global Terrorism Sanctions Regulations;

(C) Terrorism Sanctions Regulations;

(D) Terrorism List Governments Sanctions Regulations;

(E) Foreign Terrorist Organizations Sanctions Regulations; and

(F) The U.S. Bank Secrecy Act, as amended by the USA Patriot Act, and the regulations implementing the same; and

(iv) Such Interestholder and its Affiliates and the directors, officers, employees, agents, and representatives of such Interestholder and its Affiliates shall screen all dealings with third parties to avoid dealing with any Person identified by the U.S. government as a blocked person, “Specially Designated National,” “Specially Designated Terrorist,” “Specially Designated Global Terrorist,” “Foreign Terrorist Organization,” “Specially Designated Narcotics Trafficker,” “denied party,” or other prohibited party;

(v) Such Interestholder and its Affiliates and the directors, officers, employees, agents, and representatives of such Interestholder and its Affiliates shall not authorize or knowingly permit the Company or any Subsidiary to violate any of the covenants in Section 14.1(a)(i)-(iv);

(vi) If any of the directors, officers, employees, partners, shareholders, equityholders, owners, or principals of such Interestholder and/or any of its Affiliates becomes a Public Official, such Interestholder will promptly notify the other Interestholder in writing, and upon receipt of such written notice, the Interestholders shall evaluate any issues arising under the FCPA as a result of the foregoing and shall determine whether such issues may be satisfactorily resolved;

(vii) Such Interestholder shall (and shall cause its Affiliates to) keep accurate books and records and supporting documentation for transactions involving the Business with which such Interestholder and/or any of its Affiliates are involved, including the purpose and recipient of any payments made in connection therewith; and

(viii) Upon request of the other Interestholder, such Interestholder shall certify by letter directed to the other Interestholder that such Interestholder has (and has caused its Affiliates to have) complied with the covenants in Section 14.1(a)(i)-(iv) and all Laws contained therein since the later of the Effective Date or the most recent date on which such Interestholder last so certified its compliance with the covenants in Section 14.1(a)(i)-(iv).

(b) Parent Covenants Regarding Legal Compliance by Its Interestholders. ADS Parent and Tigre Parent (i) shall cause any and all ADS Interestholders and Tigre Interestholders, respectively, to perform and comply with all of the covenants applicable thereto contained in Section 14.1(a) and (ii) hereby guarantees to the other and the other’s Affiliates the full performance by any and all ADS Interestholders and Tigre Interestholders, respectively, of all of the obligations thereof arising out of Section 14.1(a).

(c) Standards of Business Conduct. The Company hereby adopts and covenants to operate the Business and conduct all of its activities in accordance with the Tuberías Tigre-ADS Limitada Standards of Business Conduct in the form set forth in Exhibit E (the “Standards”). The Company shall cause each of its Subsidiaries to adopt the Standards with such modifications thereto as may be deemed necessary, desirable or appropriate by the Board given local Law considerations. The Company shall cause each of its Subsidiaries to operate its business and conduct all of its activities in accordance with its adopted form of the Standards.

14.2 Covenants Regarding Release from Guaranties. Upon the Disposition of an Interestholder’s Interests in accordance with the terms of this Agreement, the Company and the remaining Interestholder(s) shall use their best efforts in securing the release, prior to the closing of the transactions pursuant to which such Interestholder is Disposing of its Interests, of such Interestholder and its Affiliates from any Company debts that such Interestholder and its Affiliates have guaranteed on behalf and for the benefit of the Company and/or any Subsidiary (the “Guaranteed Debts”). In the event that the release of all of the Guaranteed Debts has not been secured prior to the closing of the transactions pursuant to which such Interestholder is Disposing of its Interests, the Company and the remaining Interestholder(s) shall indemnify the Interestholder Disposing of its Interests and/or its Affiliates for any loss, damage, or expense (including reasonable attorneys’ fees and other out-of-pocket expenses) resulting from any Guaranteed Debts for which such Interestholder and/or its Affiliates remain liable as of such date.

14.3 Covenant Not to Dissolve ADS. Until the date that is six (6) years after the later of (a) the date that ADS files its 2010 federal Chilean tax return or (b) the unextended deadline for ADS to file its 2010 federal Chilean tax return, ADS Parent shall not (and shall cause its Affiliates not to) dissolve, liquidate, wind-up or terminate ADS.

14.4 Indemnification.

(a) Indemnification by the Interestholders. To the fullest extent permitted by applicable Law, each Interestholder shall indemnify the other Interestholder, its Affiliates and the directors, officers, stockholders, managers, members, employees, agents, heirs, successors, and assigns of such other Interestholder and its Affiliates (the “Other Party Indemnitees”) and the Company, its Subsidiaries, its Affiliates and the directors, officers, stockholders, managers, members, employees, agents, heirs, successors, and assigns of the Company, its Subsidiaries and its Affiliates (the “Company Indemnitees”) and hold such Other Party Indemnitees and Company Indemnitees harmless from and against all losses, costs, liabilities, damages, and expenses (including costs of suit and attorneys fees) they may incur on account of (i) any breach by the indemnifying Interestholder of any of its representations or warranties contained in

Article XIII, (ii) any breach by the indemnifying Interestholder of any of its covenants contained in Article XIV and/or (iii) any matters set forth on the indemnifying Interestholder’s Disclosure Schedule 13.3(l). In support of the indemnification obligations of the Interestholders set forth in this Section 14.4(a), ADS Parent and Tigre Parent hereby agree as set forth below.

(A) ADS Parent Indemnification. To the fullest extent permitted by applicable Law, ADS Parent shall indemnify Tigre Parent, its Affiliates and the directors, officers, stockholders, managers, members, employees, agents, heirs, successors, and assigns of Tigre Parent and its Affiliates (the “Tigre Indemnitees”) and the Company Indemnitees and hold such Tigre Indemnitees and Company Indemnitees harmless from and against all losses, costs, liabilities, damages, and expenses (including costs of suit and attorneys fees) they may incur on account of (1) any breach by ADS Parent or ADS of any of its representations or warranties contained in Article XIII, (2) any breach by ADS Parent or any ADS Interestholder of any of its covenants contained in Article XIV and/or (3) any matter set forth on the ADS Interestholder’s Disclosure Schedule 13.3(l).

(B) Tigre Parent Indemnification. To the fullest extent permitted by applicable Law, Tigre Parent shall indemnify ADS Parent, its Affiliates and the directors, officers, stockholders, managers, members, employees, agents, heirs, successors, and assigns of ADS Parent and its Affiliates (the “ADS Indemnitees”) and the Company Indemnitees and hold such ADS Indemnitees and Company Indemnitees harmless from and against all losses, costs, liabilities, damages, and expenses (including costs of suit and attorneys fees) they may incur on account of (1) any breach by Tigre Parent or Tigre of any of its representations or warranties contained in Article XIII, (2) any breach by Tigre Parent or any Tigre Interestholder of any of its covenants contained in Article XIV and/or (3) any matter set forth on the Tigre Interestholder’s Disclosure Schedule 13.3(l).

(C) Any amounts paid by ADS Parent pursuant to Section 14.4(a)(A) to an indemnitee for an alleged or actual breach of a representation, warranty or covenant or a matter set forth on the Tigre Interestholder’s Disclosure Schedule 13.3(l) shall reduce any amounts to be paid by any ADS Interestholder pursuant to Section 14.4(a) to the same indemnitee based on the same alleged breach of representation, warranty or covenant or matter set forth on the Tigre Interestholder’s Disclosure Schedule 13.3(l). Likewise, any amounts paid by Tigre Parent pursuant to Section 14.4(a)(B) to an indemnitee for an alleged or actual breach of a representation, warranty or covenant or a matter set forth on the ADS Interestholder’s Disclosure Schedule 13.3(l) shall reduce any amounts to be paid by any Tigre Interestholder pursuant to Section 14.4(a) to the same indemnitee based on the same alleged breach of representation, warranty or covenant or matter set forth on the ADS Interestholder’s Disclosure Schedule 13.3(l).

(b) Indemnification by the Company. To the fullest extent permitted by applicable Law, the Company shall indemnify each Interestholder, its Affiliates and the directors, officers, stockholders, managers, members, employees, agents, heirs, successors, and assigns of such Interestholder and its Affiliates (the “Interestholder Indemnitees”) and hold such Interestholder Indemnitees harmless from and against all losses, costs, liabilities, damages, and expenses (including costs of suit and attorneys fees) they may incur on account of any breach by the Company of its covenants contained in Section 14.1(c); provided, however, that if an Interestholder or any Affiliate of an Interestholder authorizes or knowingly permits the Company to breach the Company’s covenants contained in Section 14.1(c), then (i) such Interestholder and its Interestholder Indemnitees shall not be entitled to indemnification pursuant to this Section 14.4(b) and (ii) such Interestholder shall (and, if such Interestholder is an ADS Interestholder, ADS shall, and, if such Interestholder is a Tigre Interestholder, Tigre shall), to the fullest extent permitted by applicable Law, indemnify the Other Party Indemnitees and the Company Indemnitees and hold such Other Party Indemnitees and Company Indemnitees harmless from and against all losses, costs, liabilities, damages, and expenses (including costs of suit and attorneys’ fees) they may occur on account of such Interestholder or its Affiliate authorizing or knowingly permitting the Company to breach the Company’s covenants contained in Section 14.1(c).

14.5 Guarantees. Subject to Section 5.1(b), if required by the lender under any credit facility entered into by the Company at an amount and on terms mutually approved by ADS and Tigre, (a) ADS Parent shall (or shall cause an Affiliate of ADS Parent acceptable to such lender and Tigre to) guarantee between fifty percent (50%) and one hundred percent (100%) of amounts outstanding under such new credit facility and (b) Tigre Parent shall (or shall cause an Affiliate of Tigre Parent acceptable to such lender and ADS to) guarantee between fifty percent (50%) and one hundred percent (100%) of amounts outstanding under such new credit facility; provided, however, that neither ADS Parent nor Tigre Parent shall have any obligation pursuant to this subsection to (or cause any of its Affiliates to) enter into a guarantee the maximum obligations of which exceed those of the guarantee to be entered into by the other (or the other’s Affiliate) pursuant to this Section 14.5.

14.6 CADE Approval. Within fifteen (15) working days from the execution of this Agreement, the Interestholders shall jointly present to CADE an approval request for the transactions contemplated by this Agreement. ADS Parent, Tigre Parent and the Interestholders shall cooperate in the preparation and presentation of such approval request and in providing to CADE any additional information related to their and their respective Affiliates’ businesses and assets which may be requested. The costs of all filings with CADE with respect to this Agreement shall be borne by the Company.

ARTICLE XV

GENERAL PROVISIONS

15.1 Notices. All notices, requests or consents provided for or permitted to be given under this Agreement must be in writing in the English language and must be delivered to the recipient in person or by internationally recognized overnight courier (except that notices of Board meetings may be sent to Board members via electronic mail transmission to the electronic mail addresses of the members of the Board on record with the Company); and any notice, request or consent given under this Agreement shall be effective upon receipt. All notices, requests and consents to be sent to an Interestholder must be sent to or made at the addresses given for that Interestholder on Schedule I, or such other address as that Interestholder may specify by notice to the other Interestholder pursuant to this Section 15.1. Any notice, request or consent to the Company must be given to all of the Interestholders. Whenever any notice is required to be given by Law or this Agreement, a written waiver thereof, signed by the Person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

15.2 Entire Agreement. This Agreement, including the Exhibits, Schedules and Disclosure Schedules attached hereto, constitutes the entire agreement relating to the formation and organization of the Company and supersedes all prior contracts or agreements with respect to such matters, whether oral or written. The Confidentiality Agreement is hereby superseded in its entirety by this Agreement. Upon their execution and delivery, each of the JV Documents will be an integral part of the joint venture relationship between the Interestholders contemplated by this Agreement.

15.3 Effect of Waiver or Consent. A waiver or consent, express or implied, to or of any breach or default by any Person in the performance by that Person of its obligations with respect to the Company or this Agreement is not a consent or waiver to or of any other breach or default in the performance by that Person of the same or any other obligations of that Person with respect to the Company or this Agreement. Failure on the part of a Person to complain of any act of any Person or to declare any Person in default with respect to the Company or this Agreement, irrespective of how long that failure continues, does not constitute a waiver by that Person of its rights with respect to that default until the applicable statute of limitations period has run.

15.4 Amendments. This Agreement may be amended only by a written instrument executed by all of the Interestholders.

15.5 Binding Effect; No Third-Party Beneficiaries; Remedies Not Exclusive. This Agreement is binding on and inures to the benefit of each Interestholder and its respective heirs, legal representatives, successors, and assigns. This Agreement is solely for the benefit of the Interestholders, their Affiliates, the Indemnitees and their respective successors and permitted assigns, and this Agreement shall not otherwise be deemed to confer upon or give to any other third party any remedy, claim, liability, reimbursement, cause of action or other right. Except as otherwise expressly stated in this Agreement, the rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy shall not preclude or constitute a waiver of a right to use any or all other remedies. Such rights and remedies are given in addition to any other rights and remedies a party may have by Law or otherwise.

15.6 Governing Law; Severability. This Agreement (including any matters relating to Article X and/or any substantive or procedural issues relating to any arbitration pursuant thereto that are not governed by the ICC Rules) is governed by and shall be construed in accordance with Chilean Law, excluding any conflict of laws rule or principle that might refer the governance or the construction of this Agreement to the law of another jurisdiction. Nothing in this Agreement shall preclude bringing enforcement proceedings in any jurisdiction in order to enforce any judgment obtained in any other proceeding or to compel arbitration or enforce an order or judgment of the arbitrator, nor shall the bringing of such enforcement proceedings in any one or more jurisdictions preclude the bringing of enforcement proceedings in any other jurisdiction. If any noncompetition restriction on the activities of the Company and its Subsidiaries set forth in Article IX of this Agreement is determined to be invalid, illegal or unenforceable, such restriction shall remain in full force and effect to the extent determined to be valid, legal and enforceable. Further, no Party shall be entitled to exercise its rights under Section 3.7 or Section 11.1(d) with respect to a modification to any such restriction unless such modification would affect the restriction throughout the entire Territory.

15.7 Further Assurances. In connection with this Agreement and the transactions contemplated hereby, each Interestholder (and their permitted successors or assigns) shall execute and deliver any additional documents and instruments and perform any additional acts that may be reasonably necessary or appropriate to effectuate and perform the provisions of this Agreement and those transactions.

15.8 Language. This Agreement has been drafted and executed in English. In the event this Agreement is translated into any other language, such translation shall be for informational purposes and the English version shall prevail over any other version. The Interestholders hereby undertake to amend the Bylaws of the Company each time it may be necessary to conform them to the provisions of this Agreement. Accordingly, if in the future there shall exist any discrepancy between this Agreement and the Bylaws of the Company, this Agreement shall prevail and the Interestholders shall amend the Bylaws to the extent necessary to eliminate such discrepancy.

15.9 Directly or Indirectly; Without Limitation. Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person, including actions taken by or on behalf of any Affiliate of such Person. Where any provision of this Agreement refers to action to be taken by the Interestholders, unless the language or context indicates otherwise, such action shall be deemed to require the action of all of the Interestholders. Throughout this Agreement, the term “including” and words to the same or similar effect shall be interpreted and construed to mean “including without limitation.”

15.10 Fees and Expenses. Except as set forth in Section 14.6, each of the Parties will bear its own costs and expenses (including without limitation the fees and expenses of any advisor, accountant, attorney or other representative retained by it, including any brokerage, commission, finder’s or financial advisory fees) incurred in connection with this Agreement and the transactions contemplated hereby.

15.11 References. All references herein to one gender shall include the others and the singular shall include the plural and vice versa as appropriate. All references to an entity shall be deemed to include its successors and assigns, to the extent succession or assignment is not restricted by this Agreement. Unless otherwise expressly provided, all references to “Articles” or “Sections” are to Articles or Sections of this Agreement.

15.12 Counterparts. This Agreement may be executed in one or more counterparts (including by means of facsimile), each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

15.13 Headings. The Article and Section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

INTERESTHOLDERS:

TUBOS Y PLÁSTICOS ADS CHILE LIMITADA		TIGRE CHILE S.A.

By:	/s/ Ewout Leeuwenburg	By:	/s/ Evaldo Dreher
Name:	Ewout Leeuwenburg	Name:	Evaldo Dreher
Title:	Class A Attorney-in-Fact	Title:	Presidente

		By:	/s/ Maria Hallack
		Name:	Maria Aparecida Metawias Hallack
		Title:	Director

PARENT COMPANIES:

ADVANCED DRAINAGE SYSTEMS, INC.		TIGRE S.A. - TUBOS E CONEXÕES

By:	/s/ J.A. Chlapaty	By:	/s/ Evaldo Dreher
Name:	Joseph A. Chlapaty	Name:	Evaldo Dreher
Title:	CEO	Title:	Presidente

		By:	/s/ Maria Hallack
		Name:	Maria Aparecida Metawias Hallack
		Title:	Director

COMPANY: TUBERÍAS T-A LIMITADA

By:	/s/ Ewout Leeuwenburg	By:	/s/ Maria Hallack
Name:	Ewout Leeuwenburg	Name:	Maria Aparecida Metawias Hallack
Title:	Attorney-in-Fact	Title:	Director

EXHIBIT A

Definitions

“Actual ADS Inventory Value” has the meaning set forth in Section 3.2(l).

“Actual Tigre Inventory Value” has the meaning set forth in Section 3.2(l).

“ADS” has the meaning set forth in the introductory paragraph.

“ADS Chilean Assets” has the meaning set forth in Section 3.2(a)(i).

“ADS Assignment and Assumption Agreement” has the meaning set forth in Section 3.2(g)(vi).

“ADS Chile Employees” means each and all of the employees of ADS on the Initial Closing Date.

“ADS Chilean Equipment” has the meaning set forth in Section 3.2(a)(i)(A).

“ADS Chilean Inventory” has the meaning set forth in Section 3.2(a)(i)(B).

“ADS Equipment” means the equipment and tooling set forth on Schedule II.

“ADS Indemnitees” has the meaning set forth in Section 14.4(a)(B).

“ADS Interestholder” has the meaning set forth in Section 9.1(e)(ii).

“ADS Inventory Value” has the meaning set forth in Section 3.2(a)(i)(C).

“ADS License Agreement” means the Patents, Trademarks and Know-How License Agreement in substantially the form of Exhibit C pursuant to which the Company has been licensed to use certain Intellectual Property ADS and its Affiliates as specified therein.

“ADS Parent” has the meaning set forth in the introductory paragraph.

“ADS Performance Bonds” has the meaning set forth in Section 3.2(g)(i).

“ADS Sales Agent Agreement” means the Sales Agent Agreement substantially in the form set forth in Exhibit G by which the Company and/or one or more of its Subsidiaries authorizes ADS Parent to sell Products as its sales agent.

“ADS Services Agreement” means the Services Agreement substantially in the form set forth in Exhibit I by which the Company authorizes ADS Parent to perform certain services for the Company and/or one or more of its Subsidiaries.

“Affected Interestholder” has the meaning set forth in Section 8.1.

“Affiliate” means, with respect to any Person, any other Person that (a) owns or controls the first Person, (b) is owned or controlled by the first Person or (c) is under common ownership or control with first Person, where “own” means direct or indirect ownership of more than fifty percent (50%) of the equity interest or rights to distributions on account of equity of the Person and “control” means the direct or indirect power to direct the management or policies of the Person, whether through the ownership of voting securities, by contract, or otherwise; provided, however, that neither the Company nor any Subsidiary shall be considered to be an Affiliate of an Interestholder or of an Affiliate of an Interestholder unless and until such Interestholder holds direct or indirect ownership of more than fifty percent (50%) of the equity interest or rights to distributions on account of equity of the Company or such Subsidiary.

“Agreed Corrugated Resin Cost Per Pound” has the meaning set forth in Section 3.2(a)(i)(D).

“Agreed Solid Wall Resin Cost Per Pound” has the meaning set forth in Section 3.2(a)(ii)(C).

“Agreement” has the meaning set forth in the introductory paragraph.

“Amended Bylaws” has the meaning set forth in Section 1.2.

“Appraisal” has the meaning set forth in Section 3.9(b).

“Appraised ADS Chilean Assets Value” has the meaning set forth in Section 3.2(a)(ii)(F).

“Argentina Closing Date” has the meaning set forth in Section 3.4.

“Argentine Subsidiary” has the meaning set forth in Section 3.4.

“Assigned ADS Contracts” has the meaning set forth in Section 3.2(g)(vi).

“Assigned Tigre Contracts” has the meaning set forth in Section 3.2(g)(vii).

“Assignment” means a public deed effecting the Disposition of Interests executed before a Chilean notary public by each of the Interestholders.

“Bankrupt Interestholder” means any Interestholder: (a) that (i) makes an assignment for the benefit of creditors, (ii) files a voluntary petition in bankruptcy, (iii) is adjudged a bankrupt or insolvent or has entered against the Interestholder an order for relief in any bankruptcy or insolvency proceeding, (iv) files a petition or answer seeking for the Interestholder a reorganization, arrangement, composition, conciliation, readjustment, liquidation, dissolution, suspension of payments, concurso mercantil or similar relief under any Law, (v) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Interestholder in a proceeding of the type described in subsections (i) through (iv) of subsection (a) of this definition, or (vi) seeks, consents to, or acquiesces in the appointment of a trustee, receiver, Síndico, conciliator or liquidator of the Interestholder or of all or any substantial part of the Interestholder’s properties; or (b) against which a proceeding seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution, suspension of payments, or similar relief under any Law has been commenced and one hundred twenty (120) Days have expired without dismissal or stay thereof or with respect to which, without the Interestholder’s consent or acquiescence, a trustee, receiver, Síndico, conciliator or liquidator of the Interestholder or of all or any substantial part of the Interestholder’s properties has been appointed and one hundred twenty (120) Days have expired without the decree or order making such appointment having been vacated or stayed, or one hundred twenty (120) Days have expired after the date of expiration of a stay, if the appointment has not previously been vacated.

“Beneficial Rights” has the meaning set forth in Section 3.2(g)(ix).

“Blue Stripe” means the traditional continuous and straight blue stripe mark applied to the length of the Corrugated HDPE Products of ADS Parent and its Affiliates sold in the U.S. (U.S. Trademark Registration No. 76656417).

“Board” means the Board of Directors of the Company.

“Brazil Lease” means the lease between Tigre Parent and the Brazilian Subsidiary for space in the Rio Claro facility of Tigre Parent in substantially the form of the lease attached as Exhibit F.

“Brazilian Subsidiary” has the meaning set forth in Section 3.3.

“Budget” means the then-current budget of the Company approved in accordance with Section 5.1(i).

“Business” means manufacturing, marketing, selling and servicing Products.

“Business Day” means any day other than a Saturday, a Sunday, or a holiday on which banks in Chile are required or permitted by Law to be closed.

“CADE” means the Administrative Council for Defense of the Economy of Brazil and other Brazilian authorities having jurisdiction with respect to matters of competition.

“CADE Compliance Date” has the meaning set forth in Section 3.7(a).

“Cash” means U.S. dollars.

“Change of Control” means, with respect to any Interestholder, that any of the following events shall have occurred with respect to such Interestholder or any Owner Party: (a) an Owner Party enters into an agreement to merge, consolidate or reorganize into or with another Person, and as a result, immediately after such transaction, less than a majority of the voting securities of the Person resulting from such transaction will be held in the aggregate by Persons who together held a majority of the voting securities interests of the Owner Party immediately prior to such transaction; (b) an Owner Party enters into an agreement to sell or otherwise transfer all or substantially all of its assets to another Person, and as a result, immediately after such transaction, less than a majority of the voting securities of the Person holding such assets will be held in the aggregate by Persons who together held a majority of the voting securities of the Owner Party immediately prior to such transaction; or (c) during any continuous twelve (12)-month period, holders of voting securities of an Owner Party sell or enter into agreements to sell voting securities of the Owner Party and as a result, less than a majority of the voting securities of the Owner Party will be held in the aggregate by Persons who together held a majority of the voting securities of the Owner Party at the beginning of such twelve (12)-month period.

“Chilean Assets” means, with respect to ADS, the ADS Chilean Assets, and, with respect to Tigre, the Tigre Chilean Assets.

“Chilean Law” means the Laws of the Republic of Chile.

“Chilean Limitada Law” means Law 3,918 (ley sobre sociedades de responsabilidad limitada); provided, however, that to the extent Law 3,918 and/or this Interestholder Agreement is silent with respect thereto, the provisions under Law 18,046 (ley sobre sociedades anonimas) shall apply in all matters governing the Board and transactions among the Company and any Interestholder.

“Chilean Subsidiary” has the meaning set forth in Section 3.2(b).

“Chilean Tax Laws” means the income tax law (ley de impuestos a la renta) and any other applicable tax law of the Republic of Chile, as amended from time to time.

“Closing Date” has the meaning set forth in Section 3.6(b)(i).

“Code” means the U.S. Internal Revenue Code of 1986, as heretofore or hereafter amended, and any successor statute thereto.

“Colombia Closing Date” has the meaning set forth in Section 3.5.

“Colombian Subsidiary” has the meaning set forth in Section 3.5.

“Combination Stripe” means the continuous and straight parallel green and blue stripe marks applied to the length of certain of the corrugated plastic pipe products of ADS Parent and its Affiliates sold in the U.S. (U.S. Trademark Registration No. 77327818).

“Company” has the meaning set forth in the Recitals.

“Company Indemnitees” has the meaning set forth in Section 14.4(a).

“Competing Business” means, with respect to ADS, manufacturing, marketing, selling and/or servicing plastic or concrete pipe and, with respect to Tigre, manufacturing, marketing, selling and/or servicing PVC pipe. A Person is engaged, directly or indirectly, in a Competing Business if fifty percent (50%) or more of the aggregate gross revenue of such Person and such Person’s Affiliates on a consolidated basis is derived from such Competing Business.

“Competitive Products” means Products and any other type of plastic pipe and fittings competitive with, or that may otherwise be marketed or sold as an alternative to, any Products. Notwithstanding the foregoing definition, “Competitive Products” shall not include solid wall PVC pipe and corrugated PVC pipe of the following diameters (which diameters of corrugated PVC pipe were manufactured or in active development by Tigre or any of its Affiliates as of January 9, 2009):

(a) With respect to Brazil: 200 mm; 250 mm; 315 mm; and 400 mm; and

(b) With respect to Colombia: diameters up to 300 mm.

“Confidential Information” means, (a) with respect to an Interestholder, any and all information (including operational, commercial and financial information) developed or disclosed by such Interestholder or its Affiliate pursuant to the Confidentiality Agreement or otherwise relating to (i) the Business, (ii) such Interestholder or (iii) any Affiliate of such Interestholder and (b) with respect to the Company or any Subsidiary, any and all information (including operational, commercial and financial information) developed or disclosed by the Company or such Subsidiary relating to the Business; provided, however, that (A) “Confidential Information” does not include information that (1) is in or enters the public domain through no fault of the Person receiving such information or (2) was in the possession of a Person prior to such Person’s receipt of such information in connection with the Business and (B) customer and supplier lists, pricing and cost information and business and marketing plans of or used by the Company or any Subsidiary shall be “Confidential Information” of the Company or such Subsidiary but not “Confidential Information” of an Interestholder or any Affiliate of an Interestholder. For avoidance of doubt, the contents of this Agreement shall be deemed Confidential Information of each Interestholder and the Company.

“Confidentiality Agreement” means the Confidentiality Agreement between Tigre Parent and ADS Parent (as assignee of ADS Worldwide, Inc., an assignee of ADS International, Inc.) dated July 15, 2008, as amended from time to time.

“Consent” means any consent or approval set forth on Disclosure Schedule 13.1(a) or Disclosure Schedule 13.2(a) and any other consent or approval where the failure to obtain such consent or approval would not have a Material Adverse Effect.

“Consolidated Net Profits” has the meaning ascribed thereto under IFRS.

“Contract” has the meaning set forth in Section 13.3(k).

“Contributed Business” means, with respect to ADS, manufacturing, marketing, selling and servicing Corrugated HDPE Products, and, with respect to Tigre, manufacturing, marketing, selling and servicing Solid Wall HDPE Products for mining applications.

“Corrugated Finished Goods Formula” has the meaning set forth in Section 3.2(a)(i)(E).

“Corrugated HDPE Products” means corrugated high density polyethylene pipes and related fittings.

“Day” means a calendar day; provided, however, that, if any period of Days referred to in this Agreement shall end on a Day that is not a Business Day, then the expiration of such period shall be automatically extended until the first succeeding Business Day.

“Deadlock” has the meaning set forth in Section 5.2.

“Deadlock Closing” has the meaning set forth in Section 5.2(b)(iii).

“Disclosing Interestholder” has the meaning set forth in Section 9.3(a)(i).

“Disclosure Schedules” means the Disclosure Schedules attached to this Agreement and delivered by ADS to Tigre and by Tigre to ADS on the Effective Date.

“Dispose”, “Disposed”, “Disposing” and/or “Disposition” means, with respect to any asset (including any Interests), a sale, assignment, transfer, conveyance, gift, exchange, or other disposition of such asset, whether such disposition be voluntary, involuntary, or by operation of law, including the following: (a) in the case of an asset owned by an Entity, (i) a merger or consolidation of such Entity, (ii) a conversion of such Entity into another type of Entity, or (iii) a distribution of such asset in connection with the dissolution, liquidation, winding-up, or termination of such Entity (unless, in the case of dissolution, such Entity’s business is continued without the commencement of liquidation or winding-up); and (b) a disposition in connection with, or in lieu of, a foreclosure of an Encumbrance; but such terms shall not include the creation of an Encumbrance.

“Disposing Interestholder” has the meaning set forth in Section 7.2(a).

“Disposition Period” has the meaning set forth in Section 7.2(d).

“Dispute” has the meaning set forth in Section 10.1.

“Dissolution Event” has the meaning set forth in Section 11.1.

“Effective Date” has the meaning set forth in the introductory paragraph.

“Employee Benefit Plan” means any material employee benefit plan, program or arrangement of any kind.

“Encumber”, “Encumbering” or “Encumbrance” means a security interest, lien, pledge, mortgage or other encumbrance or the creation thereof, whether such encumbrance be voluntary, involuntary, or by operation of law.

“Entity” means any corporation, limited liability company, partnership, limited partnership, venture, trust, estate, governmental entity, or other entity.

“Environmental, Health, and Safety Requirements” means all Laws concerning public health and safety, worker health and safety, pollution, or protection of the environment, including all those relating to the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, release, threatened release, control, or cleanup of any hazardous materials, substances, or wastes, chemical substances, or mixtures, pesticides, pollutants, contaminants, toxic chemicals, petroleum products or byproducts, asbestos, polychlorinated biphenyls, noise, or radiation.

“Exercise Notice” has the meaning set forth in Section 7.2(a).

“Exercise Period” has the meaning set forth in Section 7.2(a).

“Existing Arbitration” has the meaning set forth in Section 10.1(a).

“Exiting Interestholder” has the meaning set forth in Section 9.1(a)(ii).

“FCPA” means the U.S. Foreign Corrupt Practices Act, as amended.

“Financial Statements” has the meaning set forth in Section 13.3(b).

“First Refusal Closing” has the meaning set forth in Section 7.2(b).

“Fiscal Year” means the calendar year.

“Formal Termination Valuation” has the meaning set forth in Section 8.3(c)(iv).

“Green Stripe” means the traditional continuous and straight green stripe mark applied to the length of the Corrugated HDPE Products of ADS Parent and its Affiliates sold in the U.S. (U.S. Trademark Registration No. 73135433).

“Guaranteed Debts” has the meaning set forth in Section 14.2.

“HDPE” means high density polyethylene.

“ICC Rules” has the meaning set forth in Section 10.1(b).

“IFRS” means International Financial Reporting Standards.

“Improvements” has the meaning set forth in Section 13.3(g)(iv).

“Income Tax” means any income tax, including any interest, penalty, or addition thereto, whether disputed or not.

“Income Tax Return” means any return, declaration, report, claim for refund, or information return or statement relating to Income Taxes, including any schedule or attachment thereto, and including any amendment thereof.

“Indemnitee” means a Person entitled to indemnification pursuant to Section 14.4.

“Initial Closing Date” has the meaning set forth in Section 3.1.

“Initiating Interestholder” has the meaning set forth in Section 5.2(b)(i).

“Intellectual Property” means all of the following in any jurisdiction throughout the world: (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (b) all trademarks, service marks, trade dress, logos, slogans, trade names, corporate names, Internet domain names, and rights in telephone numbers, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith, (d) all mask works and all applications, registrations, and renewals in connection therewith, (e) ideas, research and development, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, tolerances, drawings and specifications, (f) all computer software (including source code, executable code, data, databases, and related documentation), (g) all advertising and promotional materials, and (h) all copies and tangible embodiments thereof (in whatever form or medium).

“Interest” means an interest in the ownership of the Company, expressed as a percentage.

“Interestholder” and “Interestholders” mean, except as otherwise provided in Section 13.3, the holder or holders, as the case may be, of Interests.

“Interestholder Indemnitees” has the meaning set forth in Section 14.4(b).

“JV Documents” means this Agreement, the License Agreements, the ADS Sales Agent Agreement, the Tigre Sales Agent Agreement, the ADS Services Agreement, the Tigre Services Agreement and any substantially similar agreements entered into between, on the one hand, either ADS, Tigre and/or one of their respective Affiliates, and, on the other hand, the Company and/or one or more of the Subsidiaries.

“Knowledge” means actual knowledge after reasonable investigation.

“Law” means any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority.

“Lease Assignment” has the meaning set forth in Section 3.2(g)(ii).

“Leased Real Property” means all leasehold or subleasehold estates and other rights to use or occupy any land, buildings, structures, improvements, fixtures, or other interest in real property held by ADS.

“Leases” means all leases, subleases, licenses, concessions and other agreements (written or oral), including all amendments, extensions, renewals, guaranties, and other agreements with respect thereto, pursuant to which ADS holds any Leased Real Property.

“License Agreements” means the ADS License Agreement, the Tigre License Agreement and all joinders thereto entered into by Subsidiaries and/or all license or sublicense agreements between, on one hand, either ADS, Tigre and/or one of their respective Affiliates and, on the other hand, the Company or any Subsidiary.

“Lien” means any mortgage, pledge, lien, encumbrance, charge, or other security interest.

“Major Matters” has the meaning set forth in Section 5.1(b).

“Material Adverse Effect” or “Material Adverse Change” means any effect or change (other than effects or changes in general business and economic conditions) that would be materially adverse to the business, assets, condition (financial or otherwise), operating results, operations, or business prospects of ADS’s Contributed Business or Tigre’s Contributed Business, as the case may be, taken as a whole.

“Material Breach Arbitration Award” has the meaning set forth in Section 8.2.

“Material Breach Buy/Sell Notice” has the meaning set forth in Section 8.2.

“Most Recent Balance Sheet” means the balance sheet contained within such Party’s Most Recent Financial Statements.

“Most Recent Financial Statements” has the meaning set forth in Section 13.3(b)(ii).

“Most Recent Fiscal Month End” has the meaning set forth in Section 13.3(b)(ii).

“Most Recent Fiscal Year End” has the meaning set forth in Section 13.3(b)(i).

“Notified Interestholder” has the meaning set forth in Section 7.2(a).

“Ordinary Course of Business” means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

“Other Party Indemnitees” has the meaning set forth in Section 14.4(a).

“Owner Party” means, with respect to any Interestholder, such Interestholder and any Person holding, directly or indirectly, a majority of the voting securities of such Interestholder.

“Panamericana Lease Agreement” means, that certain lease agreement (Contrato de Arrendamiento) entered into between ADS and Inmobiliaria La Primavera S.A. by public deed dated September 23, 2008, executed before the Notary Public of Santiago Mr. Juan Ricardo San Martin Urrejola.

“Parent” means, with respect to ADS, ADS Parent, and, with respect to Tigre, Tigre Parent.

“Party” and “Parties” have the meanings set forth in the introductory paragraph.

“Permitted Encumbrances” means with respect to each parcel of Real Property: (a) real estate taxes, assessments and other governmental levies, fees, or charges imposed with respect to such Real Property that are (i) not due and payable as of the Effective Date or (ii) being contested in good faith and for which appropriate reserves have been established; (b) mechanics’ liens and similar liens for labor, materials, or supplies provided with respect to such Real Property incurred in the Ordinary Course of Business for amounts that are (i) not due and payable as of the Effective Date or (ii) being contested in good faith that would not, individually or in the aggregate, materially impair the use or occupancy of the Real Property or the operation of the business of ADS as currently conducted on such Real Property; (c) zoning, building codes, and other land use Laws regulating the use or occupancy of such Real Property or the activities conducted thereon that are imposed by any governmental authority having jurisdiction over such Real Property and are not violated by the current use or occupancy of such Real Property or the operation of the business of ADS as currently conducted thereon; and (d) easements, covenants, conditions, restrictions, and other similar matters of record affecting title to such Real Property that do not or would not materially impair the use or occupancy of such Real Property in the operation of the business of ADS as currently conducted thereon.

“Person” means any natural person or Entity.

“Pre-Closing Service Period” has the meaning set forth in Section 3.2(g)(v)(B).

“Pro Rata”, with respect to the Interestholders, means in accordance with their relative percentage Interests.

“Products” means Corrugated HDPE Products, Solid Wall HDPE Products and such other HDPE or polypropylene products as may be added to the product lines of the Company or any of its Subsidiaries in connection with product line expansions approved from time to time by the Board.

“Prohibited List”, with respect to an Interestholder, means that certain list that such Interestholder has delivered to the other Interestholder in connection with the execution and delivery of this Agreement, which such list contains the names of (a) direct competitors of such Interestholder and (b) Persons that such Interestholder has, in its sole discretion, deemed would be an unsatisfactory co-venturer with respect to the Business.

“Proposed Budget” has the meaning set forth in Section 5.1(i).

“Public Official” has the meaning set forth in Section 13.3(i)(i)(C).

“Purchase and Sale Notice” has the meaning set forth in Section 5.2(b)(i).

“Real Property Laws” has the meaning set forth in Section 13.3(g)(v).

“Receiving Person” means each Interestholder (and its Affiliates), the Company (and its Affiliates) and each of ADS Parent (and its Affiliates) and Tigre Parent (and its Affiliates) to the extent that such Person has received Confidential Information of a Disclosing Interestholder, the Company or a Subsidiary of the Company.

“Regulations” means the Treasury Regulations promulgated under the Code from time to time.

“Related Agreements” has the meaning set forth in Section 10.1(a).

“Related Persons” has the meaning set forth in Section 9.3(e).

“Responding Interestholder” has the meaning set forth in Section 5.2(b)(i).

“Right of First Refusal” has the meaning set forth in Section 7.2(b).

“Sales Division” has the meaning set forth in Section 5.4(a).

“Second Notice” has the meaning set forth in Section 5.2(b)(ii).

“Solid Wall Finished Goods Formula” has the meaning set forth in Section 3.2(a)(ii)(D).

“Solid Wall HDPE Products” means solid wall high density polyethylene pipes and related fittings.

“Special Committee” has the meaning set forth in Section 5.1(g)(i).

“Standards” has the meaning set forth in Section 14.1(b).

“Subsidiary” means any Entity with respect to which the Company (or any Subsidiary thereof) owns a majority of the equity interests or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors or trustees.

“Survival Period” has the meaning set forth in Section 13.6.

“Tag Along Closing” has the meaning set forth in Section 7.2(c).

“Tag Along Right” has the meaning set forth in Section 7.2(c).

“Tax” or “Taxes” means any income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock/securities, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, or estimated tax, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

“Tax Return” means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

“Termination Buyer” has the meaning set forth in Section 8.4(c).

“Termination Event” has the meaning set forth in Section 8.1.

“Termination Option Period” has the meaning set forth in Section 8.4(b).

“Territory” means Brazil, Chile, Argentina, Colombia, Ecuador, Peru, Paraguay, Uruguay and Bolivia.

“Tigre” has the meaning set forth in the introductory paragraph.

“Tigre Chilean Assets” has the meaning set forth in Section 3.2(a)(ii).

“Tigre Assignment and Assumption Agreement” has the meaning set forth in Section 3.2(g)(vii).

“Tigre Equipment” means the Tigre Solid Wall Equipment and any equipment and tooling that may be contributed by Tigre to the Company pursuant to Section 3.3(a)(ii).

“Tigre Financial Statements” has the meaning set forth in Section 13.4(b).

“Tigre Footprints” means Tigre’s traditional tiger footprint mark applied to the length of its PVC pipes and related fittings solid in Brazil, Chile, Argentina, Paraguay, Ecuador, Colombia, Peru, Bolivia, Uruguay and the United States (Brazil Trademark Registration No. [—]).

“Tigre License Agreement” means the license agreement with the Company substantially in the form set forth in Exhibit D, licensing the Company to use certain Intellectual Property of Tigre Parent and its Affiliates.

“Tigre Indemnitees” has the meaning set forth in Section 14.4(a)(A).

“Tigre Interestholder” has the meaning set forth in Section 9.1(e)(iv).

“Tigre Inventory Value” has the meaning set forth in Section 3.2(a)(ii)(B).

“Tigre Parent” has the meaning set forth in the introductory paragraph.

“Tigre Sales Agent Agreement” means the Sales Agent Agreement substantially in the form set forth in Exhibit H by which the Company and/or one of more of its Subsidiaries authorizes Tigre Parent to sell Products as its sales agent.

“Tigre Services Agreement” means the Services Agreement substantially in the form set forth in Exhibit J by which the Company authorizes Tigre Parent to perform certain services for the Company and/or one or more of its Subsidiaries.

“Tigre Solid Wall Equipment” means the equipment and tooling set forth on Schedule III.

“Tigre Solid Wall Inventory” has the meaning set forth in Section 3.2(a)(ii)(A).

“Transfer Notice” has the meaning set forth in Section 7.2(a).

“Unit” means a unit of ownership of ADS.

“Unpaid Charges” has the meaning set forth in Section 3.2(g)(viii)(B).

“U.S.” means the United States of America.

“Valuation Specialist” means an independent valuation specialist mutually agreed by the Interestholders .

* * * * * *

SCHEDULE I

Interestholders

Name and Address of Interestholders	Initial Capital Contribution		Interests (%)
Tigre Chile S.A. Av. La Montaña 754, Barrio Industrial Los Libertadores, Colina. Santiago	U.S.$	500	50.0%
Tubos y Plásticos ADS Chile Limitada 4640 Trueman Blvd. Hilliard, Ohio 43026	U.S.$	500	50.0%

TOTAL	U.S.$	1,000	100.0%

SCHEDULE II

ADS Equipment

A.	ADS Chilean Equipment [see attached list titled Schedule II.A]

B.	ADS Brazilian Equipment [see attached list titled Schedule II.B]

SCHEDULE III

Tigre Solid Wall Equipment

Smoothwall Line #207 Moved into Antofagasta

Proposed ADS-Tigre Brazil Joint Venture

Component

Extruder - Hansenmaq (Brazil)

Die-Battenfeld (90 mm - 250 mm)

Vacuum Tank #1 - Liansu

Vacuum Tank #2 - Liansu

Spray Tank #2 - FB 250

Haul Off - Liansu

Cutoff - Liansu

1 Inkjet Printers

1 Striper Extruders

Smoothwall Line #208 Moved into Antofagasta

Proposed ADS-Tigre Brazil Joint Venture

Component

Extruder - Battenfeld BEX 1-120-30B/4

Die-Battenfeld (315 mm - 630 mm)

Vacuum Tank #1 - Cincinatti

Vacuum Tank #2 - Liansu

Spray Tank #1 - Cincinatti

Spray Tank #2 - Cincinatti

Haul Off - Sica

Cutoff - Sica

1 Inkjet Printers

1 Striper Extruders

SCHEDULE IV

Initial Board Members

Interestholder	Board Members	Alternates
Tigre	Maria Hallack (initial Chairman of the Board)	Evaldo Dreher
Paulo Nascentes
Gustavo Zanchi

ADS	Thomas Fussner	Joseph Chlapaty
Ewout Leeuwenburg
Mark Sturgeon

Initial Members of the Special Committee

Interestholder	Member of the Special Committee (each shall be selected from among the 3 Board Members appointed by the Interestholder)
Tigre	Maria Hallack

ADS	Ewout Leeuwenburg

SCHEDULE V

Financial and Other Reporting

1.	Monthly – no later than 25 Business Days after the last day of each month – unaudited management accounts for the immediately preceding month comprising:

(a) a profit and loss account and cash flow statement;

(b) a balance sheet as at the end of the immediately preceding month;

(c) commentary on the operational and financial position; and

(d) a forecast for the performance of the Company in the immediately following month.

2.	Annually – no later than 60 Business Days after the end of each Fiscal Year, audited financial statements (including consolidated profit and loss accounts, balance sheets and cash flow statements) in respect of that Fiscal Year.

3.2.2	EXECUTION VERSION

FIRST AMENDMENT TO INTERESTHOLDERS AGREEMENT

This FIRST AMENDMENT TO INTERESTHOLDERS AGREEMENT (this “Amendment”) is entered into effective as of July 31, 2009 by and among Tubos y Plásticos ADS Chile Limitada, a limited liability company (sociedad de responsabilidad limitada) organized under the laws of Chile by public deed dated April 30, 2002, executed in the notarial office of Santiago of Mr. José Musalem Saffie (“ADS”), Tigre Chile S.A., a corporation (sociedad anónima) organized under the laws of Chile by public deed dated December 4, 2002, executed before the Notary Public of Santiago Mrs. María Gloria Acharán Toledo (“Tigre”), Tuberías Tigre-ADS Limitada (formerly known as Tuberías T-A Limitada), a limited liability company (sociedad de responsabilidad limitada) organized under the laws of Chile by public deed dated May 18, 2009, executed before the Notary Public of Santiago Mr. José Musalem Saffie (the “Company”), Advanced Drainage Systems, Inc., a corporation organized under the laws of Delaware, United States of America and Tigre S.A. – Tubos e Conexões, a corporation (sociedade anônima) organized under the laws of Brazil.

RECITALS

WHEREAS, ADS and Tigre constitute all of the Interestholders of the Company; and

WHEREAS, pursuant to Section 15.4 of the Interestholders Agreement of the Company (the “Interestholders Agreement”), ADS and Tigre have determined to amend the Interestholders Agreement as set forth in this Amendment;

AGREEMENT

NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ADS and Tigre hereby agree as follows:

1. Definitions. Certain capitalized words and phrases used herein and not otherwise defined have the meanings set forth or referenced in the Interestholders Agreement.

2. Brazil Closing Contributions. Rather than effecting all contributions described in Section 3.3(a) of the Interestholders Agreement on the Initial Closing Date, as originally contemplated pursuant to Section 3.3 of the Interestholders Agreement, ADS and Tigre hereby agree to make such contributions as set forth in this Section 2.

(a) Tigre Equipment Contribution. On the Initial Closing Date, Tigre shall contribute to the capital of the Company the equipment and tooling set forth on Schedule A attached to this Amendment identified as “Tigre Brazilian Equipment”, which the Parties have agreed has a total value of U.S.$ 750,990.

(b) Tigre Cash Contribution. On the Initial Closing Date, Tigre shall contribute to the capital of the Company Cash in the total amount of U.S.$ 2,000,000.

(c) ADS Equipment Contribution. On the Initial Closing Date, ADS shall contribute to the capital of the Company the equipment and tooling set forth on Schedule B attached to this Amendment identified as “ADS Initial Closing Date Brazilian Equipment” (the “ADS Initial Closing Date Brazilian Equipment”), which the Parties have agreed has a total value of U.S.$ 2,747,554.

(d) ADS Equipment Deferred Contribution. ADS shall contribute (or cause its Affiliates to contribute) to the capital of the Company the equipment and tooling set forth on Schedule C attached to this Amendment identified as “ADS Deferred Brazilian Equipment” (the “ADS Deferred Brazilian Equipment”), which the Parties have agreed has a value of U.S.$ 1,984,646. ADS shall transfer title to the ADS Deferred Brazilian Equipment to the Company, by means of a Bill of Sale or equivalent valid documentation to effect such transfer of title, effective upon the earlier of (i) the Company’s receipt of the Tigre Cash Deferred Contribution or (ii) January 31, 2010. The obligation of ADS to transfer title to the ADS Deferred Brazilian Equipment as provided in this Section 2(d) will be reflected – as a deferred contribution obligation – in the Chilean public deed that will be executed on the Initial Closing Date evidencing Tigre’s and ADS’s agreed contributions to the Company.

(e) Tigre Cash Deferred Contribution. On or before the earlier of (i) January 31, 2010; (ii) the first day following the Initial Closing Date on which the available Cash of the Brazilian Subsidiary (including available lines of credit) falls below the total amount of U.S.$ 100,000; or (iii) the Business Day immediately prior to the date on which the ADS Deferred Brazilian Equipment is scheduled to leave the final shipping port in the United States of America for transportation to Brazil, Tigre shall contribute to the capital of the Company Cash in the total amount of U.S.$ 1,981,210 (the “Tigre Cash Deferred Contribution”). Tigre shall record on its books and records this contribution obligation in favor of the Company, such obligation to be also reflected – as a deferred contribution obligation – in the Chilean public deed that will be executed on the Initial Closing Date evidencing Tigre’s and ADS’s agreed contributions to the Company.

(f) Company Contributions to Brazilian Subsidiary. Upon receipt by the Company of any of the contributions contemplated in this Section 2, ADS and Tigre shall cause the Company to contribute all of such contributed Cash or non-Cash assets to the capital of the Brazilian Subsidiary as soon as reasonable practicable thereafter.

(g) Material Breach. Failure by ADS to make its deferred contribution of the ADS Deferred Brazilian Equipment in accordance with Section 2(d) shall constitute a material breach of the Interestholders Agreement. Failure by Tigre to make its deferred contribution of the Tigre Cash Deferred Contribution in accordance with Section 2(e) shall constitute a material breach of the Interestholders Agreement.

3. Increase to Brazil Contributions. In addition to the capital contributions contemplated in Section 3.2(c) and Section 3.3(a) of the Interestholders Agreement and Section 2 above, each of ADS and Tigre shall contribute to the capital of the Company an amount equal to fifty percent (50%) of the taxes and governmental charges resulting from the acquisition and/or importation of equipment that is contemplated or outlined in the Business Plan of the Company on the date hereof (the “Business Plan”) for Brazil operations that exceed the assumed tax and governmental charge amounts relating to such acquisition or importation set forth in the Business Plan. Such contributions shall be made on the earlier of (a) the date on which either the ADS Initial Closing Date Brazilian Equipment or the ADS Deferred Brazilian Equipment leaves the final shipping port in the United States of America for transportation to Brazil or (b) the date on which the taxes and governmental charges applicable to the importation of either the ADS Initial Closing Date Brazilian Equipment or the ADS Deferred Brazilian Equipment into Brazil are determined and payable. Such contributions shall be made in Cash and/or non-Cash assets approved by each of ADS and Tigre and, immediately after such contributions have been made, Tigre and ADS shall execute a public deed in accordance with Chilean law, increasing the equity capital of the Company in order to legally reflect these contributions. Upon receipt of the contributions contemplated in this Section 2, ADS and Tigre shall cause the Company to contribute all of such contributions to the capital of the Brazilian Subsidiary as soon as reasonable practicable thereafter.

4. Initial Closing Date. The Initial Closing Date under the Interestholders Agreement shall be July 31, 2009, and the transactions occurring between and among the Parties and their Affiliates on the Initial Closing Date contemplated by the Interestholders Agreement shall be effective (and calculations/estimates relating to such transactions shall be made) as of the close of business on the Initial Closing Date, except as otherwise expressly provided in this Amendment.

5. Meaning of “Agreement”. The term “Agreement” as used in the Interestholders Agreement, shall, unless otherwise specified or unless the context otherwise requires, mean and include the Interestholders Agreement and this Amendment, together, it being the intent of Tigre and ADS that each of the foregoing be applied and construed as a single instrument.

6. Ratification and Confirmation of the Interestholders Agreement. Tigre and ADS do hereby ratify and reaffirm all of the terms and provisions of the Interestholders Agreement, which, as amended and supplemented by this Amendment, shall remain in full force and effect.

7. Counterparts. This Amendment may be signed by Tigre and ADS in multiple counterparts, and provided that counterparts have been signed by each of Tigre and ADS, then all such counterparts shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment is executed by the parties effective as of the date first set forth above.

INTERESTHOLDERS:

TUBOS Y PLÁSTICOS ADS CHILE LIMITADA		TIGRE CHILE S.A.

By:	/s/ Carlos Derraik	By:	/s/ Maria Hallack
Name:	Carlos Augusto Derraik	Name:	Maria Hallack
Title:	Attorney-in-Fact	Title:	Director

		By:	/s/ Evaldo Dreher
		Name:	Evaldo Dreher
		Title:	Director

PARENT COMPANIES:

ADVANCED DRAINAGE SYSTEMS, INC.		TIGRE S.A. – TUBOS E CONEXÕES

By:	/s/ Ewout Leeuwenburg	By:	/s/ Maria Hallack
Name:	Ewout Leeuwenburg	Name:	Maria Hallack
Title:	Vice President	Title:	Director

		By:	/s/ Evaldo Dreher
		Name:	Evaldo Dreher
		Title:	President

COMPANY:

TUBERÍAS TIGRE-ADS LIMITADA (formerly known as Tuberías T-A Limitada)

By:	/s/ Maria Hallack
Name:	Maria Hallack
Title:	Attorney-in-Fact

By:	/s/ Carlos Derraik
Name:	Carlos Augusto Derraik
Title:	Attorney-in-Fact

SCHEDULE A TO FIRST AMENDMENT TO INTERESTHOLDERS AGREEMENT

Tigre Brazilian Equipment

Tigre Used Equipment (Brazil)
Frankische 160V Line
Extruder - Weber NE9	$108,376
Extruder - Weber NE7	$72,251
FDC-160- 60V Corrugator	$172,915
Cooling Tank w / Haul-Off	$18,191
Cut-Off	$39,360

Subtotal, Frankische 160V Line	$411,092

Facility Infrastructure
Compressed air laterals	$9,100
Tower Piping header	$29,400
Chiller Piping header	$29,400
Blenders, Stands, Pumps	$77,000
Air Compressor (Lead)	$12,163
Air Compressor (Trim)	$17,285
Air Dryer	$5,250
Air tank (2)	$6,440
Compressed air filtration	$1,260
Compressed air I8I controller	$2,800
Cooling tower pump deck	$33,600
Plant chiller	$50,050
Chiller pump deck	$29,400
Chiller Glycol	$8,750
Transformer	$28,000

Subtotal, Facility Infrastructure	$339,898

Totals
Frankische 160V Line	$411,092
Facility Infrastructure	$339,898

Total Tigre Used Equipment Contribution	$750,990

SCHEDULE B TO FIRST AMENDMENT TO INTERESTHOLDERS AGREEMENT

ADS Initial Closing Date Brazilian Equipment

ADS Initial Equipment Contribution to Brazil
Rio Claro Facility
3660 Line Equipment
Extruder 6” D.S. 32:1	$92,394.97
Adaptor Tooling	$12,074.34
Screen Changer	$16,799.09
Melt Pumps	$57,746.86
Die Stand Base	$5,144.72
Striper	$37,797.94
8 ton Gantry Crane	$26,038.58
3660 Corrugator (Fixes)	$423,126.97
Air Bath Base	$5,459.70
Cut-Off	$70,346.17
Roller Table	$37,797.94
Let-Down	$8,399.54
Trim Head	$71,396.11

Subtotal, 3660 Line Equipment	$864,523

3020 Line Equipment
Extruder 6” D.S. 32:1	$92,594.97
Adaptor Tooling	$6,299.66
Screen Changer	$16,799.09
Melt Pumps	$57,746.86
Striper	$23,098.74
3020 Corrugator	$364,330.17
Water Baths	$18,898.97
Cut-Off	$79,795.66
Roller Table	$29,398.40
Conveyor	$49,347.31
Trim Head	$8,189.55

Subtotal, 3020 Line Equipment	$746,499

3020 Line Dedicated Tooling
10” Tooling
10” Die Flares	$54,597.03
10” Cooling Plug	$9,344.49
10” Mold Blocks	$89,245.14
10” Bell and Spigot Molds	$6,299.66
Shipping Racks & Box	$3,149.83
12” Tooling
12” to 15” die Body	$59,846.74
12” Die Flares	$83,995.43
12” Cooling Plug	$13,649.26
12” Mold Blocks	$97,644.68
Shipping Racks & Box	$2,099.89
15” Tooling
15” Die Flares	$55,646.97
15” Cooling Plug	$12,599.31
15” Mold Blocks	$107,199.16
Shipping Racks & Box	$3,044.83
18” Tooling
18” to 30” die body	$69,296.23
18” Die Flares	$58,796.80
18” Cooling Plug	$13,124.29
18” Mold Blocks	$123,281.14
Shipping Racks & Box	$5,617.19
30” Tooling
30” Die Flares	$78,745.71
30” Cooling Plug	$17,324.06
30” Mold Blocks	$169,043.95
Shipping Racks & Box	$2,939.84

Subtotal, 3020 Line Dedicated Tooling	$1,136,532

Totals
3660 Equipment	$864,523
3020 Equipment	$746,499
3020 Dedicated Tooling	$1,136,532

Total Equipment and Dedicated Tooling (ADS Initial Contribution)	$2,747,554

SCHEDULE C TO FIRST AMENDMENT TO INTERESTHOLDERS AGREEMENT

ADS Deferred Brazilian Equipment

ADS Deferred Equipment Contribution to Brazil
Rio Claro Facility
3660 Line Dedicated Tooling
36” Tooling
36” Die, Stand & Cart	$57,746.86
36” Cooling Plug	$12,599.31
36” Mold Blocks	$316,032.80
36” Coupler Blocks (LH)	$73,496.00
36” Air Bath	$6,194.66
Shipping Racks & Box	$3,044.83
42” Tooling
42” Die, Stand	$113,393.83
42” Cooling Plug	$15,749.14
42” Mold Blocks	$347,531.08
42” Air Bath	$4,409.76
Shipping Racks & Box	$3,044.83
48” Tooling
48” Die, Stand	$148,041.94
48” Cooling Plug	$19,423.94
48” Mold Blocks	$385,329.02
48” Air Bath	$5,774.69
Shipping Racks & Box	$3,044.83

Subtotal, 3660 Line Dedicated Tooling	$1,514,858

3020 Line Dedicated Tooling
8” Tooling
8-10” Die Body	$48,297.37
8” Die Flares	$19,948.91
8” Cooling Plug	$7,349.60
8” Mold Blocks	$80,530.62
8” Bell and Spigot Molds	$14,174.23
Shipping Racks & Box	$1,784.90
24” Tooling
24” Die Flares	$70,346.17
24” Cooling Plug	$31,498.29
24” Mold Blocks	$191,658.67
Shipping Racks & Box	$4,199.77

Subtotal, 3020 Line Dedicated Tooling	$469,789

Totals
3660 Dedicated Tooling	$1,514,858
3020 Dedicated Tooling	$469,789

Total Equipment and Dedicated Tooling (ADS Deferred Contribution)	$1,984,646

SECOND AMENDMENT TO INTERESTHOLDERS AGREEMENT

This SECOND AMENDMENT TO INTERESTHOLDERS AGREEMENT (this “Second Amendment”) is entered into effective as of October     , 2009 by and among Tubos y Plásticos ADS Chile Limitada, a limited liability company (sociedad de responsabilidad limitada) organized under the laws of Chile by public deed dated April 30, 2002, executed in the notarial office of Santiago of Mr. José Musalem Saffie (“ADS”), Tigre Chile S.A., a corporation (sociedad anónima) organized under the laws of Chile by public deed dated December 4, 2002, executed before the Notary Public of Santiago Mrs. María Gloria Acharán Toledo (“Tigre”), Tuberías Tigre-ADS Limitada (formerly known as Tuberías T-A Limitada), a limited liability company (sociedad de responsabilidad limitada) organized under the laws of Chile by public deed dated May 18, 2009, executed before the Notary Public of Santiago Mr. José Musalem Saffie (the “Company”), Advanced Drainage Systems, Inc., a corporation organized under the laws of Delaware, United States of America and Tigre S.A. - Tubos e Conexões, a corporation (sociedade anônima) organized under the laws of Brazil.

RECITALS

WHEREAS, ADS and Tigre constitute all of the Interestholders of the Company;

WHEREAS, ADS and Tigre are parties to that certain Interestholders Agreement of the Company dated June 5, 2009 (the “Interestholders Agreement”), as amended by that certain First Amendment to Interestholders Agreement entered into effective as of July 31, 2009 (the “First Amendment”); and

WHEREAS, pursuant to Section 15.4 of the Interestholders Agreement, ADS and Tigre have determined to amend the Interestholders Agreement as set forth in this Second Amendment;

AGREEMENT

NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Definitions. Certain capitalized words and phrases used herein and not otherwise defined have the meanings set forth or referenced in the Interestholders Agreement.

2. Amendments.

(a) ADS Initial Closing Date Brazilian Equipment. Notwithstanding the First Amendment, ADS and Tigre hereby agree that “ADS Initial Closing Date Brazilian Equipment” shall mean the equipment and tooling set forth on Schedule B attached to this Second Amendment, which such schedule shall amend and supersede in its entirety Schedule B attached to the First Amendment.

(b) ADS Deferred Brazilian Equipment. Notwithstanding the First Amendment, ADS and Tigre hereby agree that “ADS Deferred Brazilian Equipment” shall mean the equipment and tooling set forth on Schedule C attached to this Second Amendment, which such schedule shall amend and supersede in its entirety Schedule C attached to the First Amendment.

3. Meaning of “Agreement”. The term “Agreement” as used in the Interestholders Agreement, shall, unless otherwise specified or unless the context otherwise requires, mean and include the Interestholders Agreement, the First Amendment and this Second Amendment, together, it being the intent of the Parties that each of the foregoing be applied and construed as a single instrument.

4. Ratification and Confirmation of the Interestholders Agreement. The Parties do hereby ratify and reaffirm all of the terms and provisions of the Interestholders Agreement, which, as amended and supplemented by the First Amendment and this Second Amendment, shall remain in full force and effect.

5. Counterparts. This Second Amendment may be signed by the Parties in multiple counterparts, and provided that counterparts have been signed by each of the Parties, then all such counterparts shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, this Second Amendment is executed by the parties effective as of the date first set forth above.

INTERESTHOLDERS:

TUBOS Y PLÁSTICOS ADS CHILE LIMITADA		TIGRE CHILE S.A.

By:	/s/ Ewout Leeuwenburg	By:	/s/ Maria Hallack
Name:	Ewout Leeuwenburg	Name:	Maria Hallack
Title:	Class A Attorney-in-Fact	Title:	Director

		By:	/s/ Evaldo Dreher
		Name:	Evaldo Dreher
		Title:	Director

PARENT COMPANIES:

ADVANCED DRAINAGE SYSTEMS, INC.		TIGRE S.A. - TUBOS E CONEXÕES

By:	/s/ Ewout Leeuwenburg	By:	/s/ Maria Hallack
Name:	Ewout Leeuwenburg	Name:	Maria Hallack
Title:	Vice President	Title:	Director

		By:	/s/ Evaldo Dreher
		Name:	Evaldo Dreher
		Title:	Director

COMPANY:

TUBERÍAS TIGRE-ADS LIMITADA

By:	/s/ Maria Hallack
Name:	Maria Hallack
Title:	Class A1 Attorney

By:	/s/ Ewout Leeuwenburg
Name:	Ewout Leeuwenburg
Title:	Class A2 Attorney

SCHEDULE B TO SECOND AMENDMENT TO INTERESTHOLDERS AGREEMENT

ADS Initial Closing Date Brazilian Equipment

ADS Initial Equipment Contribution to Brazil
Rio Claro Facility
3660 Line Equipment
Extruder 6” D.S. 32:1	$88,000.00
Adaptor Tooling	$11,500.00
Screen Changer	$16,000.00
Melt Pumps	$55,000.00
Die Stand Base	$4,900.00
Striper	$36,000.00
3660 Corrugator (Fixes)	$403,000.00
Air Bath Base	$5,200.00
Cut-Off	$67,000.00
Roller Table	$37,300.00
Let-Down	$8,500.00
Transfer Table	$15,350.00
Spare Die Plate and blades	$8,400.00
Dryer	$16,000.00
WTIB Stand	$21,949.00
Trim Head	$68,000.00

Subtotal, 3660 Line Equipment	$862,099

3020 Line Equipment
Extruder 6” D.S. 32:1	$88,000.00
Adaptor Tooling	$6,000.00
Screen Changer	$16,000.00
Melt Pumps	$55,000.00
Striper	$22,000.00
3020 Corrugator	$347,000.00
Water Baths	$18,000.00
Cut-Off	$76,000.00
Roller Table	$28,000.00
Conveyor	$47,000.00
WTIB Stand	$20,899.00
Resin System	$53,598.00
Trim Head	$7,800.00

Subtotal, 3020 Line Equipment	$785,297

B-1

3020 Line Dedicated Tooling
10” Tooling
10” Die Flares	$52,000.00
10” Cooling Plug	$8,900.00
10” Mold Blocks	$85,000.00
10” Bell and Spigot Molds	$6,000.00
Shipping Racks & Box	$3,000.00
12” Tooling
12” to 15” die Body	$57,000.00
12” Die Flares	$80,000.00
12” Cooling Plug	$13,000.00
12” Mold Blocks	$93,000.00
12” Bell and Spigot Molds	$17,688.00
Shipping Racks & Box	$2,000.00
15” Tooling
15” Die Flares	$53,000.00
15” Cooling Plug	$12,000.00
15” Mold Blocks	$102,100.00
Shipping Racks & Box	$2,900.00
18” Tooling
18” to 30” die body	$66,000.00
18” Die Flares	$56,000.00
18” Cooling Plug	$12,500.00
18” Mold Blocks	$117,417.00
Shipping Racks & Box	$5,350.00
30” Tooling
30” Die Flares	$75,000.00
30” Cooling Plug	$16,500.00
30” Mold Blocks	$161,003.00
Shipping Racks & Box	$2,799.94

Subtotal, 3020 Line Dedicated Tooling	$1,100,158

Totals
3660 Equipment	$862,099
3020 Equipment	$785,297
3020 Dedicated Tooling	$1,100,158

Total Equipment and Dedicated Tooling (ADS Initial Contribution )	$2,747,554

B-2

SCHEDULE C TO SECOND AMENDMENT TO INTERESTHOLDERS AGREEMENT

ADS Deferred Brazilian Equipment

ADS Deferred Equipment Contribution to Brazil
Rio Claro Facility
3660 Line Dedicated Tooling
36” Tooling
36” Die, Stand & Cart	$55,000.00
36” Cooling Plug	$12,000.00
36” Mold Blocks	$301,000.00
36” Coupler Blocks (LH)	$70,000.00
36” Air Bath	$5,900.00
Shipping Racks & Box	$2,900.00
42” Tooling
42” Die, Stand	$108,000.00
42” Cooling Plug	$15,000.00
42” Mold Blocks	$331,000.00
42” Air Bath	$4,200.00
42” Coupler Blocks (LH)	$94,404.00
Shipping Racks & Box	$2,900.00
48” Tooling
48” Die, Stand	$141,000.00
48” Cooling Plug	$18,500.00
48” Mold Blocks	$367,000.00
48” Air Bath	$5,500.00
Shipping Racks & Box	$2,900.00

Subtotal, 3660 Line Dedicated Tooling	$1,537,204

3020 Line Dedicated Tooling
8” Tooling
8-10” Die Body	$46,000.00
8” Die Flares	$19,000.00
8” Cooling Plug	$7,000.00
8” Mold Blocks	$76,700.00
8” Bell and Spigot Molds	$13,500.00
Shipping Racks & Box	$1,700.00
24” Tooling
24” Die Flares	$67,000.00
24” Cooling Plug	$30,000.00
24” Mold Blocks	$182,542.00
Shipping Racks & Box	$4,000.06
Subtotal, 3020 Line Dedicated Tooling	$447,442

Totals
3660 Dedicated Tooling	$1,537,204
3020 Dedicated Tooling	$447,442

Total Equipment and Dedicated Tooling (ADS Deferred Contribution)	$1,984,646

C-1

THIRD AMENDMENT TO INTERESTHOLDERS AGREEMENT

This THIRD AMENDMENT TO INTERESTHOLDERS AGREEMENT (this “Third Amendment”) is entered into effective as of December 15, 2009 by and among Tubos y Plásticos ADS Chile Limitada, a limited liability company (sociedad de responsabilidad limitada) organized under the laws of Chile by public deed dated April 30, 2002, executed in the notarial office of Santiago of Mr. José Musalem Saffie (“ADS”), Tigre Chile S.A., a corporation (sociedad anónima) organized under the laws of Chile by public deed dated December 4, 2002, executed before the Notary Public of Santiago Mrs. María Gloria Acharán Toledo (“Tigre”), Tuberías Tigre-ADS Limitada (formerly known as Tuberías T-A Limitada), a limited liability company (sociedad de responsabilidad limitada) organized under the laws of Chile by public deed dated May 18, 2009, executed before the Notary Public of Santiago Mr. José Musalem Saffie (the “Company”), Advanced Drainage Systems, Inc., a corporation organized under the laws of Delaware, United States of America and Tigre S.A. - Tubos e Conexões, a corporation (sociedade anônima) organized under the laws of Brazil.

RECITALS

WHEREAS, ADS and Tigre constitute all of the Interestholders of the Company;

WHEREAS, ADS and Tigre are parties to that certain Interestholders Agreement of the Company dated June 5, 2009 (the “Interestholders Agreement”), as amended by that certain First Amendment to Interestholders Agreement entered into effective as of July 31, 2009 (the “First Amendment”), and as further amended by that certain Second Amendment to Interestholders Agreement dated October 2009 (the “Second Amendment”); and

WHEREAS, pursuant to Section 15.4 of the Interestholders Agreement, ADS and Tigre have determined to amend the Interestholders Agreement as set forth in this Third Amendment;

AGREEMENT

NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Definitions. Certain capitalized words and phrases used herein and not otherwise defined have the meanings set forth or referenced in the Interestholders Agreement.

2. Amendments.

(a) Amendment to Section 5.1(b)(ix). ADS and Tigre hereby agree that the first occurrence of “The” in Section 5.1(b)(ix) of the Interestholders Agreement shall be deleted and “Except in the case of an Approved Interestholder Transaction (which shall not constitute Major Matters), the” shall be inserted in its place.

(b) Amendment to Exhibit A. ADS and Tigre hereby agree that the following shall be inserted immediately following the definition of “Appraised ADS Chilean Assets Value” in Exhibit A attached to the Interestholders Agreement:

“Approved Interestholder Transaction” means any transaction or series of transactions between, on the one hand, any Subsidiary, and, on the other hand, any of the Interestholders or any of their respective Affiliates that (i) relates to the supply of products, raw materials or supplies required by such Subsidiary in its ordinary course of business; (ii) has been previously approved by either (A) the Special Committee or (B) one Class A1 Attorney of the Company and one Class A2 Attorney of the Company; (iii) the total amount of which does not exceed the amount of U.S.$1,500,000, or its equivalent; and (iv) the terms and conditions of which are no less favorable to such Subsidiary than those that would be available on an arm’s length basis with unrelated third parties.

3. Meaning of “Agreement”. The term “Agreement” as used in the Interestholders Agreement, shall, unless otherwise specified or unless the context otherwise requires, mean and include the Interestholders Agreement, the First Amendment, the Second Amendment and this Third Amendment, together, it being the intent of the Parties that each of the foregoing be applied and construed as a single instrument.

4. Ratification and Confirmation of the Interestholders Agreement. The Parties do hereby ratify and reaffirm all of the terms and provisions of the Interestholders Agreement, which, as amended and supplemented by the First Amendment, the Second Amendment and this Third Amendment, shall remain in full force and effect.

5. Counterparts. This Third Amendment may be signed by the Parties in multiple counterparts, and provided that counterparts have been signed by each of the Parties, then all such counterparts shall constitute one and the same instrument.

[Signature Page Follows]

2

IN WITNESS WHEREOF, this Third Amendment is executed by the parties effective as of the date first set forth above.

INTERESTHOLDERS:

TUBOS Y PLÁSTICOS ADS CHILE LIMITADA		TIGRE CHILE S.A.

By:	/s/ Ewout Leeuwenburg	By:	/s/ Maria Hallack
Name:	Ewout Leeuwenburg	Name:	Maria Hallack
Title:	Class A Attorney-in-Fact	Title:	Director

		By:	/s/ Evaldo Dreher
		Name:	Evaldo Dreher
		Title:	Director

PARENT COMPANIES:

ADVANCED DRAINAGE SYSTEMS, INC.		TIGRE S.A. - TUBOS E CONEXÕES

By:	/s/ Ewout Leeuwenburg	By:	/s/ Maria Hallack
Name:	Ewout Leeuwenburg	Name:	Maria Hallack
Title:	Vice President	Title:	Director

		By:	/s/ Evaldo Dreher
		Name:	Evaldo Dreher
		Title:	Director

COMPANY:

TUBERÍAS TIGRE-ADS LIMITADA

By:	/s/ Maria Hallack
Name:	Maria Hallack
Title:	Class A1 Attorney

By:	/s/ Ewout Leeuwenburg
Name:	Ewout Leeuwenburg
Title:	Class A2 Attorney

3

FOURTH AMENDMENT TO INTERESTHOLDERS AGREEMENT

This FOURTH AMENDMENT TO INTERESTHOLDERS AGREEMENT (this “Fourth Amendment”) is entered into effective as of May 18, 2010 by and among Tubos y Plásticos ADS Chile Limitada, a limited liability company (sociedad de responsabilidad limitada) organized under the laws of Chile by public deed dated April 30, 2002, executed in the notarial office of Santiago of Mr. José Musalem Saffie (“ADS”), Tigre Chile S.A., a corporation (sociedad anónima) organized under the laws of Chile by public deed dated December 4, 2002, executed before the Notary Public of Santiago Mrs. María Gloria Acharán Toledo (“Tigre”), Tuberías Tigre-ADS Limitada (formerly known as Tuberías T-A Limitada), a limited liability company (sociedad de responsabilidad limitada) organized under the laws of Chile by public deed dated May 18, 2009, executed before the Notary Public of Santiago Mr. José Musalem Saffie (the “Company”), Advanced Drainage Systems, Inc., a corporation organized under the laws of Delaware, United States of America and Tigre S.A. - Tubos e Conexões, a corporation (sociedade anônima) organized under the laws of Brazil.

RECITALS

WHEREAS, ADS and Tigre constitute all of the Interestholders of the Company;

WHEREAS, ADS and Tigre are parties to that certain Interestholders Agreement of the Company dated June 5, 2009 (the “Interestholders Agreement”), as amended by that certain First Amendment to Interestholders Agreement entered into effective as of July 31, 2009 (the “First Amendment”), and as further amended by that certain Second Amendment to Interestholders Agreement dated October 2009 (the “Second Amendment”) and that certain Third Amendment to Interestholders Agreement dated December 15, 2009 (the “Third Amendment”); and

WHEREAS, pursuant to Section 15.4 of the Interestholders Agreement, ADS and Tigre have determined to amend the Interestholders Agreement as set forth in this Fourth Amendment;

AGREEMENT

NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Definitions. Certain capitalized words and phrases used herein and not otherwise defined have the meanings set forth or referenced in the Interestholders Agreement.

2. Amendment. The registration requirements with respect to the License Agreements set forth in Section 3.3(b)(ii), Section 3.4(b)(ii), Section 3.5(b)(ii) and Section 5.4(b)(v) of the Interestholders Agreement shall be optional, rather than mandatory, with such registrations effected as and in the manner mutually agreed upon by ADS Parent and Tigre Parent in consultation with counsel.

3. Meaning of “Agreement”. The term “Agreement” as used in the Interestholders Agreement, shall, unless otherwise specified or unless the context otherwise requires, mean and include the Interestholders Agreement, the First Amendment, the Second Amendment, the Third Amendment and this Fourth Amendment, together, it being the intent of the Parties that each of the foregoing be applied and construed as a single instrument.

4. Ratification and Confirmation of the Interestholders Agreement. The Parties do hereby ratify and reaffirm all of the terms and provisions of the Interestholders Agreement, which, as amended and supplemented by the First Amendment, the Second Amendment, the Third Amendment and this Fourth Amendment, shall remain in full force and effect.

5. Counterparts. This Fourth Amendment may be signed by the Parties in multiple counterparts, and provided that counterparts have been signed by each of the Parties, then all such counterparts shall constitute one and the same instrument.

[Signature Page Follows]

2

IN WITNESS WHEREOF, this Fourth Amendment is executed by the parties effective as of the date first set forth above.

INTERESTHOLDERS:

TUBOS Y PLÁSTICOS ADS CHILE LIMITADA		TIGRE CHILE S.A.

By:	/s/ Ewout Leeuwenburg	By:	/s/ Maria Hallack
Name:	Ewout Leeuwenburg	Name:	Maria Hallack
Title:	Class A Attorney-in-Fact	Title:	Director

		By:	/s/ Evaldo Dreher
		Name:	Evaldo Dreher
		Title:	Director

PARENT COMPANIES:

ADVANCED DRAINAGE SYSTEMS, INC.		TIGRE S.A. - TUBOS E CONEXÕES

By:	/s/ Ewout Leeuwenburg	By:	/s/ Maria Hallack
Name:	Ewout Leeuwenburg	Name:	Maria Hallack
Title:	Vice President	Title:	Director

		By:	/s/ Evaldo Dreher
		Name:	Evaldo Dreher
		Title:	Director

COMPANY:

TUBERÍAS TIGRE-ADS LIMITADA

By:	/s/ Maria Hallack
Name:	Maria Hallack
Title:	Class A1 Attorney

By:	/s/ Ewout Leeuwenburg
Name:	Ewout Leeuwenburg
Title:	Class A2 Attorney

3

FIFTH AMENDMENT TO INTERESTHOLDERS AGREEMENT

This FIFTH AMENDMENT TO INTERESTHOLDERS AGREEMENT (this “Fifth Amendment”) is entered into effective as of August 10, 2010 by and among Tubos y Plásticos ADS Chile Limitada, a limited liability company (sociedad de responsabilidad limitada) organized under the laws of Chile by public deed dated April 30, 2002, executed in the notarial office of Santiago of Mr. José Musalem Saffie (“ADS”), Tigre Chile S.A., a corporation (sociedad anónima) organized under the laws of Chile by public deed dated December 4, 2002, executed before the Notary Public of Santiago Mrs. María Gloria Acharán Toledo (“Tigre”), Tuberías Tigre-ADS Limitada (formerly known as Tuberías T-A Limitada), a limited liability company (sociedad de responsabilidad limitada) organized under the laws of Chile by public deed dated May 18, 2009, executed before the Notary Public of Santiago Mr. José Musalem Saffie (the “Company”), Advanced Drainage Systems, Inc., a corporation organized under the laws of Delaware, United States of America and Tigre S.A. - Tubos e Conexões, a corporation (sociedade anônima) organized under the laws of Brazil.

RECITALS

WHEREAS, ADS and Tigre constitute all of the Interestholders of the Company;

WHEREAS, ADS and Tigre are parties to that certain Interestholders Agreement of the Company dated June 5, 2009 (the “Interestholders Agreement”), as amended by that certain First Amendment to Interestholders Agreement entered into effective as of July 31, 2009 (the “First Amendment”), and as further amended by that certain Second Amendment to Interestholders Agreement dated October 2009 (the “Second Amendment”), that certain Third Amendment to Interestholders Agreement dated December 15, 2009 (the “Third Amendment”) and that certain Fourth Amendment to Interestholders Agreement dated May 18, 2010 (the “Fourth Amendment”); and

WHEREAS, pursuant to Section 15.4 of the Interestholders Agreement, ADS and Tigre have determined to amend the Interestholders Agreement as set forth in this Fifth Amendment;

AGREEMENT

NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Definitions. Certain capitalized words and phrases used herein and not otherwise defined have the meanings set forth or referenced in the Interestholders Agreement.

2. Amendment. The Parties hereby agree to forego the contribution of each of ADS and Tigre to the capital of the Company contemplated in Section 3 of the First Amendment relating to taxes and governmental charges resulting from the acquisition and/or importation of the ADS Initial Closing Date Brazilian Equipment or the ADS Deferred Brazilian Equipment into Brazil, and neither ADS nor Tigre shall be required to make such contribution to the capital of the Company.

3. Meaning of “Agreement”. The term “Agreement” as used in the Interestholders Agreement, shall, unless otherwise specified or unless the context otherwise requires, mean and include the Interestholders Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and this Fifth Amendment, together, it being the intent of the Parties that each of the foregoing be applied and construed as a single instrument.

4. Ratification and Confirmation of the Interestholders Agreement. The Parties do hereby ratify and reaffirm all of the terms and provisions of the Interestholders Agreement, which, as amended and supplemented by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and this Fifth Amendment, shall remain in full force and effect.

5. Counterparts. This Fifth Amendment may be signed by the Parties in multiple counterparts, and provided that counterparts have been signed by each of the Parties, then all such counterparts shall constitute one and the same instrument.

[Signature Page Follows]

2

IN WITNESS WHEREOF, this Fifth Amendment is executed by the parties effective as of the date first set forth above.

INTERESTHOLDERS:

TUBOS Y PLÁSTICOS ADS CHILE LIMITADA		TIGRE CHILE S.A.

By:	/s/ Ewout Leeuwenburg	By:	/s/ Maria Hallack
Name:	Ewout Leeuwenburg	Name:	Maria Hallack
Title:	Class A Attorney-in-Fact	Title:	Director

		By:	/s/ Evaldo Dreher
		Name:	Evaldo Dreher
		Title:	Director

PARENT COMPANIES:

ADVANCED DRAINAGE SYSTEMS, INC.		TIGRE S.A. - TUBOS E CONEXÕES

By:	/s/ Ewout Leeuwenburg	By:	/s/ Maria Hallack
Name:	Ewout Leeuwenburg	Name:	Maria Hallack
Title:	Vice President	Title:	Director

		By:	/s/ Evaldo Dreher
		Name:	Evaldo Dreher
		Title:	Director

COMPANY:

TUBERÍAS TIGRE-ADS LIMITADA

By:	/s/ Maria Hallack
Name:	Maria Hallack
Title:	Class A1 Attorney

By:	/s/ Ewout Leeuwenburg
Name:	Ewout Leeuwenburg
Title:	Class A2 Attorney

3

SIXTH AMENDMENT TO INTERESTHOLDERS AGREEMENT

This SIXTH AMENDMENT TO INTERESTHOLDERS AGREEMENT (this “Sixth Amendment”) is entered into effective as of April 1, 2011 by and among Tubos y Plásticos ADS Chile Limitada, a limited liability company (sociedad de responsabilidad limitada) organized under the laws of Chile by public deed dated April 30, 2002, executed in the notarial office of Santiago of Mr. José Musalem Saffie (“ADS”), Tigre Chile S.A., a corporation (sociedad anónima) organized under the laws of Chile by public deed dated December 4, 2002, executed before the Notary Public of Santiago Mrs. María Gloria Acharán Toledo (“Tigre”), Tuberías Tigre-ADS Limitada (formerly known as Tuberías T-A Limitada), a limited liability company (sociedad de responsabilidad limitada) organized under the laws of Chile by public deed dated May 18, 2009, executed before the Notary Public of Santiago Mr. José Musalem Saffie (the “Company”), Advanced Drainage Systems, Inc., a corporation organized under the laws of Delaware, United States of America and Tigre S.A. - Tubos e Conexões, a corporation (sociedade anônima) organized under the laws of Brazil.

RECITALS

WHEREAS, ADS and Tigre constitute all of the Interestholders of the Company;

WHEREAS, ADS and Tigre are parties to that certain Interestholders Agreement of the Company dated June 5, 2009 (the “Interestholders Agreement”), as amended by that certain First Amendment to Interestholders Agreement entered into effective as of July 31, 2009 (the “First Amendment”), and as further amended by that certain Second Amendment to Interestholders Agreement dated October 2009 (the “Second Amendment”), that certain Third Amendment to Interestholders Agreement dated December 15, 2009 (the “Third Amendment”), that certain Fourth Amendment to Interestholders Agreement dated May 18, 2010 (the “Fourth Amendment”) and that certain Fifth Amendment to Interestholders Agreement dated August 10, 2010 (the “Fifth Amendment”); and

WHEREAS, pursuant to Section 15.4 of the Interestholders Agreement, ADS and Tigre have determined to amend the Interestholders Agreement as set forth in this Sixth Amendment;

AGREEMENT

NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Definitions. Certain capitalized words and phrases used herein and not otherwise defined have the meanings set forth or referenced in the Interestholders Agreement.

2. Amendment to Section 5.1(b)(xv). The Parties hereby agree that the text in Section 5.1(b)(xv) of the Interestholders Agreement shall be deleted and the following should be inserted in its place:

“(xv) Any amendment of this Agreement, the Bylaws or the organizational documents of any Subsidiary, other than any amendments to the organizational documents of a Subsidiary set forth in an amendment instrument executed by each of the Interestholders;”

3. Meaning of “Agreement”. The term “Agreement” as used in the Interestholders Agreement, shall, unless otherwise specified or unless the context otherwise requires, mean and include the Interestholders Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and this Sixth Amendment, together, it being the intent of the Parties that each of the foregoing be applied and construed as a single instrument.

4. Ratification and Confirmation of the Interestholders Agreement. The Parties do hereby ratify and reaffirm all of the terms and provisions of the Interestholders Agreement, which, as amended and supplemented by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and this Sixth Amendment, shall remain in full force and effect.

5. Counterparts. This Sixth Amendment may be signed by the Parties in multiple counterparts, and provided that counterparts have been signed by each of the Parties, then all such counterparts shall constitute one and the same instrument.

[Signature Page Follows]

2

IN WITNESS WHEREOF, this Sixth Amendment is executed by the parties effective as of the date first set forth above.

INTERESTHOLDERS:

TUBOS Y PLÁSTICOS ADS CHILE LIMITADA		TIGRE CHILE S.A.

By:	/s/ Ewout Leeuwenburg	By:	/s/ Gustavo Zanchi
Name:	Ewout Leeuwenburg	Name:	Gustavo Rossler Zanchi
Title:	Class A Attorney-in-Fact	Title:	Director

		By:	/s/ Evaldo Dreher
		Name:	Evaldo Dreher
		Title:	Director

PARENT COMPANIES:

ADVANCED DRAINAGE SYSTEMS, INC.		TIGRE S.A. - TUBOS E CONEXÕES

By:	/s/ Ewout Leeuwenburg	By:	/s/ Gustavo Zanchi
Name:	Ewout Leeuwenburg	Name:	Gustavo Rossler Zanchi
Title:	Vice President	Title:	Director

		By:	/s/ Evaldo Dreher
		Name:	Evaldo Dreher
		Title:	Director

COMPANY:

TUBERÍAS TIGRE-ADS LIMITADA

By:	/s/ Gustavo Zanchi
Name:	Gustavo Rossler Zanchi
Title:	Class A1 Attorney

By:	/s/ Ewout Leeuwenburg
Name:	Ewout Leeuwenburg
Title:	Class A2 Attorney

3

SEVENTH AMENDMENT TO INTERESTHOLDERS AGREEMENT

This SEVENTH AMENDMENT TO INTERESTHOLDERS AGREEMENT (this “Seventh Amendment”) is entered into effective as of January 25, 2012 by and among Tubos y Plásticos ADS Chile Limitada, a limited liability company (sociedad de responsabilidad limitada) organized under the laws of Chile by public deed dated April 30, 2002, executed in the notarial office of Santiago of Mr. José Musalem Saffie (“ADS”), Tigre Chile S.A., a corporation (sociedad anónima) organized under the laws of Chile by public deed dated December 4, 2002, executed before the Notary Public of Santiago Mrs. María Gloria Acharán Toledo (“Tigre”), Tuberías Tigre-ADS Limitada (formerly known as Tuberías T-A Limitada), a limited liability company (sociedad de responsabilidad limitada) organized under the laws of Chile by public deed dated May 18, 2009, executed before the Notary Public of Santiago Mr. José Musalem Saffie (the “Company”), Advanced Drainage Systems, Inc., a corporation organized under the laws of Delaware, United States of America and Tigre S.A. - Tubos e Conexões, a corporation (sociedade anônima) organized under the laws of Brazil.

RECITALS

WHEREAS, ADS and Tigre constitute all of the Interestholders of the Company;

WHEREAS, ADS and Tigre are parties to that certain Interestholders Agreement of the Company dated June 5, 2009 (the “Interestholders Agreement”), as amended by that certain First Amendment to Interestholders Agreement entered into effective as of July 31, 2009 (the “First Amendment”), and as further amended by that certain Second Amendment to Interestholders Agreement dated October 2009 (the “Second Amendment”), that certain Third Amendment to Interestholders Agreement dated December 15, 2009 (the “Third Amendment”), that certain Fourth Amendment to Interestholders Agreement dated May 18, 2010 (the “Fourth Amendment”) that certain Fifth Amendment to Interestholders Agreement dated August 10, 2010 (the “Fifth Amendment”) and that certain Sixth Amendment to Interestholders Agreement dated April 1, 2011 (the “Sixth Amendment”); and

WHEREAS, pursuant to Section 15.4 of the Interestholders Agreement, ADS and Tigre have determined to amend the Interestholders Agreement as set forth in this Seventh Amendment;

AGREEMENT

NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Definitions. Certain capitalized words and phrases used herein and not otherwise defined have the meanings set forth or referenced in the Interestholders Agreement.

2. Amendment to “Competitive Products” Definition. ADS and Tigre hereby agree that the definition of “Competitive Products” in Exhibit A attached to the Interestholders Agreement shall be deleted in its entirety and the following shall be inserted in its place:

““Competitive Products” means Products and any other type of plastic pipe and fittings competitive with, or that may otherwise be marketed or sold as an alternative to, any Products. Notwithstanding the foregoing definition, “Competitive Products” shall not include solid wall PVC pipe, corrugated PVC pipe and PVC fittings of diameters up to 400 mm (which diameters of corrugated PVC pipe were manufactured or in active development by Tigre or any of its Affiliates as of January 9, 2009).”

3. Meaning of “Agreement”. The term “Agreement” as used in the Interestholders Agreement, shall, unless otherwise specified or unless the context otherwise requires, mean and include the Interestholders Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment and this Seventh Amendment, together, it being the intent of the Parties that each of the foregoing be applied and construed as a single instrument.

4. Ratification and Confirmation of the Interestholders Agreement. The Parties do hereby ratify and reaffirm all of the terms and provisions of the Interestholders Agreement, which, as amended and supplemented by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment and this Seventh Amendment, shall remain in full force and effect.

5. Counterparts. This Seventh Amendment may be signed by the Parties in multiple counterparts, and provided that counterparts have been signed by each of the Parties, then all such counterparts shall constitute one and the same instrument.

[Signature Page Follows]

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IN WITNESS WHEREOF, this Seventh Amendment is executed by the parties effective as of the date first set forth above.

INTERESTHOLDERS:

TUBOS Y PLÁSTICOS ADS CHILE LIMITADA		TIGRE CHILE S.A.

By:	/s/ Ewout Leeuwenburg	By:	/s/ Luis Ferreira
Name:	Ewout Leeuwenburg	Name:	Luis Roberto Wenzel Ferreira
Title:	Class A Attorney-in-Fact	Title:	Director

		By:	/s/ Evaldo Dreher
		Name:	Evaldo Dreher
		Title:	Director

PARENT COMPANIES:

ADVANCED DRAINAGE SYSTEMS, INC.		TIGRE S.A. - TUBOS E CONEXÕES

By:	/s/ Ewout Leeuwenburg	By:	/s/ Luis Ferreira
Name:	Ewout Leeuwenburg	Name:	Luis Roberto Wenzel Ferreira
Title:	Senior Vice President	Title:	Director

		By:	/s/ Evaldo Dreher
		Name:	Evaldo Dreher
		Title:	Director

COMPANY:

TUBERÍAS TIGRE-ADS LIMITADA

By:	/s/ Luis Ferreira
Name:	Luis Roberto Wenzel Ferreira
Title:	Class A1 Attorney

By:	/s/ Ewout Leeuwenburg
Name:	Ewout Leeuwenburg
Title:	Class A2 Attorney

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FIRST ADDENDUM TO INTERESTHOLDERS AGREEMENT

(2011 CAPITAL CONTRIBUTIONS)

This FIRST ADDENDUM TO INTERESTHOLDERS AGREEMENT (this “Addendum”) is entered into effective as of June 27, 2011 (the “Effective Date”) by and among Tubos y Plásticos ADS Chile Limitada, a limited liability company (sociedad de responsabilidad limitada) organized under the laws of Chile by public deed dated April 30, 2002, executed in the notarial office of Santiago of Mr. José Musalem Saffie (“ADS”), Tigre Chile S.A., a corporation (sociedad anónima) organized under the laws of Chile by public deed dated December 4, 2002, executed before the Notary Public of Santiago Mrs. María Gloria Acharán Toledo (“Tigre”), Tuberías Tigre-ADS Limitada (formerly known as Tuberías T-A Limitada), a limited liability company (sociedad de responsabilidad limitada) organized under the laws of Chile by public deed dated May 18, 2009, executed before the Notary Public of Santiago Mr. José Musalem Saffie (the “Company”), Advanced Drainage Systems, Inc., a corporation organized under the laws of Delaware, United States of America and Tigre S.A. - Tubos e Conexões, a corporation (sociedade anônima) organized under the laws of Brazil. Additionally, Tubos Tigre-ADS do Brasil Limitada, a limited liability company (sociedade de responsabilidade limitada) organized under the laws of Brazil (the “Brazilian Subsidiary”) joins this Addendum for purposes of Section 5.

RECITALS

WHEREAS, ADS and Tigre constitute all of the Interestholders of the Company;

WHEREAS, ADS and Tigre are parties to that certain Interestholders Agreement of the Company dated June 5, 2009 (as amended, the “Interestholders Agreement”); and

WHEREAS, ADS and Tigre desire to make additional equal Cash contributions to the capital of the Company in accordance with the terms of this Addendum;

AGREEMENT

NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Definitions. Capitalized words and phrases used herein and not otherwise defined have the meanings set forth or referenced in the Interestholders Agreement.

2. Interestholders Agreement. While this Addendum does not effect any amendments to the Interestholders Agreement, this Addendum shall be a part of and subject to the terms of the Interestholders Agreement. The term “Agreement” as used in the Interestholders Agreement, shall, unless otherwise specified or unless the context otherwise requires, mean and include the Interestholders Agreement and this Addendum, together, it being the intent of the Parties that this Addendum be treated as part of the Interestholders Agreement.

3. Contributions to the Company. On the Effective Date, or on such other date as is mutually agreed upon by ADS and Tigre, each of ADS and Tigre shall contribute to the capital of the Company U.S.$ 2,500,000 (for a total combined capital contribution of U.S. $5,000,000) (the “Contributions”).

4. Contributions to Subsidiaries. Upon receipt by the Company of the Contributions, the Company shall make the following respective contributions to the capital of the Chilean Subsidiary and the Brazilian Subsidiary as soon as reasonably practicable thereafter.

(a) Contribution to the Chilean Subsidiary. From the Contributions, the Company shall contribute approximately U.S. $3,000,000 to the Chilean Subsidiary. The Company shall cause the Chilean Subsidiary to use the proceeds of such capital contribution (i) to purchase a Corma 3020 No. 2 production line and related tooling (the “3020 Line”) from ADS Parent for approximately USD $1,755,355, (ii) to make an initial payment of approximately $400,000 for the acquisition by the Chilean Subsidiary of a solid wall high density polyethylene pipe 900mm production line and related tooling from an unaffiliated U.S.-based seller (unless the involvement of ADS Parent in the transaction will help achieve a purchase discount, in which case ADS Parent may be involved as a party) and (iii) for facility improvements, installation expenses and working capital.

(b) Contribution to the Brazilian Subsidiary. From the Contributions, the Company shall contribute approximately U.S. $2,000,000 to the Brazilian Subsidiary. The Company shall cause the Chilean Subsidiary to use the proceeds of such capital contribution to pay trade payables of the Brazilian Subsidiary owed to affiliates of the Interestholders for resin purchases, expense reimbursement for rent and utilities, and other trade payables and for working capital.

(c) Documentation of Capital Contributions. The foregoing contributions to the Company and the Chilean Subsidiary shall be reflected in public deeds in accordance with Chilean law, increasing the equity capital of the Company and the Chilean Subsidiary in order to legally reflect these contributions. The foregoing contribution to the Brazilian Subsidiary shall be reflected in an amendment to its Articles of Association.

5. Rescission of Prior Transaction. To facilitate the Chilean Subsidiary’s purchase of the 3020 Line, ADS Parent and the Brazilian Subsidiary hereby agree (a) that ADS Parent has not and will not transfer the 3020 Line to the Brazilian Subsidiary, (b) that the grant, conveyance, transfer, assignment and delivery of the 3020 Line set forth in the Bill of Sale (Corma 3020 No. 2 Production Line) executed and delivered by ADS Parent to the Brazilian Subsidiary effective March 31, 2011 shall be null and void and of no further force or effect, and (c) that any grant, conveyance, transfer, assignment and delivery of any portion of the 3020 Line by ADS Parent to the Brazilian Subsidiary shall be null and void and of no further force or effect.

6. Ratification and Confirmation of the Interestholders Agreement. The parties do hereby ratify and reaffirm all of the terms and provisions of the Interestholders Agreement, which, as supplemented by this Addendum, shall remain in full force and effect.

7. Counterparts. This Addendum may be signed by the parties in multiple counterparts, and provided that counterparts have been signed by each of the parties, then all such counterparts shall constitute one and the same instrument.

[Signature Page Follows]

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IN WITNESS WHEREOF, this Addendum is executed by the parties effective as of the date first set forth above.

INTERESTHOLDERS:

TUBOS Y PLÁSTICOS ADS CHILE LIMITADA		TIGRE CHILE S.A.

By:	/s/ Ewout Leeuwenburg	By:	/s/ Evaldo Dreher
Name:	Ewout Leeuwenburg	Name:	Evaldo Dreher
Title:	Class A Attorney-in-Fact	Title:	Director

		By:	/s/ Gustavo Zanchi
		Name:	Gustavo Rossler Zanchi
		Title:	Director

PARENT COMPANIES:

ADVANCED DRAINAGE SYSTEMS, INC.		TIGRE S.A. - TUBOS E CONEXÕES

By:	/s/ Ewout Leeuwenburg	By:	/s/ Evaldo Dreher
Name:	Ewout Leeuwenburg	Name:	Evaldo Dreher
Title:	Vice President	Title:	Director

		By:	/s/ Luis Ferreira
		Name:	Luis Roberto Wenzel Ferreira
		Title:	Director

COMPANY:		BRAZILIAN SUBSIDIARY:

TUBERÍAS TIGRE-ADS LIMITADA		TUBOS TIGRE-ADS DO BRASIL LIMITADA

By:	/s/ Luis Ferreira	By:	/s/ Igor Nelson
Name:	Luis Roberto Wenzel Ferreira	Name:	Igor Norris Nelsen
Title:	Class A1 Attorney	Title:	Manager

By:	/s/ Ewout Leeuwenburg	By:	/s/ Juan Vazquez
Name:	Ewout Leeuwenburg	Name:	Juan Heribierto Vazquez Gonzalez
Title:	Class A2 Attorney	Title:	Manager

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